Exhibit 10.2

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Execution Copy

COLLABORATION AGREEMENT

BY AND BETWEEN

MOMENTA PHARMACEUTICALS, INC.

AND

MYLAN IRELAND LIMITED,

DATED AS

OF JANUARY 8, 2016

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

COLLABORATION AGREEMENT

This Collaboration Agreement (the “Agreement”), executed as of January 8, 2016 (the “Execution Date”), is made by and between Momenta Pharmaceuticals, Inc., a Delaware corporation (“Momenta”), with a principal place of business at 675 West Kendall Street, Cambridge, Massachusetts 02142, and Mylan Ireland Limited, a limited company organized under the laws of Ireland (“Mylan”), with a principal place of business at South Bank House, Barrow Street, 6th Floor, Dublin 4, Ireland.  Momenta and Mylan may each be referred to individually as a “Party” or, collectively, the “Parties”.

RECITALS

The Parties desire to collaborate with respect to the development, manufacture and commercialization of a portfolio of biosimilar versions of certain reference brand biologic products, as described below.

In consideration of the premises set forth above and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Momenta and Mylan agree as follows:

ARTICLE 1.
DEFINITIONS

The capitalized terms used in this Agreement (other than the headings of the Sections or Articles) have the following meanings set forth in this Article 1, or, if not listed in this Article 1, the meanings as designated in the text of this Agreement.

1.1                               “Abatacept Innovator” means Bristol-Myers Squibb Company and its Affiliates, or any successor in interest thereto with respect to Orencia®, and Persons acting under authority thereof or in collaboration therewith, whether by contract, pursuant to a joint venture or otherwise.

1.2                               “Accounting Standards” means GAAP, consistently applied by the applicable Party.

1.3                               “Additional Clinical Trial” means a controlled clinical trial of a Product in human patients to generate safety, efficacy or clinical immunogenicity data to demonstrate that such Product is highly similar to its Reference Product and to demonstrate safety, purity, and potency of such Product, in the proposed therapeutic indication, which information is sufficient to support the filing for Regulatory Approval under Section 351(k) of the PHS Act, or corresponding laws or their implementing regulations in other countries within the Territory.  For clarity, an Additional Clinical Trial may be conducted using a single dose or regimen or multiple doses or regimens, as appropriate, and such Additional Clinical Trial may be conducted at multiple centers.  The Additional Clinical Trial shall be designed to be a pivotal study or, when appropriate outside the United States, a Phase 3 clinical trial, for such Product.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.4                               “Additional Development Activity” has the meaning set forth in Section 2.2(b).

1.5                               “Affiliate” means, with respect to a Person any Person that controls, is controlled by, or is under common control with such Person, for so long as such control exists.  For purposes of the foregoing sentence, “control” means: (a) to possess, directly or indirectly, the power to direct affirmatively the management and policies of such Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; (b) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors; or (c) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities, or in each case (a) and (b) such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction.

1.6                               “[***] Innovator” means [***] and its Affiliates, or any successor in interest thereto with respect to [***], and Persons acting under authority thereof or in collaboration therewith, whether by contract, pursuant to a joint venture or otherwise.

1.7                               “Allocable Legal Expense Share” means with respect to each Product, fifty percent (50%) for Momenta and fifty percent (50%) for Mylan.

1.8                               “Applicable Law” means all applicable provisions of any and all federal, national, state, provincial, and local statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, injunctions, awards, judgments, permits and licenses of or from any governmental authorities (including Regulatory Authorities) relating to or governing a Party’s obligations and rights under this Agreement.

1.9                               “Approval Batch” means any validation, confirmation or scale-up batch of Product manufactured in support of Regulatory Approval.

1.10                        “Biosimilar” means, with respect to a reference brand biologic product, a [***] that is: (a) [***] to such reference brand biologic product notwithstanding [***] in [***] components; and (b) has no [***] from such reference brand biologic product in terms of [***]; and (c) would be [***] by the FDA [***] elsewhere in the Territory, regardless of whether [***] for commercial purposes.

1.11                        “Biological Entity” means each of: (a) the fusion protein abatacept; (b) the [***]; (c) the [***]; (d) the [***]; (e) the [***]; and (f) the [***], in each case as further described on Exhibit 1.11, along with in each case any [***] to the foregoing that [***] of the biological entities described on Exhibit 1.11.

1.12                        “BLA” means a Biologics License Application filed pursuant to the requirements of the FDA under Section 351(k) of the PHS Act and 12 C.F.R., Section 601.2, to obtain Regulatory Approval for a Product in the United States, or the equivalent application or filing in another country (as applicable).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.13                        “BPCI Act” means the Biologics Price Competition and Innovation Act of 2009 within the Patient Protection and Affordable Care Act, signed into law in March 2010, and as may be subsequently amended.

1.14                        “Business Day” means any day other than a: (a) Saturday or Sunday; (b) day that is a recognized national holiday in the U.S.; or (c) day that commercial banks are authorized to close under the Applicable Laws of, or are in fact closed in, the Commonwealth of Massachusetts or State of New York.

1.15                        “Calendar Quarter” means each of the three (3) month periods ending March 31, June 30, September 30 and December 31; provided, however, that: (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first complete Calendar Quarter thereafter; and (b) the last Calendar Quarter shall extend from the beginning of the Calendar Quarter in which this Agreement expires or terminates until the effective date of such expiration or termination.

1.16                        “Calendar Year” means: (a) for the first Calendar Year of the Term, the period beginning on the Effective Date and ending on December 31, 2016; (b) for each Calendar Year of the Term thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31; and (c) for the last Calendar Year of the Term, the period beginning on January 1 of the Calendar Year in which the Agreement expires or terminates and ending on the effective date of expiration or termination of this Agreement.

1.17                        “Claims” means, collectively, any and all Third Party demands, claims, actions and proceedings (whether criminal or civil, in contract, tort or otherwise).

1.18                        “Clinical Development” means any and all Development activities to be conducted in humans related to or in furtherance of Regulatory Approval, including all clinical trials and any such post-approval regulatory commitments, or Post-Approval Clinical Trials.  The Clinical Development activities to be performed as part of the Collaboration shall be as described in the applicable Product Work Plan.

1.19                        “Collaboration” means the Development, Manufacturing and Commercialization of, and the conduct of the relevant Legal Activities with respect to, the Products in the relevant countries in the Territory, under this Agreement as described herein and the applicable Product Work Plans.

1.20                        “Collaboration Intellectual Property” means all Collaboration Know-How and Collaboration Patent Rights.  Collaboration Intellectual Property shall exclude Momenta Intellectual Property and Mylan Intellectual Property.

1.21                        “Collaboration Know-How” means Know-How [***] in the course of the Collaboration [***] or their Affiliates or their respective employees, contractors or consultants.  Collaboration Know-How shall exclude [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.22                        “Collaboration Patent Rights” means Patent Rights [***].  Collaboration Patent Rights shall exclude [***].

1.23                        “Commercialize” “Commercialization” and “Commercialization Activities” means all activities of using, marketing, promoting, distributing, importing, offering for sale or selling a Product related to the Launch and commercialization of such Product in the respective countries of the Territory.  Such Commercialization Activities may include activities with respect to a Product that are directed to: (a) [***]; (b) [***]; (c) [***], including [***]; (d) branding; (e) sales and marketing, including detailing, etailing and online marketing; (f) [***] associated with the Products; (g) [***], including the conduct of [***]; (h) [***] management; (i) [***], including the use of [***] involving key [***]; (j) [***] and mechanisms, including [***] websites; (k) the recruiting, hiring, administration, operation and maintenance of the [***] such Product in the Territory, including [***] and other communications, [***] costs, [***] personnel who support the [***], including any activities of Momenta or Mylan under the [***]; and (l) [***] associated with the Launch and commercialization of the Products, including [***].  For avoidance of doubt, (a) through (l) above sets forth examples of activities that may constitute “Commercialization Activities” rather than a list of activities required to be performed by a Party or limiting the activities that would constitute Commercialization.  The Commercialization Activities to be performed as part of the Collaboration for any specific Product shall be as described in the applicable Commercialization Plan.

1.24                        “Commercialization Expenses” means, with respect to a Product, the [***] costs paid by a Party to a Third Party related to Commercialization and [***] by a Party, after the Effective Date, in connection with Commercialization of such Product by or on behalf of a Party in accordance with the applicable Product Work Plan, as determined from the books and records of the applicable Party or its Affiliates [***].  For clarity, a Product’s Commercialization Expenses excludes the [***] for such Product and includes the [***] costs [***], and the [***], Mylan or Momenta in the conduct of activities under the Co-Commercialization Agreement.  Commercialization Expenses also include [***] associated with [***] and other similar costs associated with the Commercialization of the Products that [***].

1.25                        “Commercialization Plan” shall be a component of each Product Work Plan as further described at Section 2.1(c) herein.

1.26                        “Commercial Scale” means the scale of a chemical or biological process for the Manufacture of a Product in sufficient quantities to support the projected supply requirements for the marketed Product as of the First Commercial Sale of such Product.  Commercial Scale, as it relates to a Product, shall, as appropriate, be further defined in the applicable Product Work Plan.

1.27                        “Commercially Reasonable Efforts” means, with respect to the performing Party, the carrying out of obligations of such Party in a diligent and expeditious manner as is commonly practiced in the pharmaceutical industry, including the allocation of a commercially reasonable level of personnel and financial resources, consistent with (and not materially less than) such level of resources and efforts that an established pharmaceutical company typically devotes to products of similar market potential at a similar stage of development or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

commercialization in its product lifecycle, taking into account scientific, technical, developmental, regulatory and commercial factors such as the [***] (including [***] the marketplace, cost, profitability, [***] (including [***] or other [***] of the Product, and the [***] and conditions involved.

1.28                        “Competing Product” means, with respect to any Product: (a) the corresponding [***]; (b) a Biosimilar of such [***] (other than such Product); and (c) any biological medicinal product incorporating the [***] in such Product (but excluding, for clarity, products incorporating [***] that result in [***].  For example, a Competing Product to the Product known as M834 would be [***] Orencia®, [***] Orencia®, but would exclude a biological medicinal product incorporating [***] that results from [***] protein abatacept [***] (including [***] abatacept.

1.29                        [***] means [***] version of a [***] (other than [***], which may include: (a) a pharmaceutical product with a [***] (such as [***] products); (b) a pharmaceutical product with a [***] (such as [***]; (c) a pharmaceutical product with a [***] (such as certain [***]; or (d) complete [***] (such as [***] using a [***] or a [***].

1.30                        “Confidential Information” means: (a) all proprietary information and materials, patentable or otherwise, of a Party which is disclosed by or on behalf of such Party to the other Party or its representatives pursuant to and in contemplation of this Agreement, including, without limitation, biological or chemical substances, formulations, techniques, methodology, equipment, data, reports, Know-How, sources of supply, patent positioning, business plans and financial information; and (b) any other information designated by the disclosing Party to the other Party in writing as confidential or proprietary, whether or not related to making, using or selling a Product.  Notwithstanding the foregoing, the term ‘Confidential Information’ shall not include information: (w) which is or becomes generally available to the public other than as a result of disclosure thereof by the receiving Party; (x) which is lawfully received by the receiving Party on a non-confidential basis from a Third Party that is not, to the receiving Party’s knowledge, itself under any obligation of confidentiality or nondisclosure to the disclosing Party or any other Person with respect to such information; (y) which is already known to the receiving Party at the time of disclosure by the disclosing Party; or (z) which can be shown by the receiving Party to have been independently developed by the receiving Party without use of or reference to the disclosing Party’s Confidential Information.

1.31                        “Control” means, with respect to any Patent Rights or any item of Know-How, the possession, whether by ownership or license (other than licensed by one Party to the other Party pursuant to this Agreement), by a Party or any of its Affiliates of the ability to grant access, a license or a sublicense as provided in this Agreement under such item or right without: (a) violating the terms of any agreement or other arrangement with, or any legal rights of, any Third Party; (b) violating the terms of any agreement to which such Party or its Affiliate is a party; or (c) requiring the consent of any Third Party.  For clarity, any such Patent Rights or item of Know-How acquired by a Party after the Effective Date, which is necessary to Develop, Manufacture or Commercialize a Product, shall be [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.32                        “Cost of Goods Sold” or “COGS” means: (a) with respect to Product that is Manufactured by a Party or its Affiliates, the Manufacturing Cost of such Product; and (b) with respect to Product purchased by a Party or its Affiliates from a Third Party, such Party or its Affiliate’s [***] cost of acquisition of such Product (including the [***] and all other [***] included in, or consumed in the manufacture of, the Product), together in the case of (a) and (b) with: (i) [***] and (ii) [***] paid or payable by such Party or its Affiliates to any Third Parties for [***] of Product where such [***] to make such payment [***], and together in the case of (b) with other costs incurred by such Party or its Affiliates and [***] such Product in [***], including costs of [***].  For clarity, COGS shall include such costs with respect to [***].  If [***], the Parties will [***] the costs of such [***].

1.33                        “Covers” means: (a) with respect to Know-How, that the making, using, selling or offering for sale of a given molecule, product, or item would require the use of such Know-How; and (b) with respect to Patent Rights, that the making, using, selling, offering for sale, or importation of a given molecule, product, or item would infringe a Valid Claim of such Patent Rights (in the absence of ownership of, or a license under, such Patent Rights).

1.34                        “[***] Innovator” means [***] and its Affiliates, or any successor in interest thereto with respect to [***] or [***], and Persons acting under authority thereof or in collaboration therewith, whether by contract, pursuant to a joint venture or otherwise.

1.35                        “Develop”, “Development” and “Development Activities” means with respect to a Product, all activities either related to or in furtherance of the creation or scientific or technical improvement of such Product, or that are necessary or useful to obtain Regulatory Approval of such Product, whether such activities are conducted prior to the filing of an application for Regulatory Approval of such Product in any country in the Territory or thereafter.  Development Activities may include: (a) design of a [***] a Product; (b) creation and selection of a [***] of such Product; (c) [***] activities for the Product, including the creation and implementation of a [***]; (d) [***] of the Product (including for [***]) and associated [***] studies; (e) creation and implementation of the Product [***], including selection of [***]; (f) [***] and [***] of a Product; (g) [***] of such Product and the applicable [***] to determine [***]; (h) [***] and, if applicable, [***], creation of [***] activities associated with a [***] program; (i) creation and design of a [***] for the Product; (j) [***] for the Product prior to obtaining Regulatory Approval to market the Product, including the preparation and filing of [***], and the development and selection of the [***]; and (k) [***] in connection with the foregoing activities.  For avoidance of doubt, (a) through (k) above set forth examples of activities that would constitute “Development Activities” rather than a list of activities required to be performed by a Party or limiting activities to be performed by a Party.  The Development Activities to be performed as part of the Collaboration for any specific Product shall be as described in the applicable Product Work Plan.

1.36                        “Development Expenses” means, with respect to a Product, the costs [***] by or on behalf of a Party, including [***] costs paid by a Party to Third Parties (collectively) [***] in connection with the Development of such Product in accordance with the relevant Product Work Plan, as determined from the books and records of the applicable Party or its Affiliates [***] and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

each Party’s [***].  For clarity, Development Expenses shall include all [***] associated with [***] for the Products as well as [***] associated with [***] of the Products (e.g., costs with respect to [***] of Product that are [***] in support of [***] and that are not [***].

1.37                        “Divest” or “Divestiture” means, with respect to any Competing Product: (a) the sale, exclusive license or other transfer of all of the right, title and interest in and to such Competing Product in the applicable country(ies) in the Territory, including all technology, intellectual property and other assets relating solely thereto, to an independent Third Party, without the retention or reservation of any rights, license or interest (other than solely an economic interest and, in the event of a termination, customary residual rights) in such Competing Product with respect to the applicable country(ies) in the Territory; or (b) the shutdown of activities related to the Competing Product in the applicable country(ies) in the Territory such that no technology, intellectual property or other asset relating thereto is used by the applicable Party or its Affiliates and delivery of written confirmation from such Party to the other Party that the Divesting Party and its Affiliates covenant not to use any technology, intellectual property and assets solely relating to such Competing Product in the applicable country(ies) in the Territory during the Term.

1.38                        “Dollars” or “$” means the legal tender of the United States.

1.39                        “[***] Innovator” means [***] and its Affiliates, or any successor in interest thereto with respect to [***] and Persons acting under authority thereof or in collaboration therewith, whether by contract, pursuant to a joint venture or otherwise.

1.40                        “Effective Date” means the HSR Clearance Date, as defined in Section 12.12.

1.41                        “EMA” or “European Medicines Agency” means the European Union agency for the evaluation of medicinal products, or any successor entity thereto.

1.42                        “Enforcement Litigation” shall have the meaning set forth at Section 5.4(b).

1.43                        “EU” means the European Union.

1.44                        “Fault” means, with respect to a Party: (a) the breach of this Agreement by such Party, including a breach of a Party’s representations or warranties under Article 11; (b) the violation of Applicable Law in the performance of the Collaboration; or (c) the (i) negligence or gross negligence; (ii) willful misconduct; (iii) intentional misrepresentation; (iv) recklessness; or (v) fraud of or by such Party, in each case ((i) - (v)) in the Development or Manufacture for, or Commercialization in, the Territory of a Product or otherwise in the performance of any other rights or obligations under this Agreement.

1.45                        “FDA” or “Food and Drug Administration” means the U.S. Food and Drug Administration, or any successor entity thereto.

1.46                        “Field” means use for all therapeutic indications in humans.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.47                        “Final Legal Clearance” means with respect to a Product that [***], on a country-by-country basis, the earliest of: (a) receipt by a Party or any of its Affiliates of [***]: (i) [***]; (ii) [***]; or (iii) [***], in any case that determines that the [***] of such Product [***] the relevant [***] in such country (due to [***] (b) receipt by a different Third Party of [***]: (i) [***]; (ii) [***]; or (iii) [***], in any case that determines that the [***] of such Product [***] the relevant [***] in such country (due to [***] or (c) in the event that, pursuant to Section 2.4(f), Mylan Launches such Product [***] as described in clause (a) or (b) above, Momenta’s provision of written notice to Mylan indicating that [***] with respect to such Product;  provided however that [***] pursuant to this clause (c) shall not be effective until the earlier of: (I) at least [***] after Mylan’s Launch of such Product; or (II) the [***] as described in clause (a) or (b) above.

1.48                        “First Commercial Sale” means, with respect to any Product, the first sale of such Product by a Party, its Sublicensee or any of their respective Affiliates to a Third Party following receipt of Regulatory Approval of such Product in the country of sale.

1.49                        “FTE” means the equivalent of the work of one (1) employee full-time for one (1) year (consisting of a total of [***] per year, or such other number as may be agreed by the JSC) on or directly related to the Collaboration.  Any individual who devotes less than [***] per year (or such other number as may be agreed by the JSC) shall be treated as an FTE on a pro-rata basis upon the actual number of hours worked divided by [***] (or such other number as may be agreed by the JSC).  Unless modified by the JSC, the [***] figure shall be used without regard to the [***] of the [***] that [***].

1.50                        “FTE Costs” means the actual fully burdened cost per FTE on an annual basis and are intended to capture [***] costs and [***] the activities of such FTE.

1.51                        “GAAP” means U.S. Generally Accepted Accounting Principles.

1.52                        “GMP” or “Good Manufacturing Practice” means the current good manufacturing practice regulations of the FDA, including as described in the U.S. Code of Federal Regulations, Parts 210, 211, 601, and 606, or any applicable corresponding foreign regulations or their respective successor regulations.

1.53                        “Hold Separate Transaction” means any “hold separate” transaction (whether through the establishment of a trust or otherwise) involving the proposed sale of a Competing Product in the applicable country(ies) in the Territory pursuant to an agreement with any governmental authority responsible for antitrust laws.

1.54                        “IND” means: (a) an Investigational New Drug Application as defined in the United States Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder by the FDA, including 21 C.F.R., part 312; or (b) a Clinical Trial Application or equivalent application in the EU, the filing of which is necessary to commence clinical testing of a pharmaceutical product in humans in a particular jurisdiction.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.55                        “IND Acceptance” means, with respect to a Product, the earlier to occur of the date that: (a) written notice of a waiver of, or exemption from, the need to file an IND is received by a Party from the applicable Regulatory Authority and such waiver or exemption becomes effective, in each case either in the U.S. or the EU; or (b) authorization is obtained from the applicable Regulatory Authority in the U.S. or the EU to initiate dosing in humans, based on such Regulatory Authority’s review of analytical data comparing such Product to the Reference Product, which in the U.S. means: (i) thirty (30) days after FDA receives the IND, unless FDA notifies the sponsor that the investigations described in the IND are subject to a clinical hold; or (ii) on written notification by FDA that the clinical investigations in the IND may begin.  For avoidance of doubt, the written notice referred to in subsection (a) above may be in the form of a letter from the relevant Regulatory Authority approving the development plan of the Parties that does not require human clinical trials as adequate to support Regulatory Approval of the applicable Product or an actual written waiver of an IND.

1.56                        “Initial Clinical Trial” means a human clinical trial of a Product (as required by the applicable Regulatory Authority) conducted to generate pharmacokinetic and pharmacodynamic (if relevant pharmacodynamic measures exist) data that is comparative to the applicable Reference Product, for purposes of supporting an application for Regulatory Approval under Section 351(k) of the PHS Act, or equivalent in other countries within the Territory.  The Initial Clinical Trial shall be designed to be a Phase 1 clinical trial for such Product but may also include additional features that could facilitate a waiver or targeting of the Additional Clinical Trial.

1.57                        “Initial Press Releases” shall have the meaning set forth at Section 7.2 herein.

1.58                        “Innovator” means the Abatacept Innovator, the [***] Innovator, the [***] Innovator, the [***] Innovator, the [***] Innovator, or the [***] Innovator, as applicable.

1.59                        “[***] Innovator” means [***] and its Affiliates, or any successor in interest thereto with respect to [***], and Persons acting under authority thereof or in collaboration therewith, whether by contract, pursuant to a joint venture or otherwise.

1.60                        “Joint Steering Committee” or “JSC” shall have the meaning set forth in Section 3.1.

1.61                        “Know-How” means information and materials, including, without limitation, ideas, concepts, discoveries, inventions, developments, improvements, know-how, expertise, trade secrets, designs, devices, equipment, process conditions, physical materials (including chemical or biological materials), production processes and designs, specifications, computer programs, formulas, techniques, methods, procedures, assay systems and applications, experimental results, data (including, without limitation, analytical, toxicological, pharmacological, clinical, bioequivalence, and stability data), documentation, and reports, whether patentable or otherwise.  For clarity, Know-How excludes Patent Rights.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.62                        “Launch” means, with respect to any Product, to make (or the making of, as context requires) the First Commercial Sale of such Product.

1.63                        “Legal Activities” means legal work and advice relating to the Collaboration including: (a) [***] and other activities under the [***]; (b) legal work pertaining to [***], including [***] proceedings (including [***] and related litigation); (c) [***], including [***] and litigation under [***] (or other similar [***] as applicable to any Product; (d) creation of a [***] for any Product; (e) management of [***] related to any Product; and (f) [***] activities related to any Product.

1.64                        “Legal Expenses” means, with respect to a Product, the costs [***] by or on behalf of a Party on or after the Effective Date, including [***] expenses, in connection with Legal Activities for such Product conducted pursuant to this Agreement.  For avoidance of doubt, Legal Expenses includes the costs of [***] in connection with [***], and any [***] payable to Third Parties in connection with [***].

1.65                        “Losses” means any and all liabilities, penalties, damages costs, fines, and expenses (including [***] and other [***] expenses).

1.66                        “Major Country” means each of the [***].

1.67                        “Manufacture,” “Manufacturing” and “Manufacturing Activities” means, with respect to a Product, all activities involved in the production, storing, handling, packaging, labeling and distribution of Product to be Developed or Commercialized under this Agreement.  Such Manufacturing Activities may include: (a) creation and design of the Product packaging; (b) the creation and implementation of a commercial inventory and Product supply chain distribution strategy; (c) the manufacture of clinical and commercial inventory for the Product; (d) the manufacture of a delivery device for the Product; (e) the manufacture of the packaging for the Product; (f) quality control and quality assurance of the Product; (g) release of the Product; and (h) the distribution, delivery and storage of the Product.  For avoidance of doubt, (a) through (h) above sets forth examples of activities that would constitute “Manufacturing Activities” rather than a list of activities required to be performed by a Party.  The Manufacturing Activities to be performed as part of the Collaboration for any specific Product shall be as described in the applicable Product Work Plan.

1.68                        “Manufacturing Cost” means, with respect to a Product, the [***] costs incurred by a Party or its Affiliates determined in accordance [***] and consistent with such [***], for the Manufacture of such Product (provided that any such [***] to such Product), which costs may include:

(a)                                 the cost of [***], in each case including [***] and other similar costs associated with acquiring such items;

(b)                                 [***] (including [***], including [***] to the manufacture of such Product;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(c)                                  the [***] cost or credit of any [***] paid or utilized (and not reimbursed or reimbursable) on account of such Product;

(d)                                 [***] costs for the manufacture of such Product, including [***] costs;

(e)                                  manufacturing [***] (including [***] costs and [***] in the manufacture of such Product;

(f)                                   costs for [***] (including the costs of [***] of such Product, including the costs of [***]; and

(g)                                  other costs [***] the manufacture of such Product, including [***] for the Product in the Field consistent with the Product Work Plan), [***].

For clarity, Manufacturing Cost shall exclude [***] and other costs [***].

1.69                        “Momenta Improvement(s)” means any Patent Rights or Know-How [***] of the Products pursuant to this Agreement that are [***] in the course of the Collaboration [***] Momenta, its Affiliates or their respective employees, contractors or consultants.  For clarity, any such Patent Rights or Know-How acquired by Momenta shall be [***].

1.70                        “Momenta Intellectual Property” means all Momenta Know-How, Momenta Patent Rights and Momenta Improvements.

1.71                        “Momenta Know-How” means all Know-How that is within the Control of Momenta and its Affiliates [***], that: (a) [***] a Product; or (b) is [***] for Mylan to exercise the rights licensed to it under the Agreement or to perform its obligations under the Agreement.

1.72                        “Momenta Patent Rights” means all Patent Rights that are within the Control of Momenta and its Affiliates [***], that: (a) [***] a Product; or (b) [***] for Mylan to exercise the rights licensed to it under the Agreement or to perform its obligations under the Agreement.

1.73                        “Mylan Improvement(s)” means any Patent Rights or Know-How [***] of the Products pursuant to the Agreement that [***] in the course of the Collaboration [***] Mylan, its Affiliates or their respective employees, contractors or consultants.  For clarity, any such Patent Rights or Know-How acquired by Mylan shall be [***].

1.74                        “Mylan Intellectual Property” means all Mylan Know-How, Mylan Patent Rights, and Mylan Improvements.

1.75                        “Mylan Know-How” means all Know-How that is within the Control of Mylan and its Affiliates [***], that: (a) [***] a Product; or (b) [***] for Momenta to exercise the rights licensed to it under the Agreement or to perform its obligations under the Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.76                        “Mylan Patent Rights” means all Patent Rights that are within the Control of Mylan and its Affiliates [***], that: (a) [***] a Product; or (b) [***] for Momenta to exercise the rights licensed to it under the Agreement or to perform its obligations under the Agreement.

1.77                        “Net Sales” means, with respect to a Product, the gross amount invoiced for the sale of such Product by a Party or its Affiliates (or, solely in the case of determining Net Sales when a royalty is owed on Net Sales of such Product pursuant to Section 10.6(a), 10.6(b) or 12.3(c), its Sublicensee) (“Selling Party”) to a Third Party (whether an end user, distributor, Sublicensee or otherwise), less the following calculated in accordance with Accounting Standards: (a) cash, trade, prompt payment, quantity and other discounts; (b) refunds, rebates, chargebacks, retroactive price adjustments, sales deductions, shelf stock or floor stock adjustments, billing errors, rejected goods, expired product, product recalls, and any other allowances which effectively reduce the gross selling price; (c) credits and allowances for damaged goods, product returns and uncollectible accounts; and (d) credits, charge-backs, discounts, rebates, reimbursements, fees and other allowances provided to distributors, wholesalers, pharmacies, selling agents (excluding sales representatives of a Party or any of its Affiliates), group purchasing organizations, and managed care entities, buying groups, health insurance carriers/agencies, government institutions/agencies, health care organizations and other institutions or customers; (e) freight, insurance and handling costs (to the extent not paid by the Third Party customer); and (f) sales tax, value-added tax (“VAT”) and other taxes, duties or government charges levied on or measured by the billing amount, as adjusted for rebates or refunds, that are borne by the Selling Party and that are not refundable and to the extent non-creditable.  Net Sales shall exclude samples distributed in the usual course of business.

In the case of any sale of a Product between or among a Selling Party or its Affiliates for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm’s length sale thereafter to a Third Party.  If no such separate sales are made, Net Sales shall be determined by the Parties in good faith.  If the consideration for Products includes any non-cash element, then, in any such transaction, the Net Sales applicable to such transaction shall be the fair market value for the applicable quantity for the period in question in the applicable country of the Territory.  The fair market value shall be determined, wherever possible, by reference to the average selling price of the relevant Product in arm’s length transactions in the relevant country in the Territory.  Any Product transferred in connection with clinical and non-clinical research or clinical trials, Product promotional samples, compassionate sales or use, or indigent patient programs shall not be counted toward Net Sales; except that any Product sold as part of a named patient use program (or similar program where a Product can be sold in a country prior to Regulatory Approval being obtained for such Product in such country) will be counted toward Net Sales.

If any Product is sold in combination with one or more other products (e.g., a delivery device) or active ingredients which are not the subject of this Agreement (as used in this definition of Net Sales, a “Combination”), then the gross amount invoiced for that Product shall be calculated by multiplying the gross amount invoiced for such Combination by the fraction A/(A+B), where “A” is the gross amount invoiced for the Product sold separately and “B” is the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

gross amount invoiced for the other active ingredient(s) sold separately.  If the other product or active ingredient is not sold separately, then the gross amount invoiced for that Product shall be calculated by multiplying the gross amount invoiced for the Combination by the fraction A/C, where “A” is the gross invoice amount for the Product, if sold separately, and “C” is the gross invoice amount for the Combination.

Notwithstanding anything herein to the contrary, neither Party shall price, discount or bundle payments received in any transaction, for the purpose of reducing or disadvantaging the Net Sales of the Product in favor of any other product provided by such Party.

1.78                        “Other Collaboration Litigation” means all: (a) [***] and litigation process contemplated by Section 5.5(a) and corresponding laws of other countries; (b) [***] procedures (including [***] and similar proceedings with respect to [***]) contemplated by Section 5.5(a); (c) [***] contemplated by Section 5.5(a); and (d) patent infringement litigation filed by Third Parties against Mylan or Momenta relating to the Products and other litigation matters contemplated by Section 5.5(b), including [***] related to such litigation matters.

1.79                        “Patent Activities” means all activities of the Parties with respect to researching and analyzing [***], and the [***] the Momenta Patent Rights licensed under Section 6.1, the Mylan Patent Rights licensed under Section 6.2 and Collaboration Patent Rights, including [***] (such as the handling of [***] and similar proceedings with respect to the Momenta Patent Rights, Mylan Patent Rights or Collaboration Patent Rights, as applicable) as well as [***] in the U.S. and other countries in the Territory.

1.80                        “Patent Rights” means all: (a) U.S. patents (including all reissues, substitutions, confirmations, re-registrations, re-examinations, validations, extensions, renewals or restorations); (b) U.S. patent applications (including all provisional applications, non-provisional application, continuations, continuations-in-part, divisional, continued prosecution applications, reissue applications or re-examination applications); and (c) all non-U.S. or international counterparts of any of the foregoing, or as applicable portions thereof or individual claims therein.

1.81                        “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, or any other entity not specifically listed herein.

1.82                        “PHS Act” means the Public Health Services Act (Title 42, U.S.C., Chapter 6A).  As used herein the PHS Act shall refer, more specifically, to 42 USC § 262, which governs the regulation of biological products.

1.83                        “Post-Approval Clinical Trial” means a clinical trial of a Product that is completed after receipt of Regulatory Approval of such Product and that is not required by the applicable Regulatory Authority as a condition to receiving such Regulatory Approval.  A Post-Approval Clinical Trial may include epidemiological studies, modeling and pharmacoeconomic

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

studies, and investigator-sponsored clinical trials studying Product that are approved by the JSC and that otherwise fit the foregoing definition.

1.84                        “Product(s)” means any and all biological products [***] incorporating a Biological Entity [***], including each of the following Biosimilars:  (a) Momenta’s development compound referred to as “M834”, a fusion protein for which abatacept (the product known as Orencia®) is the reference brand biologic; (b) Momenta’s development compound referred to as [***], a [***] for which [***] (the product known as [***] is the reference brand biologic; (c) Momenta’s development compound referred to as [***], a [***] for which [***] (the product known as [***] is the reference brand biologic; (d) Momenta’s development compound referred to as [***], a [***] for which [***] (the product known as [***] is the reference brand biologic; (e) Momenta’s development compound referred to as [***], a [***] for which [***] (the product known as [***] is the reference brand biologic; and (f) Momenta’s development compound referred to as [***], a [***] for which [***] (the product known as [***] or [***] is the reference brand biologic.  At any time prior to the applicable Continuation Decision, each Product shall be eligible for substitution in accordance with Section 2.6(b).

1.85                        “Product Work Plan” means, with respect to a Product, the Product-specific plan, developed by the applicable Sub-Committee and approved by the JSC, outlining the Development, Manufacturing and Commercialization (including the pursuit of Regulatory Approval) of such Product in the Territory, including a Commercialization Plan developed by Mylan and reviewed (but not approved, except for the [***]) by the JSC and other information as provided in Section 2.1(b).

1.86                        “Profits (Losses)” means, with respect to a Product and a Calendar Quarter, the Net Sales for such Product: (a) less Shared Other Expenses; and (b) plus Sublicense Revenue.

1.87                        “Profit Share” means Profits (Losses) multiplied by the Profit Share Percentage.

1.88                        “Profit Share Percentage” means, with respect to each Party, fifty percent (50%), subject to adjustments made pursuant to Section 2.4(f)(v), if any.

1.89                        “Reference Product” means the reference brand biologic product for each Product, which as of the Effective Date are: (a) with respect to Momenta’s development compound referred to as “M834”, the fusion protein abatacept, as marketed and manufactured by or on behalf of Abatacept Innovator as Orencia®; (b) with respect to Momenta’s development compound referred to as [***], the [***] as marketed and manufactured by or on behalf of [***] Innovator as [***]; (c) with respect to Momenta’s development compound referred to as [***], the [***] as marketed and manufactured by or on behalf of [***] Innovator as [***]; (d) with respect to Momenta’s development compound referred to as [***], the [***] as marketed and manufactured by or on behalf of [***] Innovator as [***]; (e) with respect to Momenta’s development compound referred to as [***], the [***] as marketed and manufactured by or on behalf of [***] Innovator as [***]; and (f) with respect to Momenta’s development compound referred to as [***], the [***] manufactured and marketed by or on behalf of [***] Innovator as [***] or [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1.90                        “Regulatory Approval” means, with respect to a country, all approvals, licenses, registrations, and regulatory authorizations required to make, store, import, transport, market and sell a Product in such country as granted by the relevant Regulatory Authority, including any such pricing, labeling or reimbursement approvals.

1.91                        “Regulatory Authority” means the FDA or any other counterpart or applicable government authority, court, tribunal, arbitrator, agency, legislative body, commission or other instrumentality of: (a) any national government of any country or territory or (b) any supranational body, in each case in the Territory that is responsible for granting applicable Regulatory Approvals.

1.92                        “Regulatory Submission” means any application to a Regulatory Authority seeking (a) approval to administer an investigational Product to humans, including INDs, or (b) Regulatory Approval.

1.93                        “Shared Other Expenses” means, for each Product, the Commercialization Expenses, Excess Further Expenses, COGS, Legal Expenses (subject to Article 5), Sublicense Expenses, and Third Party Intellectual Property Payment associated with such Product.

1.94                        “Sublicense Expenses” all [***] by a Party or its Affiliate to a Third Party Sublicensee pursuant to an agreement granting such Third Party a Sublicense, [***] of such Sublicense.

1.95                        “Sublicense Revenue” means all consideration received by a Party or its Affiliates with respect to a sublicense granted to a Third Party(ies) to Develop, Manufacture or Commercialize any Product in the relevant country in the Territory (such a grant, a “Sublicense” and such Third Party, a “Sublicensee”), but excluding: (a) consideration received by such Party or its Affiliates as payments for [***] for [***] undertaken by such Party or its Affiliates for, or in collaboration with, such Third Party(ies) or their Affiliates, which costs [***] the other Party [***]; (b) consideration received by such Party or its Affiliates from such Third Party(ies) or their Affiliates as the [***] for such Party’s or any of its Affiliates’ [***], except that consideration that [***] shall not be so excluded; (c) consideration paid by such Third Party(ies) to such Party or its Affiliates for [***] of such Product, which shall be [***]; (d) any [***], including with respect to costs associated with the [***]; and (e) amounts received in consideration for [***] of such Party or Affiliate, or [***] of such Party or Affiliates related to this Agreement (whether by [***].

1.96                        “Territory” means with respect to the Products, the world.

1.97                        “Third Party” means any Person other than Momenta or Mylan or any Affiliate of either Party.

1.98                        “Third Party Intellectual Property Payments” means, with respect to a Product in the relevant country in the Territory, any [***] or other [***] payments made by a Party or its Affiliates to any Third Party in consideration of a license(s), [***], under Patent Rights or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Know-How or other intellectual property rights that are owned or controlled by such Third Party when such license is [***] or otherwise determined [***] such Product [***] such Third Party Patent Rights, Know-How or other intellectual property rights.

1.99                        “United States” or “U.S.” means the United States of America, and its territories, districts and possessions.

1.100                 “[***] Innovator” means [***] and its Affiliates, or any successor in interest thereto with respect to [***], and Persons acting under authority thereof or in collaboration therewith, whether by contract, pursuant to a joint venture or otherwise.

1.101                 “Valid Claim” means: (a) a claim in issued Patent Rights that has not: (i) expired or been canceled; (ii) been declared invalid by an unreversed and unappealable (or unappealed) decision of a court or other appropriate body of competent jurisdiction; (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; or (iv) been abandoned by mutual written agreement of the Parties; or (b) a claim [***] Patent Rights that [***] by the applicable governmental authority or court for whatever reason (and [***].

Definition	Section

AAA	12.11(c)(ii)

Active EL Party	5.4(d)

Acquiring Entity	12.3(c)(iii)

Acquiring Party	6.5[***]

Additional Development Activities	2.2(b)

Additional [***] Activities	6.5(d)

[***]	[***]

Alleged Breaching Party	10.4(b)(i)

Alleging Party	10.4(b)(i)

Alliance Manager	3.7(a)

Annual Development Expense	4.2(a)(i)(5)(A)

Anti-Corruption Laws	11.7(a)

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Anticipated Launch Date	2.4(f)(ii)

[***]	[***]

[***]	[***]

Assigning Party	12.3(b)

Bankruptcy Code	6.7

Breached Country	10.4(c)

Change of Control	12.3(c)(iii)

Co-Commercialization Agreement	2.7(a)

Co-Commercialization Notice	2.7(b)

Co-Commercialization Option	2.7(a)

Collaboration IP Plan	5.5(a)

[***]	[***]

Commercialization Plan	2.1(c)

Continuation Decision	2.6(a)

Continuation Payment	4.1(b)

CPM Amounts Used	4.2(a)(i)(6)

CPM Balance	4.2(a)(i)(6)

[***]	[***]

Defending Party	8.4

Development Milestone	4.1(c)

Development Reconciliation Amount	4.2(a)(i)(6)(i)

Disputed Matter	12.11(a)

Enforcement Litigation	5.4(b)

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

[***]	[***]

Excess Further Expenses	4.2(a)(iii)

Excess CPM Remaining Amount	4.2(a)(i)(6)(l)

[***]	[***]

FCPA	11.7(a)

Finalization of the CPM Balance	4.2(a)(i)(4)

HSR Act	12.12

HSR Clearance Date	12.12

[***]	[***]

Indirect Taxes	4.4(a)

Initial Development Activities	2.1(a)

JCC	3.14(a)

JDRC	3.11(a)

JFC	3.13(a)

JLC	3.15(a)

JMC	3.12(a)

Lead EL Party	5.4(c)(i)

Lead OCL Party	5.5(c)(i)

Legal Clearance Activities	5.5(a)

Momenta Annual Development Expenses	4.2(a)(i)(6)(a)

Momenta Annual Shortfall	4.2(a)(i)(6)(e)

Momenta COC Closing Date	12.3(c)(i)

[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Momenta COC Notice	12.3(c)(i)

Momenta Corporate Trademarks	5.11

[***]	[***]

[***]	[***]

Momenta Development Reconciliation Payment	4.2(a)(i)(6)(g)

Momenta Quarterly Shortfall	4.2(a)(i)(6)(f)

Mylan Annual Development Expenses	4.2(a)(i)(6)(b)

Mylan Annual Shortfall	4.2(a)(i)(6)(c)

[***]	[***]

Mylan COC Election Notice	12.3(c)(i)(1)

[***]	[***]

[***]	[***]

Mylan Development Reconciliation Payment	4.2(a)(i)(6)(h)

Mylan Indemnitees	8.2

Mylan Quarterly Shortfall	4.2(a)(i)(6)(d)

Non-Defending Party	8.4

Non-Lead OCL Party	5.5(c)(i)

Non-EL Lead Party	5.4(c)(i)

Passive EL Party	5.4(d)

Patent Matters	12.11(d)

Payee Party	4.4(a)

Paying Party	4.4(a)

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Prior Confidentiality Agreement	7.7

Proposing Party	2.2(b)

Publications Policy	7.6

Quarterly Development Expenses	4.2(a)(i)(5)(B)

[***]	[***]

[***]	[***]

Replacement Product	2.6(b)

Rules	12.11(c)(ii)

Summary Statement	4.2(b)

Sub-Committee	3.5

Sublicense	1.95

Sublicensee	1.95

Substituted Product	2.6(b)

Term	10.1

Termination Date	10.1

Trade Control Laws	11.8(a)

Transferee	12.3(b)

UKBA	11.7(a)

ARTICLE 2.
DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF THE PRODUCTS

From and after the Effective Date, the Parties intend and agree [***] to Develop, Manufacture and Commercialize the Products as described in this Agreement and in accordance with the applicable Product Work Plan.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

2.1                               Product Work Plans.

(a)                                 The initial Product Work Plan for each Product shall be prepared and approved by the JSC within [***] of the Effective Date of this Agreement. These initial Product Work Plans shall incorporate any remaining Initial Development Activities. Thereafter, the JSC shall review, update as appropriate and (other than with respect to the Commercialization Plan included therein except for the [***]) approve Product Work Plans on at least an [***] basis and may modify Product Work Plans more frequently as may be deemed necessary by the Parties from time-to-time.  Each revised Product Work Plan for a Product shall contain substantially the level of detail and cover at least the same matters (as described in Section 2.1(b) below, to the extent applicable based on the then-current stage of Development or Commercialization) as the initial Product Work Plan for such Product.  Momenta is authorized to perform the Development Activities (“Initial Development Activities”) and incur the Development Expenses associated therewith, in each case as set forth in Exhibit 2.1(a)(1) hereto, following the Effective Date and prior to the time the initial Product Work Plan is approved. For clarity, the Product Work Plan for a Product will not include Commercialization Activities until the first Commercialization Plan for such Product is provided pursuant to Section 2.1(c) below.

(b)                                 The Product Work Plan for each Product shall include, as appropriate: (i) [***] of the Collaboration [***]; (ii) the [***] each Party, or by Third Parties, in support of the Continuation Decision (as applicable), Development, Manufacturing and, subject to Section 2.1(c), Commercialization of the Product for the [***], and, if all planned Regulatory Approvals have not yet been obtained, in support of Regulatory Approval for such Product; (iii) [***] for such Product [***]; (iv) [***] associated with Development Activities, Manufacturing Activities and Commercialization Activities described in clause (ii), including [***] for applicable Development [***]; (v) an [***] reflecting the [***] by each Party in support of the Development, Manufacturing and Commercialization of the Product [***], along with a detailed [***] following the end of such [***]; and (vi) a [***], setting forth a high level overview of items (i)-(iv) above, as well as [***] underlying such [***] and such other information requested by the JSC.

(c)                                  The initial Commercialization plan (the “Commercialization Plan”) for each Product will be prepared [***] and provided to the JSC no later than [***] to the planned submission of the first application for Regulatory Approval for such Product in a Major Country as part of the Product Work Plan: (i) [***] for Commercialization Activities, which [***]; and (ii) [***] of the [***] for Commercialization Activities set forth in such Commercialization Plan during the [***]; and (iii) [***] of the aggregate [***] the period covered by such [***]; provided that [***] obligation to provide such [***] shall be contingent upon [***] completion of its [***], which [***] shall [***] to complete in time to provide such [***] with the applicable Commercialization Plan. If [***], is unable to provide such [***] with the applicable Commercialization Plan, [***] shall [***] to provide such [***]. The Commercialization Plan shall: (A) contain the depth and detail that are [***] for similar products; and (B) reflect the Commercialization Activities [***] of the Product in the applicable Major Country(ies) over the subsequent [***] after Launch.  [***] shall update the Commercialization Plan for each Product

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

[***] after its initial submission and re-submit each such updated Commercialization Plan to the JSC: (1) [***] for Commercialization Activities, which [***]; and (2) [***]; and (3) [***] of the aggregate [***] the period covered by such [***].

2.2                               Development Responsibilities and Diligence.

(a)                                 Diligence.  Each Party will [***] conduct the Development Activities (including all regulatory activities) assigned to it in the applicable Product Work Plan.  All such Development Activities shall be conducted in accordance with this Agreement, the applicable Product Work Plan and Applicable Law.  Momenta will be primarily responsible, in collaboration with Mylan, for managing execution, and contracting with Third Parties (other than Third Parties for supply of Product) for the conduct, of pre-clinical Development Activities, Initial Clinical Trials and Additional Clinical Trial(s) for M834 and for pre-clinical Development Activities and Initial Clinical Trials for the other Products. Mylan will be primarily responsible, in collaboration with Momenta, for managing execution, and contracting with Third Parties (other than Third Parties for supply of Product) for the conduct, of Additional Clinical Trial(s) of the Products (other than M834).  Notwithstanding the preceding allocations of responsibility, the Parties may, as appropriate and as mutually agreed, assign specific Development Activities to either Party.  Notwithstanding the foregoing allocation of responsibility for contracting with Third Parties, the Parties will cooperate with respect to the negotiation of such contracts with the goals of minimizing costs and maximizing quality, efficiency and effectiveness of such Third Party services.

(b)                                 Additional Development Activities.  If a Party (the “Proposing Party”) wishes to conduct Development Activities that are not covered by an approved Product Work Plan (“Additional Development Activities”), then the Proposing Party shall provide the JSC with a proposal for such Additional Development Activities, including a description of, and rationale for, the activities, timelines for the activities and a projected budget for such activities, for review and approval, and shall incorporate reasonable comments from the JSC.  If the JSC approves such Additional Development Activities, then such Additional Development Activities shall be incorporated into the existing Product Work Plan (thereby becoming Development Activities), and the costs of such Additional Development Activities [***] pursuant to Section 4.2(a)(i).

(c)                                  Regulatory.  Unless otherwise determined by the JSC or as set forth in the applicable Product Work Plan: (i) Mylan shall be responsible for preparing and filing the initial IND for each Product outside the United States, which shall be [***], and which shall be submitted to the applicable Regulatory Authorities [***]; (ii) Momenta shall be responsible for preparing and filing the initial IND for each Product in the United States, which shall be [***], and which shall be submitted to the FDA and other Regulatory Authorities [***]; (iii) the Parties shall cooperate in the preparation of all applications for Regulatory Approvals for the Products in accordance with the Product Work Plans; (iv) all applications for Regulatory Approvals and other Regulatory Submissions outside the U.S. for the Product shall be filed in Mylan or its Affiliate’s name; and (v) all applications for Regulatory Approvals and other Regulatory Submissions in the U.S. for the Product shall be filed in Momenta or its Affiliate’s name; except

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

that, [***] during the Term as part of the Collaboration, Momenta shall [***].  Unless otherwise determined by the JSC or as set forth in the applicable Product Work Plan: (A) Mylan shall be primarily responsible for correspondence and interactions with Regulatory Authorities with respect to the Products in the Territory outside the United States; and (B) Momenta shall be primarily responsible for correspondence and interactions with Regulatory Authorities with respect to the Products in the United States until [***] for a Product, after which [***] shall be primarily responsible for such correspondence and interactions with respect to such Product.  All Regulatory Submissions shall be subject to review and approval by both Parties.  Each Party shall provide the other Party with copies of all material correspondence with Regulatory Authorities with respect to the Products.  Appropriate individuals from each Party will be invited as meeting participants and have the right to attend and participate in any meetings with Regulatory Authorities in the Territory with respect to the Products.  The foregoing activities shall be described in more detail in the [***].

(d)                                 Clinical Trial Protocols.  All protocols for Clinical Development of the Products to be conducted pursuant to the Collaboration shall be subject to review and approval by the JSC.  Upon the request of either Party, the Parties shall [***] one or more pharmacovigilance agreements to govern safety data exchange and reporting with respect to any such Clinical Development of the Products.

(e)                                  Development Activity Reports.  Each Party will report on Development Activities undertaken by it in performance of the Product Work Plan.  Such reports shall be provided in connection with meetings of the JSC and as otherwise reasonably requested by the other Party.

(f)                                   Data Access.  Without limiting the reporting obligations set forth in Section 2.2(e) above, each Party shall provide the other Party with access to [***] data, including but not limited to [***] related to the Products within its and its Affiliates’ Control[***], including but not limited to [***], or (if requested by a Party in writing) [***] by the other Party with respect to the Products, as [***] for the Development, Manufacture and Commercialization of the Products in accordance with this Agreement.  After receipt of a Party’s written request, the other Party shall [***] any and all documents [***] to grant the requesting Party such [***].  For clarity, all such data, [***] shall be included in the such Party’s Know-How and subject to the rights and licenses granted to the other Party in Section 6.1 or Section 6.2, if any.

2.3                               Manufacturing Responsibilities and Diligence

(a)                                 Diligence.  Each Party shall [***] conduct the Manufacturing Activities assigned to it under the applicable Product Work Plan.  All such Manufacturing Activities shall be conducted in accordance with this Agreement, the applicable Product Work Plan and Applicable Law. Momenta will be primarily responsible for entering into contracts with Third Parties for clinical supply of the Products and Mylan will be primarily responsible for entering into contracts with Third Parties for Commercial Supply of the Products (except M834). Notwithstanding the preceding allocations of responsibility, the Parties may, as appropriate and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

as mutually agreed, assign specific Manufacturing responsibilities to either Party. Notwithstanding the foregoing allocation of responsibility for contracting with Third Parties, the Parties will cooperate with respect to the negotiation of such contracts with the goals of minimizing costs and maximizing quality, efficiency and effectiveness of such Third Party manufacturing.

(b)                                 The Party that bears primary responsibility for Manufacturing Activities for a Product, as set forth in the Product Work Plan, shall [***] ensure adequate supply of pre-clinical and clinical supply of Product (including the bulk process intermediate and finished Product) to Develop such Product as contemplated by the Product Work Plan, and [***] to ensure adequate Manufacturing capacity to meet forecasted commercial demand for such Product.

(c)                                  Third Party Manufacturers.  If a Party uses any Third Party to fulfill its Manufacturing obligations under this Agreement, the Third Party and the terms of the agreement with such Third Party [***], which shall be responsible for selecting such Third Party manufacturer.  Each Party shall have the right to conduct quality inspection(s) of each Third Party manufacturer of the Products or any component of the Products for use in the clinical trials included in the Product Work Plans or with respect to commercial supply, and a Party may withhold or withdraw its approval of such Third Party manufacturers in the event any such inspection reveals material quality issues.  The Parties shall cooperate with respect to the transfer of the manufacturing process for each Product as may be reasonably necessary to enable each such approved Third Party manufacturer to manufacture the applicable Product(s).

(d)                                 Manufacturing Activity Reports.  Each Party will report on Manufacturing Activities undertaken by or on behalf of it in performance of the Product Work Plan.  Such reports shall be provided in connection with each meeting of the JSC and as otherwise reasonably requested by the other Party.  The reports provided by each Party pursuant to this Section 2.3(d) shall include, as applicable, [***] regarding the development of the manufacturing processes for the Products, any [***] that arise in the conduct of the Product Work Plans, and progress reports with respect to any [***] being taken with respect to the manufacture of the Products.

(e)                                  Transfer of Manufacturing Process.  Upon a Party’s request, and otherwise in accordance with the applicable Product Work Plan, the other Party shall cooperate with such request to transfer any manufacturing processes for the Products (including cell lines and drug substance) developed by or on behalf of the transferring Party to the other Party or its designee for purposes of Developing and Commercializing the Products in accordance with this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

2.4                               Commercialization Responsibilities and Diligence

(a)                                 Diligence. The Commercialization Plan shall consist of [***] Commercialization Activities consistent with those undertaken by [***] with respect to products of similar market potential at a similar stage of commercialization in their product life cycle to successfully launch and commercialize such Products, taking into account [***] such as the [***] (including [***] the marketplace, cost, profitability, [***] and other [***] of the Product, and the [***] and condition involved. Each Party shall [***] conduct the Commercialization Activities assigned to it in the applicable Product Work Plan.  All such Commercialization Activities shall be conducted in accordance with this Agreement, the applicable Product Work Plan and Applicable Law.  Mylan will lead the global Commercialization efforts with respect to the Products in the Territory.  Mylan shall [***] Launch each Product within each Major Country promptly after: (i) obtaining Regulatory Approval for such Product within such Major Country; (ii) any [***] required by [***] have expired; and (iii) [***] have been completed to the Parties’ mutual satisfaction; provided that [***] of [***] Product is available.

(b)                                 Mylan Responsibilities.  Except as specifically provided otherwise in the applicable Product Work Plan, Mylan shall, with respect to each Product, [***] to undertake, and have the right [***] with respect to the following activities, in each case in performance of the applicable Commercialization Plan:

(i)                                     sales and marketing strategy;

(ii)                                  the design, creation and implementation of patient support programs and services;

(iii)                               selling and marketing;

(iv)                              setting pricing terms and conditions; and

(v)                                 Product recalls and all interactions and correspondence with Regulatory Authorities associated with such Product recalls and other aspects of the Commercialization Plan, except that Mylan’s right to Launch the Products shall be subject to Section 2.4(f).

(c)                                  Commercial Information Reports.  Within [***] and updated regularly, as appropriate, the Parties shall share with each other material market information collected or prepared by or on behalf of such Party relating to each Product, including: (i) any information relating to [***] and [***]; (ii) projected [***] revenue through [***]; and (iii) market research, including [***]; and (vi) other information relevant to the commercial opportunity of a Product.

(d)                                 Commercialization Activity Reports.  Each Party will report on the Commercialization activities undertaken by it in performance of the applicable Product Work Plan in connection with each meeting of the JSC, including [***] to date for the applicable year.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

In addition, commencing no later than the First Commercial Sale of a Product, each Party will, on a Product-by-Product and a country-by-country basis, no more frequently than [***] (unless otherwise agreed by the Parties), provide to the other Party upon request, [***] reflecting [***] affecting [***], such as changes in the [***].

(e)                                  Product Recalls.  Each Party shall promptly notify the other Party of any information received by it that could reasonably form the basis for a recall, market withdrawal or other corrective action of a Product, in sufficient detail to allow the Parties to comply with any and all Applicable Law to the extent such level of detail is available to the reporting Party.  Each Party shall promptly notify the other Party of any material actions to be taken with respect to any recall or market withdrawal or other corrective action related to a Product prior to such action to permit each Party a reasonable opportunity to consult with the other Party with respect thereto.  All costs and expenses incurred by the Parties and not reimbursed by a Third Party, with respect to a recall, market withdrawal or other corrective action with respect to the Products shall be Commercialization Expenses, shared by the Parties in accordance with the Profit Share Percentage.  All final decisions with respect to any recall, market withdrawals or any other corrective action related to the Product in the Territory shall be made by Mylan as the Regulatory Approval holder, except that [***] associated with any such recall, market withdrawals or any other corrective action will be [***].  Each Party will keep the other Party reasonably informed with respect to any recalls, market withdrawals or other corrective action with respect to the Products in the Territory and will consider any comments from such other Party with respect thereto [***].

(f)                                   Legal Clearance and Launch.

(i)                                     The Parties agree that Mylan may[***] Launch (on a country-by-country basis) any Product without obtaining Momenta’s prior consent after the Product has obtained Final Legal Clearance in such country.  Prior to the Product obtaining Final Legal Clearance in any country, Mylan may[***] Launch such Product in such country without obtaining Momenta’s prior consent solely by following the process described in subsections (ii) — (v) of this Section 2.4(f).

(ii)                                  Relevant Patents.

(1)                                 At least [***] prior to the anticipated Launch of a Product in a country as indicated in the most recent Commercialization Plan (“Anticipated Launch Date”), [***] shall meet and discuss any Patent Rights [***] the applicable [***] and any Patent Rights of [***] that is a [***] of such Product in such country, in each case that may be [***] of the Product.

(2)                                 Any such Patent Rights [***], to Mylan by written notice at least [***] prior to the Anticipated Launch Date [***] of such Product shall be referred to as [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(3)                                 Momenta may update the [***], by providing written notice of such update to Mylan, at any time that is at least [***] prior to the Anticipated Launch Date solely to [***] any other [***] or such a [***] that is a [***] of such Product in the applicable country, which raise, [***] based on the [***] of such Product; provided that such [***] or such a [***] that is a [***] of such Product in the applicable country (A) on or after [***] prior to the Anticipated Launch Date and before such [***] notice date, or (B) prior to such [***] date if such [***] occurs or only became [***] (or, if earlier, [***] or less prior to such [***] date (any such [***] added pursuant to this Section 2.4(f)(ii)(3) may also be referred to herein as, [***]).

(iii)                               Beginning no earlier than [***] prior to the Anticipated Launch Date, on a country-by-country basis, if Mylan desires to Launch a Product in such country before such Product has obtained Final Legal Clearance in such country, then Mylan shall so notify Momenta in writing, and, along with such notice, Mylan shall provide Momenta with Mylan’s [***] of such Launch in such country[***] and [***] shall discuss the [***].  Within [***] of receipt of such notice and [***] from Mylan, Momenta shall notify Mylan if Momenta consents to the Launch of such Product in such country.  Such consent shall be [***] solely by a written notice provided by Momenta to Mylan together with, and as a result of, an update to the [***] made by Momenta pursuant to Section 2.4(f)(ii)(3), pursuant to which [***] Momenta may [***] its consent to the Launch of such Product in such country solely based on any [***], and such [***] shall be the only [***] with respect to such Product in such country (such a [***], a [***]).

(iv)                              If Momenta either consents to the Launch of such Product in such country, or if Momenta does not notify Mylan of Momenta’s consent within [***] of Momenta’s receipt of such notice and assessment from Mylan, then Mylan may Launch such Product in such country and the Profit Share Percentage with respect to such Product shall remain unchanged, unless Momenta revokes such consent in writing pursuant to a [***] made in accordance with the last sentence of Section 2.4(f)(iii).

(v)                                 If Momenta (A) notifies Mylan that Momenta does not consent to the Launch of such Product in such country within [***] of Momenta’s receipt of such notice and assessment from Mylan or (B) subsequently withdraws its consent to the Launch of such Product in such country pursuant to a [***] made in accordance with the last sentence of Section 2.4(f)(iii), then Mylan may Launch such Product in such country; provided, however, that if Mylan Launches such Product in such country, then notwithstanding anything to the contrary herein, the following shall apply:

(1)                                 The Profit Share Percentage of Mylan for such Product in such country will automatically and immediately increase to [***], and the Profit Share Percentage of Momenta for such Product in such country will automatically and immediately decrease to [***], in each case during the period between the Launch of such Product in such country and the Final Legal Clearance of such Product in such country.  After the Final Legal Clearance of such Product in such country has been obtained, the Profit Share Percentage of Mylan and Momenta for such Product in such country will automatically and immediately each revert to fifty percent (50%), subject to paragraph 5 below.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(2)                                 In consideration for the decrease in the Profit Share Percentage of Momenta described in Section 2.4(f)(v)(1), Momenta’s liability to Third Parties for infringement related to the Launch and Commercialization of such Product in such country during the period between the Launch of such Product and the Final Legal Clearance of such Product will be automatically and immediately limited as follows in subsections (3) — (4).

(3)                                 As part of Momenta’s notifications (including any [***]) described in Section 2.4(f)(v) (or any notification of [***] pursuant to Section 2.4(f)(ii)(3)), Momenta shall identify in writing [***] any such [***] if an update notice is given solely in connection with and as a result of an update notification by Momenta pursuant to Section 2.4(f)(ii)(3)) of the [***] within the [***] upon which Momenta has [***]; provided that such [***] may not include any [***] with respect to which either Party has been [***] based on such Product [***] Momenta’s notification of such [***] pursuant to Section 2.4(f)(ii) unless Momenta provides notification of such [***] as [***] no later than [***] of Momenta receiving service of such [***] or notification from Mylan that Mylan has been [***] (such [***], the [***]).

(4)                                 Mylan agrees to [***] and [***], and [***] and [***] at Mylan’s cost and expense, and will [***] and [***] the [***] Momenta [***].  [***] means all [***] or [***] from any [***] a [***] or Mylan or [***] or [***] Mylan’s receipt of Momenta’s notice in accordance with Section 2.4(f)(ii) and arising or resulting from [***], or [***], of the [***] with respect to the Launch or Commercialization of the Product in such country during the period between the Launch and the Final Legal Clearance of such Product, in each case solely with respect to the [***].  If any such [***] any [***] arises, Momenta shall promptly notify Mylan in writing of the [***] and Mylan shall manage and control, at its sole expense, the [***] of the [***] and its [***].  Notwithstanding the foregoing, no [***] of any such [***] shall be finalized without obtaining Momenta’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned, except that in the case of a [***] that does not require an [***] or [***] on the part of [***], and does not [***] or its ability to comply with its obligations hereunder, Momenta’s consent shall not be required so long as Momenta is [***] all [***] in such [***], subject to reimbursement of [***] pursuant to Section 2.4(f)(v)(5) below.  Momenta shall cooperate with Mylan and may, at its discretion and expense, be [***] in any such [***] or [***].  Mylan shall not be liable for any [***], or [***], by Momenta [***] without Mylan’s written authorization.  For clarity, any [***] arising or resulting from [***], or [***] based on the Development, Manufacture or Commercialization of the Products, of [***] other than the [***] shall not be subject to the [***] set forth in this Section 2.4(f)(v)(4), and each Party shall be responsible for its [***] of such [***].

(5)                                 Following Final Legal Clearance with respect to the [***], Momenta shall reimburse Mylan for [***] of the [***] incurred by Mylan as set forth below in this Section 2.4(f)(v)(5).  Such reimbursement shall be made by Momenta to Mylan on a Product-by-Product and country-by-country basis through a set-off against Profits payable each Calendar Quarter to Momenta for such Product in such country beginning with the first Calendar Quarter (or portion thereof) following the achievement of Final Legal Clearance with respect to

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

the [***] for such Product in such country.  Such set-off by Mylan shall not exceed (A) [***] of the Profits for such Product in such country otherwise payable to Momenta in the applicable Calendar Quarter until the amounts set-off by Mylan equal the amount of any Profits received by Momenta with respect to such Product prior to Final Legal Clearance and (B) thereafter, [***] of the Profits for such Product in such country otherwise payable to Momenta in such Calendar Quarter.  An example calculation of reimbursement of [***] is set forth in Exhibit 2.4(f).

2.5                               Limitations on [***] Authority.  Notwithstanding the provisions of Section 2.4(b), but without limiting Mylan’s rights described in Section 2.4(f), Mylan shall not exercise its right to [***] to the extent it would: (a) require Momenta to breach an agreement with a Third Party pursuant to which Momenta [***] the Product; (b) require Momenta to otherwise perform any act that Momenta reasonably believes to be inconsistent with any Applicable Law or the terms of this Agreement; (c) modify the [***] of any Product Work Plan; (d) impose a resolution on the Parties with respect to any dispute regarding the existence or amount of any payment to be made under this Agreement; (e) directly impose on Momenta an obligation to [***] in a certain manner; or (f) amend, interpret, modify or waive compliance with this Agreement.

2.6                               Continuation Decisions and Product Substitutions.

(a)                                 Continuation Decisions.  For each Product (other than M834), each Party shall make a continuation decision as to whether to continue the Development, Manufacture and Commercialization of such Product pursuant to this Agreement as set forth in this Section 2.6 (each a “Continuation Decision”) following: (i) the selection of [***] for such Product, (ii) development of [***] for such Product, (iii) development and submission to [***] that includes a detailed [***] for such Product; (iv) completion of adequate [***] to [***] of such Product [***]; and (v) receipt of the [***] as to whether to continue Development, Manufacture and Commercialization of such Product pursuant to this Agreement.  The applicable Sub-Committees shall provide the JSC with the following information for such Product (other than M834) to enable the JSC to make its recommendation regarding the Continuation Decision: an updated Product Work Plan, including an overview of the [***] and preliminary [***] for such Products prepared by [***], an updated review of the applicable Product [***] in the Territory and the [***] of the Product in the Territory [***]; [***] review of the [***]; [***] review of [***] to meet such requirements; estimated [***]; and any other information [***] in making [***] regarding a Continuation Decision. After receipt of such supporting information, the JSC will meet and make a recommendation with respect to each such Continuation Decision.  Each Party shall notify the other Party in writing within [***] after such JSC meeting of the notifying Party’s decision to either continue or not to continue the Development, Manufacture and Commercialization of the applicable Product (other than M834) under the Collaboration.  Notwithstanding anything to the contrary herein, unless otherwise agreed by the Parties in advance in writing, each Party shall notify the other of its Continuation Decision prior to either Party making, or being required to make, any contractual commitments to incur or incurring costs or fees for [***] for such Product.

(1)                                 If Mylan and Momenta each decide to continue with the Development, Manufacture and Commercialization of a given Product (other than M834) under

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

the Collaboration, then Mylan shall make the applicable Continuation Payment for such Product to Momenta pursuant to Section 4.1(b), and the applicable Product Work Plan shall be updated by the JSC as appropriate to reflect such decision.

(2)                                 If Mylan decides to continue with the Development, Manufacture and Commercialization of a given Product (other than M834) under the Collaboration, but Momenta decides not to continue with the Development, Manufacture and Commercialization of such Product (other than M834) under the Collaboration, then Momenta shall terminate (and such decision by Momenta shall be deemed a termination of) its rights under this Collaboration with respect to such Product (other than M834) pursuant to Section 10.2(a).

(3)                                 If Mylan decides not to continue with the Development, Manufacture and Commercialization of a given Product (other than M834) under the Collaboration, but Momenta decides to continue with the Development, Manufacture and Commercialization of such Product under the Collaboration, then Mylan shall terminate (and such decision by Mylan shall be deemed a termination of) its rights under this Collaboration with respect to such Product (other than M834) pursuant to Section 10.2(a).

(4)                                 If Mylan and Momenta each decide not to continue with the Development, Manufacture and Commercialization of a given Product (other than M834) under the Collaboration, the Agreement shall terminate with respect to such Product, neither Section 10.6(a) nor Section 10.6(b) shall be applicable and each Party shall retain its joint ownership interest of Collaboration Intellectual Property and shall have the right to exploit such Collaboration Intellectual Property on a non-exclusive basis.

(b)                                 Product Substitutions.  Prior to the Continuation Decision with respect to each Product (“Substituted Product”), either Party may propose to the other Party that a [***] (“Replacement Product”) be substituted for such Product, and a meeting of the Parties shall be held within [***] of such request to determine whether to make such substitution.  If the Parties [***] agree in writing to such substitution, then the Parties shall [***] the [***] terms under which such Replacement Product shall become a Product and the [***] of such Product shall become a [***] for all purposes of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

2.7                               Momenta’s Co-Commercialization Option.

(a)                                 In General.  On a Product-by-Product basis, Mylan hereby grants to Momenta an option (each, a “Co-Commercialization Option”) to play a supporting commercial role for such Product in the United States, by performing such activities in support of Mylan’s Commercialization of the Product as determined by the JSC, in accordance with this Agreement, the applicable Commercialization Plan and a separate co-Commercialization agreement (the “Co-Commercialization Agreement”) to be negotiated [***] by the Parties within [***] subsequent to Momenta’s exercise of the Co-Commercialization Option with respect to a particular Product.  If any inconsistency arises between the terms of this Agreement and the terms of a Co-Commercialization Agreement, the terms of this Agreement shall prevail.

(b)                                 Exercise.  Mylan shall give Momenta written notice (the “Co-Commercialization Notice”) at least [***] before [***] as set forth in the then-current Product Work Plan, and shall provide with such notice: (i) [***] U.S.; and (ii) the then-current Commercialization Plan for the U.S., including [***] relating to the Commercialization activities set forth under such plan.  Momenta may exercise its Co-Commercialization Option with respect to such Product by written notice to Mylan no later than [***] after Momenta receives a Co-Commercialization Notice.  The Parties shall continue to share Profits (Losses) in accordance with Section 4.2 with respect to each Product, regardless of whether Momenta exercises or does not exercise its Co-Commercialization Option with respect to any Product.  Momenta shall not have the right to Commercialize any Product, unless and until a Co-Commercialization Agreement, which permits the Commercialization of such Product in the U.S., is entered into by the Parties.  For clarity, Momenta’s role under a Co-Commercialization Agreement may include various [***] activities (e.g., supplying [***]), or [***] activities, in each case in support of Mylan’s Commercialization of the Products [***] for each such Product, as described in Section 5.11.

ARTICLE 3.
GOVERNANCE

From and after the Effective Date, the Parties intend that the Development, Manufacturing and Commercialization Activities and associated Legal Activities and decisions for each Product be conducted and managed using [***] and subject to the oversight of the Joint Steering Committee, and any relevant Sub-Committees or working groups.

3.1                               Generally.  The Parties hereby establish a joint steering committee (“Joint Steering Committee” or “JSC”) composed of senior members from each Party, including one (1) Alliance Manager (as defined in Section 3.7(a)), to oversee the Development, Manufacturing and Commercialization of all Products under this Agreement.  The structure, scope of responsibility and authority of the JSC shall be as set forth in this Article 3.

3.2                               Structure.  The JSC shall initially consist of four (4) representatives, one of which shall be an Alliance Manager as provided in Section 3.7 below, from each of Mylan and Momenta.  Each of the representatives shall be of the seniority and experience appropriate for

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

service on the JSC in light of the functions, responsibilities and authority of the JSC and the status of the Development, Manufacture and Commercialization of the Products subject to the Agreement from time to time.  The JSC shall appoint a chairperson from among its members, which shall initially be a representative from [***], and then alternate annually between the Parties.  The chairperson shall be responsible for notifying the Parties’ representatives of JSC meetings and for leading the meetings.  The initial JSC representatives of each Party (other than the Alliance Managers) are set forth on Exhibit 3.2.  Each Party may replace its representatives by providing written notice to the other Party.  Employees and other representatives of each Party that are not members of the JSC may attend meetings of the JSC and any Sub-Committees (as defined below) as requested by members of the JSC, and subject to the approval of the other Party with respect to non-employee representatives, to further the activities contemplated by this Agreement.

3.3                               Time and Location of Meetings.  The JSC shall meet at such times and places, in person or by telephone conferencing, web-conferencing, video conferencing or other electronic communication, as the JSC shall determine to carry out its responsibilities; provided, however, that the initial meeting of the JSC shall be held in person at such location as mutually agreed upon by the Parties no later than [***] after the Effective Date.  Thereafter, the JSC shall meet in person at least two (2) times each Calendar Year and shall hold regular teleconferences between meetings not less frequently than once during each Calendar Quarter in which no in person meeting of the JSC is held.  A Party may also call a special meeting of the JSC by providing at least [***] prior written notice to the other Party if such Party reasonably believes that a matter within the JSC’s authority must be addressed prior to the next scheduled meeting, in which event such Party shall provide the other Party a proposed agenda, together with such meeting request.  The location of the in-person meetings shall alternate between the sites of the two (2) Parties.  If a representative of a Party cannot attend a meeting, such Party may designate an alternate employee of such Party to attend such meeting in place of the absent representative.

3.4                               Minutes.  The JSC shall designate for each meeting one (1) Alliance Manager who shall be responsible for drafting and issuing minutes of each JSC meeting reflecting all material items discussed and any agreements of the JSC, which minutes shall be distributed to all JSC members for review and approval.  Such minutes shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JSC.  The Parties shall endeavor to finalize and approve the minutes of each JSC meeting within [***] after each such meeting.  Approval of minutes shall be indicated by signature by one (1) JSC member from each Party.  Final minutes of each meeting shall be distributed to the members of the JSC by the chairperson.

3.5                               Sub-Committees.  The JSC shall agree upon the formation of certain sub-committees (each a “Sub-Committee”), each with an equal number of representatives from Mylan and Momenta, to address specific issues in greater detail, including (as described below) a Development and regulatory Sub-Committee, a Manufacturing Sub-Committee, a finance Sub-Committee, a Commercialization Sub-Committee, and a Sub-Committee for Legal Activities and intellectual property.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

3.6                               Scope of Authority; Responsibilities.

(a)                                 The JSC shall perform the functions and assume the responsibilities and have such authority as set forth in this Agreement.  The JSC has the right to establish a joint project team to implement cross-functional aspects of the Product Work Plan, or other team that the JSC deems necessary, and the JSC shall have such other responsibilities as the Parties may agree in writing from time to time.

(b)                                 The JSC’s responsibilities shall be: (i) overseeing the Collaboration; (ii) [***] the Product Work Plan for each Product no less than once per Calendar Year, as well as any amendments thereto, including the [***] included therein; provided that the JSC’s responsibilities with respect to the Commercialization Plan shall be to: (A) [***] the Commercialization Plan with respect to [***] and (B) [***] the [***]; (iii) reviewing and commenting on [***] for each Product (which shall be subject to approval by the Parties); (iv) reviewing all publications described in Section 7.6, and review and approve a publications policy for such publications regarding the Products; (v) coordinating a strategy for [***] for each Product to the extent included in the Commercialization Plan; (vi) facilitating the exchange of [***] and related information for each Product; (vii) making a [***] of each Product (other than M834) [***]; (viii) creating and revising [***] and coordinating the [***] for each Product as part of the Product Work Plan and approval [***]; (ix) overseeing Product [***]; (x) [***], reviewing [***] for each Product, and agreeing with respect to the appropriate course of action to [***] for each Product; (xi) reviewing [***] for each Product; (xii) reviewing [***] for each Product; (xiii) reviewing Product [***]; (xiv) overseeing [***] for each Product, including the selection of [***] (and approval over the scope of activities to be [***] and other [***]; (xv) reviewing and recommending [***] with respect to a Product Work Plan; and (xvi) other matters expressly assigned to the JSC in this Agreement.

(c)                                  For the avoidance of doubt, the JSC shall have no authority to: (i) amend any of the terms of this Agreement, including by means of JSC minutes, Product Work Plans or otherwise; (ii) waive any rights that either Party may otherwise have pursuant to this Agreement or otherwise; (iii) allocate the ownership of any Patent Rights or rights to any Know-How or the Parties’ rights to apply for Patent Rights; (iv) interpret this Agreement, or determine whether or not a Party has met its diligence or other obligations under the Agreement or whether or not a breach of this Agreement has occurred; or (v) require a Party to allocate resources to the Development, Manufacture or Commercialization of the Products other than as set forth in the agreed upon Product Work Plan, or otherwise agreed by such Party in writing.  Notwithstanding the foregoing, the JSC may make recommendations to the Parties for amendment of this Agreement.

3.7                               Alliance Managers.

(a)                                 Appointment.  Each of the Parties shall appoint a single individual to act as a single point of contact between the Parties to assure a successful Collaboration (each, an “Alliance Manager”).  Each Party may change its designated Alliance Manager from time to

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

time upon written notice to the other Party.  Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.

(b)                                 Responsibilities.  The Alliance Managers shall be non-voting members of the JSC and each Sub-Committee and shall attend all JSC and Sub-Committee meetings and support the chairpersons of JSC and Sub-Committees in the discharge of their responsibilities, including by (i) preparing and circulating meeting agendas, (ii) keeping written minutes that reflect all decisions made and action items identified at such meetings, (iii) circulating such minutes to JSC members and integrating comments from the JSC members, and (iv) facilitating communications between the Parties.

3.8                               Decisions; Disputes.

(a)                                 Except as expressly set forth in Section 2.4(b), with respect to matters for which the JSC has decision-making authority, the decisions of the JSC (including any Sub-Committee thereof) must be unanimous, with the representatives of Mylan having, collectively, one (1) vote and representatives of Momenta having, collectively, one (1) vote.

(b)                                 If, [***], a dispute arises regarding matters within the scope of the decision-making authority of the JSC (other than any JSC disputes under Section 5.3(a)(iii), Section 5.4 or Section 5.5), a subsequent meeting of the JSC shall be held to attempt to resolve such dispute.  If the JSC fails to reach a unanimous decision on its resolution within [***] after the date when the dispute was presented to the JSC at such subsequent meeting, then, except as otherwise set forth in this Agreement, the matter shall be resolved pursuant to Section 12.11(a) and, as necessary, Section 12.11(c).  If a dispute arises regarding matters within the scope of responsibilities of the JSC under Section 5.3(a)(iii), Section 5.4 or Section 5.5, then such disputes will not be resolved pursuant to Section 12.11 and will instead be addressed under Section 5.3(a)(iii), Section 5.4 or Section 5.5 (as applicable).

3.9                               Costs and Expenses.  [***] incurred by its respective representatives in connection with attending the meetings and otherwise being part of the JSC and of the Sub-Committees.  For the avoidance of doubt, [***].

3.10                        Term of the JSC and Sub-Committees.  The JSC and each Sub-Committee, as applicable, shall, unless otherwise mutually agreed by the Parties, continue with respect to each Product through the Term of the Agreement.

3.11                        Development and Regulatory Sub-Committee

(a)                                 Membership. The Parties shall, as soon as practicable and, in any event, no later than [***], form a Development and regulatory Sub-Committee to develop and oversee execution of the plans for Development and regulatory affairs with respect to the Products (the “JDRC”).  The JDRC shall consist of three (3) representatives of Mylan and three (3) representatives of Momenta, or such other equal number of representatives from each Party as the Parties may agree in writing.  Each member of the JDRC will have knowledge and expertise

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

in the Development of or regulatory requirements for products similar to the Products, and will have appropriate seniority within the applicable Party.  Subject to the foregoing, each Party may replace its representatives to the JDRC at any time upon written notice to the other Party (subject, however, to such replacement complying with the requirements of this Section 3.11(a)).

(b)                                 Responsibilities of JDRC.  Subject to the terms of this Agreement, the JDRC shall have the following responsibilities:

(i)                                     to develop the portions of the Product Work Plans covering Development Activities and regulatory activities for each Product;

(ii)                                  to oversee the execution of the Development Activities and regulatory activities set forth in each [***] Product Work Plan;

(iii)                               to coordinate and oversee regulatory matters with respect to the Development and Manufacture of Products, [***];

(iv)                              to provide a forum to discuss the Development Activities and regulatory activities hereunder, including any issues related thereto and potential remediation plans for such issues; and

(v)                                 to provide a forum to discuss Third Parties engaged or proposed to be engaged to perform Development Activities and regulatory activities on behalf of a Party and the activities to be performed by such Third Parties.

(c)                                  Meetings.  The JDRC shall meet at least four (4) times per year (or as otherwise agreed to by the Parties), and such meetings may be conducted in person, by videoconference or by teleconference.  [***] in connection with its participation on the JDRC.  In addition, either Party may call a meeting of the JDRC at any time upon [***] notice.  Meetings of the JDRC will be effective only if at least one (1) representative of each Party is present at or participating in such meeting.

(d)                                 JDRC Authority.  Subject to Section 2.2(a), the JDRC shall have decision-making authority with respect to how the day-to-day Development Activities and regulatory activities are being carried out pursuant to the Product Work Plans.

3.12                        Manufacturing Sub-Committee.

(a)                                 Membership. The Parties shall, as soon as practicable and, in any event, no later than [***], form a Manufacturing Sub-Committee to develop and oversee execution of the plans for the Manufacture of the Products (the “JMC”).  The JMC shall consist of three (3) representatives of Mylan and three (3) representatives of Momenta, or such other equal number of representatives from each Party as the Parties may agree in writing.  Each member of the JMC will have knowledge and expertise in the Manufacturing requirements for products similar to the Products, and will have appropriate seniority within the applicable Party.  Subject to the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

foregoing, each Party may replace its representatives to the JMC at any time upon written notice to the other Party (subject, however, to such replacement complying with the requirements of this Section 3.12(a)).

(b)                                 Responsibilities of JMC.  Subject to the terms of this Agreement, the JMC shall have the following responsibilities:

(i)                                     to develop the portions of the Product Work Plans covering Manufacturing Activities for each Product;

(ii)                                  to oversee the execution of the Manufacturing Activities set forth in each [***] Product Work Plan;

(iii)                               to provide a forum to discuss the Manufacturing Activities hereunder, including supply and inventory planning for key raw materials, bulk drug substance and the Products, planning for inventory for Launch of Products, functional-level metrics, performance and potential opportunities for improvement, Third Party sourcing, and any upcoming transfers of Manufacturing location or facility for Products for the Territory;

(iv)                              to provide a forum to discuss any issues relating to the Manufacturing Activities hereunder and propose remediation plans to resolve such issues; and

(v)                                 to provide a forum to discuss Third Parties engaged or proposed to be engaged to perform Manufacturing Activities on behalf of a Party and the activities to be performed by such Third Parties.

(c)                                  Meetings. The JMC shall meet at least four (4) times per year (or as otherwise agreed to by the Parties), and such meetings may be conducted in person, by videoconference or by teleconference.  [***] in connection with its participation on the JMC.  In addition, either Party may call a meeting of the JMC at any time upon [***] notice.  Meetings of the JMC will be effective only if at least one (1) representative of each Party is present at or participating in such meeting.

(d)                                 JMC Authority. Subject to Section 2.3(a), the JMC shall have decision-making authority with respect to how the day-to-day Manufacturing Activities are being carried out pursuant to the Product Work Plans.

3.13                        Finance Sub-Committee.

(a)                                 Membership. The Parties shall, as soon as practicable and, in any event, no later than [***], form a finance Sub-Committee to oversee expenses and Profits (Losses) associated with the Development, Manufacture and Commercialization of the Products, and the sharing thereof (the “JFC”).  The JFC shall consist of two (2) representatives of Mylan and two (2) representatives of Momenta, or such other equal number of representatives from each Party as the Parties may agree in writing.  Each member of the JFC will have knowledge and expertise

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in financial matters for products similar to the Products, and will have appropriate seniority within the applicable Party.  Subject to the foregoing, each Party may replace its representatives to the JFC at any time upon written notice to the other Party (subject, however, to such replacement complying with the requirements of this Section 3.13(a)).

(b)                                 Responsibilities of JFC.  Subject to the terms of this Agreement, the JFC shall have the following responsibilities:

(i)                                     to develop, and oversee the Parties execution of the Product Work Plans against the budgets included in the Product Work Plans;

(ii)                                  to coordinate and oversee the reporting and reconciliation of costs and Profits (Losses) with respect to the Products pursuant to Section 4.2;

(iii)                               to provide a forum to discuss financial and accounting matters with respect to the Development, Manufacturing and Commercialization activities conducted hereunder, including cost overruns and expenses associated with Additional Development Activities;

(iv)                              to review quarterly financial statements and forecasts to ensure consistency with any applicable budgets; and

(v)                                 to work with the other Sub-Committees and the JSC to ensure that their respective activities are in accordance with the budgets set forth in the Product Work Plans.

(c)                                  Meetings. The JFC shall meet at least [***] in connection with the reporting and reconciliation to be conducted pursuant to Section 4.2 (or as otherwise agreed to by the Parties), and such meetings may be conducted in person, by videoconference or by teleconference.  [***] in connection with its participation on the JFC.  In addition, either Party may call a meeting of the JFC at any time upon [***] notice.  Meetings of the JFC will be effective only if at least one (1) representative of each Party is present at or participating in such meeting.

(d)                                 JFC Authority. The JFC shall have decision-making authority with respect to accounting matters related to the reporting done pursuant to Section 4.2.

3.14                        Joint Commercialization Sub-Committee.

(a)                                 Membership. The Parties shall, as soon as practicable and, in any event, no later than [***], form a Commercialization Sub-Committee to oversee execution of the Commercialization Plans (the “JCC”).  The JCC shall consist of four (4) representatives of Mylan and four (4) representatives of Momenta, or such other equal number of representatives from each Party as the Parties may agree in writing.  Each member of the JCC will have knowledge and expertise in the commercialization of products similar to the Products, and will have appropriate seniority within the applicable Party.  Without limiting the foregoing, each

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Party shall have at least one (1) representative to the JCC with expertise in regulatory and medical affairs matters.  Subject to the foregoing, each Party may replace its representatives to the JCC at any time upon written notice to the other Party (subject, however, to such replacement complying with the requirements of this Section 3.14(a)).

(b)                                 Responsibilities of JCC.  Subject to the terms of this Agreement, the JCC shall have the following responsibilities:

(i)                                     to [***] on the Commercialization Plans;

(ii)                                  to [***] of the Commercialization Plans as provided by [***] and reviewed (and approved, as applicable to the [***];

(iii)                               to provide a forum to discuss the Commercialization strategies and activities hereunder;

(iv)                              to provide a forum to discuss any issues relating to the Commercialization activities hereunder, including any safety issues with respect to the Products, and propose remediation plans to resolve such issues; and

(v)                                 to review quarterly financial statements and forecasts to ensure operations are in accordance the Commercialization Plan, including any applicable budgets.

(c)                                  Meetings. The JCC shall meet at least four (4) times per year (or as otherwise agreed to by the Parties), and such meetings may be conducted in person, by videoconference or by teleconference.  [***] in connection with its participation on the JCC.  In addition, either Party may call a meeting of the JCC at any time upon [***] notice.  Meetings of the JCC will be effective only if at least one (1) representative of each Party is present at or participating in such meeting.

(d)                                 JCC Authority. Subject to Section 2.4(a) and (b), the JCC shall have decision-making authority with respect to how the [***] are being carried out pursuant to the Product Work Plans.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

3.15                        Legal Activities and Intellectual Property Sub-Committee.

(a)                                 Membership. The Parties shall, as soon as practicable and, in any event, no later than [***], form a Sub-Committee to develop and oversee the execution of the Collaboration IP Plan for freedom to operate regarding the Products and other Legal Activities with respect to the Products (the “JLC”).  The JLC shall consist of three (3) representatives of Mylan and three (3) representatives of Momenta, or such other equal number of representatives from each Party as the Parties may agree in writing.  One of each of the Parties’ representatives to the JLC shall also be a member of the JDRC or JCC.  Each Party shall bear its own expenses in connection with its participation on the JLC.

(b)                                 Responsibilities of JLC.  Subject to the terms of this Agreement, the JLC shall have the following responsibilities:

(i)                                     to oversee and coordinate all Legal Activities with respect to the Products;

(ii)                                  to develop and administer the Collaboration IP Plan;

(iii)                               to nominate a [***] with respect to [***], for approval [***];

(iv)                              to facilitate alignment between the Parties on the [***], and to provide oversight and direction to the [***] for each [***]; and

(v)                                 to provide a forum to discuss any issues relating to obtaining Final Legal Clearance for the Products.

(c)                                  Meetings. The JLC shall meet at least four (4) times per year (or as otherwise agreed to by the Parties), and such meetings may be conducted in person, by videoconference or by teleconference.  [***] in connection with its participation on the JLC.  In addition, either Party may call a meeting of the JLC at any time upon [***] notice.  Meetings of the JLC will be effective only if at least one (1) representative of each Party is present at or participating in such meeting.

(d)                                 JLC Authority. Except as expressly set forth in Article 5, the JLC shall have decision-making authority with respect to how the day-to-day Legal Activities are being carried out pursuant to the Collaboration IP Plan.

3.16                        Limits on Sub-Committees’ Power.  Notwithstanding the foregoing: (a) any decision that this Agreement provides is to be made by the Parties shall not be within the authority of any Sub-Committee; and (b) no Sub-Committee shall have the authority to: (i) directly impose any financial obligation on either Party or its Affiliates, (ii)  impose a resolution on the Parties with respect to any dispute regarding the existence or amount of any payment to be made under this Agreement, (iii) directly impose on either Party, an obligation to

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

allocate such Party’s or its Affiliate’s tangible or intangible resources and assets in a certain manner, or (iv) amend, interpret, modify or waive compliance with this Agreement.

ARTICLE 4.
FINANCIAL TERMS

4.1                               Consideration.

(a)                                 Up-Front Payment.  Within [***], Mylan shall make a non-creditable, non-refundable upfront payment to Momenta of Forty-Five Million U.S. Dollars ($45,000,000).

(b)                                 Continuation Payments. For each Product (other than M834) with respect to which both Parties decide to continue the Development, Manufacture and Commercialization pursuant to Section 2.6(a), Mylan shall make a continuation payment to Momenta of [***] within [***] after each such decision by the Parties (each, a “Continuation Payment”).  For clarity, the total amount of Continuation Payments made to Momenta under this Agreement shall not exceed an aggregate of [***].

(c)                                  Development Milestone.  For M834, Mylan shall pay to Momenta [***] within [***] after the first achievement by or on behalf of Momenta of [***] (the “Development Milestone”).  Such Development Milestone payment shall be payable [***].  For clarity, if such Development Milestone event is not achieved, Mylan shall not owe the corresponding milestone payment.

4.2                               Cost Share and Profit Share.  The Parties shall share all Development Expenses and Shared Other Expenses for each Product, incurred after the Effective Date, as set forth below in this Section 4.2.  The Parties shall share all Profits (Losses) for each Product according to the Profit Share Percentage.  All such Shared Other Expenses and Profits (Losses) for each Product shall be subject to reconciliation, reimbursement and payment pursuant to the Profit Share calculation set forth in Sections 4.2(b) — (d) below.  For clarity, each Shared Other Expense shall be accounted for only once when calculating the Profit Share, even if the activity with respect to which such expense is incurred is described in more than one (1) subcategory of Shared Other Expenses.

(a)                                 Development Expenses and Shared Other Expenses.

(i)                                     Development Expenses.

(1)                                 Incurring Development Expenses.  Subject to Section 4.2(a)(i)(2)-(6), each Party shall initially bear all Development Expenses it incurs as set forth in each Product Work Plan (or as set forth in Exhibit 2.1(a)(1) prior to approval of such Product Work Plan) for each Product.  Without limiting the foregoing, the Party primarily responsible for managing execution, or contracting with Third Parties for the conduct, of a Development Activity under Sections 2.2 or 2.3 shall [***] owed to Third Parties for such Development Activity.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(2)                                 Mylan Annual Shortfall Exists.  Subject to paragraph (4) below, during the Calendar Year in which the Effective Date falls, and in any Calendar Year thereafter when a Mylan Annual Shortfall exists:

(A)                               If the [***] equals or exceeds the Mylan Annual Shortfall, then the [***] in such Calendar Year shall be [***] and there shall be [***] in such Calendar Year.

(B)                               If the [***] is less than the Mylan Annual Shortfall [***], then the [***] in such Calendar Year shall be [***] and the Mylan Development Reconciliation Payment shall be equal to [***].

(C)                               If a given Calendar Year begins with a [***], and neither Party anticipates (x) [***] will occur [***] or (y) that payment of the [***] payment will occur [***] (but payment of [***] payment could be payable [***] based on the then-current Product Work Plans) [***], then:

I.                                        Such [***] will be reconciled [***] of such Calendar Year;

II.                                   The calculation of the Mylan Development Reconciliation Payment shall be determined for the [***] in such Calendar Year; and

III.                              In making such calculations, each [***] shall be used in lieu of the [***] in applying the applicable defined terms in the calculation of the Mylan Development Reconciliation Payment.

(3)                                 Momenta Annual Shortfall Exists.  Subject to paragraph (4) below, in a Calendar Year when a Momenta Annual Shortfall exists, the Momenta Development Reconciliation Payment for the Calendar Year shall [***]; provided that if a Calendar Year begins with [***], then:

(A)                               Such Development Expenses will be reconciled [***] of such Calendar Year;

(B)                               The calculation of the Momenta Development Reconciliation Payment shall be determined for the [***] in such Calendar Year; and

(C)                               In making such calculations, each [***] shall be used [***] in applying the applicable defined terms in the calculation of the Momenta Development Reconciliation Payment.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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(4)                                 Finalization of the CPM Balance.  In the first Calendar Quarter in which (A) the CPM Balance [***] and there are [***] that will create a new [***] or (B) the Parties do not expect any [***] from performance of any remaining activities under the Product Work Plan (each of (A) and (B) being the “Finalization of the CPM Balance”), then the Parties shall initiate reconciliation of Development Expenses in such Calendar Quarter (and thereafter) [***] and share Development Expenses in a Calendar Quarter as follows:

(A)                               If the [***] is [***], then the Mylan Development Reconciliation Payment in such Calendar Quarter shall [***].

(B)                               If the [***] is [***], then the Momenta Development Reconciliation Payment in such Calendar Quarter shall [***].

(5)                                 Reconciliation of Development Expenses.

(A)                               [***]: Without limiting the reporting obligations in Sections 4.2(b) and (c) below, [***], within [***] after the expiration of the applicable Calendar Year [***], each Party shall provide the other Party with a report of its Development Expenses for all Products for such Calendar Year [***] (individually, a Party’s “Annual Development Expenses”).  If there is a Development Reconciliation Amount owed by a Party for a Calendar Year [***], then it shall be paid to the other Party within [***] after delivery of both Parties’ reports of Annual Development Expenses for such Calendar Year [***].

(B)                               [***]:  Without limiting the reporting obligations in Sections 4.2(b) and (c) below, [***], within [***] after the expiration of the applicable Calendar Quarter, each Party shall provide the other Party with a report of its Development Expenses for all Products for such Calendar Quarter (individually, a Party’s “Quarterly Development Expenses”).  If there is a Development Reconciliation Amount owed by a Party for a Calendar Quarter, then it shall be paid to the other Party within [***] after delivery of both Parties’ reports of Quarterly Development Expenses for such Calendar Quarter.  In addition, any [***] that remains on or after the [***] shall thereafter be reported and [***] payable by Mylan in such Calendar Quarter [***] under Sections 4.2(b)-(d).

(6)                                 Example and Definitions.

An example calculation of this reconciliation process is set forth in Exhibit 4.2(a)(i).  For purposes of the foregoing,

a.                                      “Momenta Annual Development Expenses” means for a Calendar Year [***] incurred by Momenta in such Calendar Year [***].

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b.                                      “Mylan Annual Development Expenses” means for a Calendar Year [***] incurred by Mylan in such Calendar Year [***].

c.                                       “Mylan Annual Shortfall” means [***] the Momenta Annual Development Expenses [***] for any Calendar Year [***].

d.                                      “Mylan Quarterly Shortfall” means [***] the Momenta Quarterly Development Expenses [***] in a Calendar Quarter.

e.                                       “Momenta Annual Shortfall” means [***] the Mylan Annual Development Expenses [***] in a Calendar Year [***].

f.                                        “Momenta Quarterly Shortfall” means [***] the Mylan Quarterly Development Expenses [***] in a Calendar Quarter.

g.                                       “Momenta Development Reconciliation Payment” is the amount determined under [***] and Section 4.2(a)(i)(4)(B) .

h.                                      “Mylan Development Reconciliation Payment” is the amount determined under [***] and Section 4.2(a)(i)(4)(A).

i.                                          The Momenta Development Reconciliation Payment and the Mylan Development Reconciliation Payment may each be referred to herein as a “Development Reconciliation Amount.”

j.                                         “CPM Balance” for a Calendar Year [***] means the [***] paid [***] under this Agreement as of the end of such Calendar Year [***], reduced by the [***] during [***].

k.                                      “CPM Amount Used” for a Calendar Year [***] means the amount of the CPM Balance in each Calendar Year [***] that is [***].

l.                                          “Excess CPM Remaining Amount” shall mean any CPM Balance that [***].

(ii)                                  Commercialization Expenses. The Parties shall share all Commercialization Expenses for Commercialization Activities that are incurred by the Parties in accordance with each Product Work Plan, according to the Profit Share Percentage.

(iii)                               Development and Commercialization Expense Overages.  Each Party shall promptly notify the other Party if the notifying Party reasonably determines that it is likely to otherwise exceed its allocated Development Expenses or Commercialization Expenses under an applicable Product Work Plan, and such excess expenses shall be treated as follows.  If a Party’s anticipated Development Expenses or Commercialization Expenses in any Calendar Quarter exceed those included in the development or [***] for all of such Party’s activities under the Product Work Plan in such Calendar Quarter by [***] (“Excess Further Expenses”), such

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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Party shall provide the other Party an explanation and reasonable documentation of such Excess Further Expenses, and such Excess Further Expenses [***] by such Party shall be borne [***] by Momenta and [***] by Mylan; provided that such Excess Further Expenses [***], such Party [***] for such Calendar Year.  If such Excess Further Expenses exceed those included in the Development or [***] for all of such Party’s activities under the applicable Product Work Plan for a Calendar Quarter by [***], the Parties shall [***].  The Excess Further Expenses mechanism is implemented as a tool to monitor and effectively manage quarterly variations in Development Expenses and Commercialization Expenses for timing differences. It does not [***].  If a Party determines or anticipates that its projected Development Expenses or Commercialization Expenses will exceed those included in the Development or [***] for all of such Party’s activities under the applicable Product Work Plan for such Calendar Year, then such Party would need to [***], and the allocation of Development Expenses or Commercialization Expenses in excess of the previously approved budget in the Product Work Plan will be [***].

(iv)                              [***].  The Parties agree and intend that [***] shall not be included in Shared Other Expenses, except as expressly agreed by the Parties pursuant to the applicable Product Work Plan or otherwise by the Parties in writing.  However, the Parties agree and intend that [***], shall be included in Shared Other Expenses.  Subject to the foregoing, Each Party shall have the right to [***] for the Products as it deems necessary or appropriate.

(v)                                 COGS.  The Parties shall share all COGS incurred in connection with the Commercialization of the Product in accordance with each Product Work Plan, according to the Profit Share Percentage.

(vi)                              Legal Expenses.  The Parties’ rights and responsibilities with respect to the Legal Activities, including the financial rights and obligations of the Parties, are described in Article 5 and Section 8.4.

(vii)                           Third Party Intellectual Property Payment Expenses.  Neither Party shall, after the Effective Date, enter into, amend or modify an agreement with a Third Party to obtain a license or rights under Third Party Patent Rights or Know-How necessary to Develop, Manufacture or Commercialize the Product that would result in Third Party Intellectual Property Payments (including without limitation, license fees, annual payments and royalties), without: (A) [***], and (B) [***].  Upon [***], the Parties [***], the Third Party Intellectual Property Payments (including, without limitation [***] payable to the licensor or seller of such Patent Rights and Know-How based on the Development, Manufacture or Commercialization of the Products by or on behalf of the Parties hereunder.

(viii)                        FTEs and FTE Costs.  Each Party shall record and account for its FTE effort for the Development and Commercialization of Products to the extent that such FTE effort is included in Development Expenses or Commercialization Expenses that are, or may in the future be, shared under this Agreement.  Each Party shall report such FTE effort to the JSC on a quarterly basis.  Except to the extent provided herein, each Party shall calculate and maintain records of FTE effort incurred by it [***].  The JSC shall review the FTE Costs and any

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

adjustments thereto annually as part of its review, update and approval of the Product Work Plans.

(b)                                 Incurring and Reporting of Shared Other Expenses and Development Expenses; Summary Statements.  Except as expressly provided otherwise in this Agreement and subject to [***] will be responsible for and pay for all such Shared Other Expenses so incurred.  Each Party will maintain the books and records referred to in Section 4.3 and will accrue all Shared Other Expenses, Development Expenses and Net Sales in accordance [***] and [***].  Within ten (10) Business Days after the end of each calendar month, each Party will submit to the other Party a [***] of the Shared Other Expenses accrued, Development Expenses, and, if applicable, Net Sales during the just-ended calendar month.  Within [***] after the end of each Calendar Quarter [***], each Party will submit to the other Party a written report reflecting the accrual of Shared Other Expenses, Development Expenses and Net Sales during the just-ended Calendar Quarter, as well as any Sublicense Revenue, on a Product-by-Product basis (each a “Summary Statement”). To the extent Momenta makes Net Sales pursuant to a Co-Commercialization Agreement, it shall include the information described in Section 4.2(c)(i) - (ii) below in its Summary Statement for each applicable Calendar Quarter.  Such Summary Statements shall [***] all expenses included in such Shared Other Expenses and Development Expenses during such Calendar Quarter and, upon the reasonable request of the other Party, shall be [***].  Each Party shall report the Shared Other Expenses and Development Expenses incurred by it in comparison to the Product Work Plan.  The Parties shall seek to resolve any questions related to such Summary Statements within [***] following receipt by each Party of the other Party’s report hereunder.  The JSC shall facilitate the resolution of any questions concerning such Summary Statements, as appropriate. Each Party shall have the right at reasonable times and upon reasonable prior notice to audit the other Party’s records as provided in Section 4.5 to confirm the accuracy of the other Party’s costs and reports with respect to Shared Other Expenses and Development Expenses that are shared under this Agreement.  Upon the request of either Party [***], the JFC will discuss any questions or issues arising from the Summary Statements, including the basis for the accrual of specific Shared Other Expenses or Development Expenses.

(c)                                  [***].  [***] after the end of the Calendar Quarter, but in any event within [***] after receipt by the Preparing Party (as defined below) of the other Party’s Summary Statement [***], the Preparing Party will prepare a [***] report (reasonable supporting documentation and calculations sufficient to support each Party’s associated [***] requirements and obligations [***] shall be provided upon request) that [***] each Party’s Summary Statement and the Profits (Losses) and Legal Expenses (to the extent not included in [***] pursuant to the [***] on a Product-by-Product basis in accordance with Section 4.2(a) (the “[***]”).  Prior to [***] shall be the Preparing Party for [***] for such Product.  Following [***] shall be the Preparing Party for [***] for such Product.  Without limited the foregoing, following [***], the [***] shall include:

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(i)                                     [***] of all Products on a Product-by-Product and country-by-country basis, [***] each Party and its Affiliates during the Calendar Quarter, including the [***] of each Product sold and the [***] for each Product;

(ii)                                  a [***] of each Product on a Product-by-Product basis (set forth in reasonable detail and, as applicable, including the adjustments to [***];

(iii)                               a [***] on a Product-by-Product basis, including reasonably detailed information on the (A) [***]; (B)   [***]; (C) [***]; and (D) all other [***];

(iv)                              [***] one Party [***] to effect the [***] and allocation of [***] (to the extent not included in [***] pursuant to the [***]; and

(v)                                 The [***] payable to a Party for the applicable Calendar Year or Calendar Quarter, and any [***] for an [***] to be applied to any [***] in such Calendar Quarter.  For clarity, to the extent [***] is not [***] by [***] in the Calendar Quarter reported, it may be [***] and [***] in [***] Calendar Quarters by [***].

(d)                                 Payments of Cost Share and Profit Share.

(i)                                     Based on the [***] for the applicable Calendar Quarter or Calendar Year, the applicable Party (to whom a net amount is owed to achieve the [***] with respect to [***] not included in the [***] and any [***] will invoice the other Party after such [***] is complete, and the receiving Party will pay such invoice within [***] of receipt of invoice.  For clarity, prior to [***] of a Product, the sharing of expenses will be calculated in accordance with this Section 4.2 for such Product, and [***] in the calculation of [***] shall equal [***].  The Parties may, upon mutual agreement, net out payment of a Development Reconciliation Amount owed to one Party under Section 4.2(a)(i) with any payment owed to the other Party under this Section 4.2(d)(i).

(ii)                                  Overdue Payments.  If any payment owed to a Party under this Agreement is not made when due, such outstanding payment shall accrue interest (from the date such payment is due through and including the date upon which full payment is made) at the [***] reported [***] such payment was due in [***] ([***] version at [***] under the “[***]” tab), [***], from the due date until paid in full, provided that in no event shall said annual rate exceed the maximum interest rate permitted by law in regard to such payments.  Such payment, when made, shall be accompanied by all interest so accrued.  Said interest and the payment and acceptance thereof shall not negate nor waive the right of a Party to any other remedy, legal or equitable, to which it is entitled because of the delinquency of the payment.

(e)                                  Efforts to Streamline Reporting. The Parties will cooperate [***], through the JFC, to develop processes and align the reporting timelines set forth in Section 4.2(a), (b) and (c) with each Party’s internal close calendars and internal and external reporting timelines, processes and obligations.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

4.3                               Books and Records.  During the Term of this Agreement, each Party shall keep, and shall ensure that its respective Affiliates and Sublicensees shall keep, [***], complete and accurate records in sufficient detail to make the reports required hereunder, to confirm compliance with the provisions of this Agreement, to properly reflect all amounts billed, owed or reported and to verify the amounts payable hereunder for a period of [***] after such payments are made.

4.4                               Taxes.

(a)                                 Tax Withholding.  Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement such taxes as are required to be deducted or withheld therefrom under any provision of Applicable Law.  The Party that is required to make such withholding (the “Paying Party”) will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the recipient Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such Payee Party to obtain reduction of or relief from such deduction or withholding).  Each Party agrees to cooperate with the other Parties in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 4.4(a) are reduced in amount to the fullest extent permitted by Applicable Laws.  In addition, the Parties shall cooperate in accordance with Applicable Laws to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes (“Indirect Taxes”)) in connection with this Agreement, as applicable.

(b)                                 Tax [***].  Notwithstanding the foregoing, if: (i) any Party [***] its rights or obligations under this Agreement, (ii) as a result of such [***], such Party (or its assignee) is required by Applicable Law to [***] results in the imposition of [***] applicable, from or in respect of any amount payable under this Agreement, and (iii) such [***] the amount of [***] that would have been applicable [***], then any such amount payable shall be [***] to take into account such [***] as may be necessary so that, [***] all required [***] (including [***] on the [***] and/or [***] such [***], as the case may be, the [***] receives [***] it would have received [***] been made and [***] been imposed.  The obligation to [***] pursuant to the preceding sentence shall not apply, however, to the extent such [***]: (1) would not have been imposed [***] its rights or obligations under this Agreement or the [***], to the extent such [***] occurs after the [***] described in the first sentence of this Section 4.4(b); or (2) are attributable to the [***] the requirements of Section 4.4(c).  Solely for purposes of this Section 4.4, a Party’s [***] shall include its [***] shall include [***] or other action resulting in [***].

(c)                                  Tax Documentation.  Each Party has provided a properly completed and duly executed IRS Form W-9 or applicable Form W-8 to the other Party.  Each Party and any other recipient of payments under this Agreement shall provide to the other Party, at the time or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

times reasonably requested by such other Parties or as required by Applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes.

(d)                                 [***] Tax Considerations.  The Parties acknowledge and agree that: (i) Mylan is [***] and Momenta is [***]; (ii) [***], [***] contemplated to be payable under this Agreement by Mylan to Momenta [***]; and (iii) Mylan will not, [***] the [***] payable pursuant to Section 4.1(a), any [***] in respect of any [***], provided that Momenta delivers a properly completed and duly executed [***].

(e)                                  U.S. Tax Considerations.  Mylan shall indemnify, defend and hold Momenta harmless from any and all liabilities, claims and losses with respect of U.S. federal, state or local income or withholding taxes attributable to any amounts payable to (or allocable to) Mylan under this Agreement.

(f)                                   Cooperation.  Mylan and Momenta shall [***] cooperate with each other to minimize any adverse tax consequences that may arise with regard to the transactions contemplated by this Agreement and related agreements.

4.5                               Audits and Inspection.  From and after the Effective Date, upon [***] from a Party, the other Party shall permit, and shall ensure that its Affiliates shall permit, an independent certified public accounting firm of recognized national standing, selected by the requesting Party [***], to have access to such Party’s (or their Affiliates) records maintained pursuant to Section 4.3, as may be reasonably necessary to verify the accuracy of any amounts reported, actually paid or payable under this Agreement for any year ending not more than [***] prior to the date of such request; provided that a Party’s records related to any given year shall not be subject to audit pursuant to this Section 4.5 [***].  The audited Party may require such accounting firm to be subject to reasonable and customary confidentiality obligations as a condition to conducting such audit.  Such audits may be made no more than [***], during normal business hours at reasonable times mutually agreed by the Parties; [***].  If such accounting firm concludes that additional amounts were owed to the requesting Party during such period with respect to such country of the Territory as applicable, or if the requesting Party overpaid based on a calculation of the Profit Share, the Development Reconciliation Amount or Legal Expenses not included in the calculation of the Profit Share during the audited period, the other Party shall pay such additional amounts or refund such overpayment (including interest on such additional sums with respect to such country of the Territory in accordance with Section 4.2(d)(ii)) within [***] after the date the requesting Party delivers to the other Party such accounting firm’s written report so concluding.  If such accounting firm concludes that additional amounts were owed to the audited Party during such period with respect to such country of the Territory as applicable, or if the audited Party overpaid based on a calculation of the Profit Share, the Development Reconciliation Amount or Legal Expenses not included in the calculation of the Profit Share during the audited period, the auditing Party shall pay such additional amounts or refund such overpayment (including interest on such additional sums with respect to such country of the Territory in accordance with Section 4.2(d)(ii)) within [***] after the date the requesting Party

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

delivers to the other Party such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by the requesting Party; provided, however, that if the audit discloses that the amounts payable to such Party for the audited period are more than [***] of the amounts actually paid for such period in such country of the Territory as applicable, or if the audit discloses that the other Party has overcharged the requesting Party for rates or fees for products or services for such period in such country of the Territory as applicable, by over [***], then the other Party shall pay the reasonable fees and expenses charged by such accounting firm.

ARTICLE 5.
INTELLECTUAL PROPERTY AND LITIGATION

5.1                               Ownership of Intellectual Property.  Mylan shall own and retain all right, title, interest and ownership in Mylan Intellectual Property, including Mylan Intellectual Property that was conceived, derived, acquired or made prior to the Effective Date or independently outside the course of the Collaboration, except as expressly licensed to Momenta under this Agreement.  Momenta shall own and retain all right, title, interest and ownership in the Momenta Intellectual Property, including Momenta Intellectual Property that was conceived, derived, acquired or made prior to the Effective Date or independently outside the course of the Collaboration, except as expressly licensed to Mylan under this Agreement.  The Parties shall jointly own all Collaboration Intellectual Property developed in the course of performing their activities under the Product Work Plan under the Collaboration. Subject to the rights and licenses set forth herein, each Party [***] the Collaboration Intellectual Property [***], the other Party, and each Party hereby [***] under Applicable Laws of any jurisdiction to [***] any such [***].

5.2                               Improvements.  Mylan shall own all right, title, interest and ownership in and to Mylan Improvements created in the course of the Collaboration.  Momenta shall own all right, title, interest and ownership in and to the Momenta Improvements created in the course of the Collaboration.

5.3                               Prosecution and Maintenance of Patent Rights.

(a)                                 Generally.  From and after the Effective Date:

(i)                                     [***] shall have the right and responsibility, [***], to prepare, file, prosecute (including the handling of inter partes review, post grant review, ex parte reexamination, supplemental examination, opposition and similar proceedings with respect to the [***] and maintain patent protection with respect to the [***], taking into account comments from [***] with respect thereto.  [***] shall keep [***] reasonably informed with respect to the status of the [***], including by providing [***] with copies of all material documentation or correspondence concerning the [***] in the Territory.  [***] shall solicit [***] comments prior to filing any new [***] or making additional filings on existing [***] and shall [***] with respect thereto [***].  If [***] decides to abandon, or otherwise fails to prosecute or maintain, any Patent Rights within the [***] in any country in the Territory, [***] shall provide [***] with written notice of such decision at least [***] prior to any applicable filing deadline, and of any such failure promptly after it occurs.  In such case, [***] shall have the right, but not the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

obligation, to prepare, file, prosecute and maintain patent protection with respect to such [***] in such country [***], and such [***] shall be [***] and [***], subject to the [***] in this Agreement.  Furthermore, subject to the terms and conditions of this Agreement, [***], effective as of the Effective Date, a [***], under such [***] under this Section 5.3(a)(i) for [***] under this Agreement that [***].

(ii)                                  [***] shall have the right and responsibility, [***], to prepare, file, prosecute (including the handling of inter partes review, post grant review, ex parte reexamination, supplemental examination, opposition and similar proceedings with respect to the [***]) and maintain patent protection with respect to the [***], taking into account comments from [***] with respect thereto.  [***] shall keep [***] reasonably informed with respect to the status of the [***], including by providing [***] with copies of all material documentation or correspondence concerning the [***] in the Territory.  [***] shall solicit [***] comments prior to filing any new [***] or making additional filings on existing [***] and shall [***] with respect thereto [***].  If Momenta decides to abandon, or otherwise fails to prosecute or maintain, any Patent Rights within the [***] in any country in the Territory, [***] shall provide [***] with written notice of such decision at least [***] prior to any applicable filing deadline, and of any such failure promptly after it occurs.  In such case, [***] shall have the right, but not the obligation, to prepare, file, prosecute and maintain patent protection with respect to such [***] in such country [***], and such [***] shall be [***] and become a [***], subject to the [***].  Furthermore, subject to the terms and conditions of this Agreement, [***], effective as of the Effective Date, a [***], under such [***] under this Section 5.3(a)(ii) for [***] under this Agreement [***].

(iii)                               [***] shall have the responsibility to prepare, file, prosecute (including the handling of inter partes review, post grant review, ex parte reexamination, supplemental examination, opposition and similar proceedings with respect to the Collaboration Patent Rights) and maintain patent protection with respect to Collaboration Patent Rights in the names of both Parties.  [***] for the Collaboration Patent Rights, [***] with respect to the preparation, filing, prosecution (including the handling of inter partes review, post grant review, ex parte reexamination, supplemental examination, opposition and similar proceedings with respect to the Collaboration Patent Rights) and maintenance of the Collaboration Patent Rights. [***] for the Collaboration Patent Rights, [***] with respect to the preparation, filing, prosecution (including the handling of inter partes review, post grant review, ex parte reexamination, supplemental examination, opposition and similar proceedings with respect to the Collaboration Patent Rights) and maintenance of the Collaboration Patent Rights.  The non-controlling Party shall cooperate as reasonably requested by Party assuming control to facilitate control of such filing, prosecution and maintenance of such Collaboration Patent Right by the Party assuming control.

(b)                                 Cooperation.  From and after the Effective Date, each Party shall make available to the Party filing, prosecuting or maintaining any Collaboration Patent Rights, or such Party’s authorized attorneys, agents or representatives, its employees whom such controlling

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Party [***] deems necessary in order to assist it in obtaining patent protection for such Collaboration Patent Rights.

(c)                                  Responsibility for Legal Expenses.  From and after the Effective Date, responsibility for Legal Expenses associated with patent prosecution (including the handling of inter partes review, post grant review, ex parte reexamination, supplemental examination, opposition and similar proceedings) and maintenance shall be as follows:

(i)                                     Momenta Patent Rights/Mylan Patent Rights.  Each Party shall be responsible for [***] of the Legal Expenses associated with the preparation, filing, prosecution and maintenance of the Patent Rights within the Momenta Intellectual Property and the Patent Rights within the Mylan Intellectual Property, in each case that cover or claim Products during the Term; provided that in the event that: (A) Momenta [***] under any [***] within the [***] to [***] products, to [***] during the Term, Mylan’s responsibility with respect to Legal Expenses associated with such Patent Rights shall [***] that reflects [***] being borne by [***] under such Patent Rights; and (B) Mylan [***] under any [***] within the [***] to [***] products, to [***] during the Term, Momenta’s responsibility with respect to Legal Expenses associated with such Patent Rights shall [***] that reflects [***] being borne by [***] under such Patent Rights.

(ii)                                  Collaboration Patent Rights.  Each Party shall be responsible for [***] of the Legal Expenses associated with the preparation, filing, prosecution and maintenance of Collaboration Patent Rights during the Term.

5.4                               Patent Enforcement/Third Party Infringement.

(a)                                 Notice.  Each Party shall promptly report to the other Party during the Term after the Effective Date any known or suspected infringement or unauthorized use of any of the Mylan Intellectual Property, the Momenta Intellectual Property or the Collaboration Intellectual Property, as the case may be, of which such Party becomes aware, and, upon request, shall provide the other Party with all evidence within its possession or control supporting such known or suspected infringement or unauthorized use.

(b)                                 [***].  Promptly following notification to the other Party of any known or suspected infringement or unauthorized use of any of the Mylan Intellectual Property, the Momenta Intellectual Property or Collaboration Intellectual Property based on the Development, Manufacture, or Commercialization of a Product or a Competing Product, [***] shall meet and shall: (i) evaluate the notice of infringement and [***] with respect to enforcement proceedings or Third Party infringement litigation matter (including [***] with respect to such infringement or unauthorized use (“Enforcement Litigation”); and (ii) determine [***] shall [***] the Enforcement Litigation.  As part of the process of determining [***] any Enforcement Litigation matter, [***] shall also decide [***] in such Enforcement Litigation [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(c)                                  [***] Enforcement Litigation.

(i)                                     If the Parties, [***], agree to proceed with an Enforcement Litigation, [***] should take the lead in managing such Enforcement Litigation (such lead Party, the “Lead EL Party” and the other Party the “Non-EL Lead Party”) unless the Parties [***] determine that the JLC should manage such Enforcement Litigation.

(ii)                                  The Parties will engage counsel [***] under a joint representation agreement, unless a conflict arises regarding such joint representation or no agreement on joint counsel is reached in a reasonable period of time under the circumstances.  If a conflict arises or no agreement on joint counsel is reached, each Party may be represented by separate counsel.  The Lead EL Party, or the JLC when selected to manage the Enforcement Litigation, shall have the right to control the Enforcement Litigation, and the Non-EL Lead Party shall [***].  When a Lead EL Party is controlling a matter, [***] shall have the right to [***] the Enforcement Litigation, and [***] and [***] shall provide [***] to the [***] to facilitate [***] unless [***] will be provided [***].

(iii)                               The Parties and their counsel shall [***] Enforcement Litigation [***] recognizing [***] to the Enforcement Litigation.  Counsel to the Parties shall [***] Enforcement Litigation [***] Enforcement Litigation [***] as needed, but no [***].  When a Lead EL Party is controlling a matter, it shall [***] with regard to claims, arguments and strategy in the Enforcement Litigation; provided, however, that if the Parties do not promptly reach agreement on a particular strategy or pleading, then either Party may [***] (in the case of [***] and, in the case of [***] to resolve the matter.  If the matter is not resolved [***] (or such shorter time period as may be necessary to meet a court deadline) [***], then the Lead EL Party shall have the right to [***] shall have the right [***] but shall continue to [***] and to [***].

(iv)                              All Legal Expenses related to an Enforcement Litigation matter [***] with respect to a Product (including any [***] and any recoveries obtained as a result of such Enforcement Litigation shall be allocated between the Parties in accordance with their respective Allocable Legal Expense Shares.  Further, for the avoidance of doubt, [***] that the Parties shall [***] an Enforcement Litigation matter, a Party shall [***] pursuant to Section 5.4(d).

(d)                                 [***] Enforcement Litigation.

(i)                                     If the Parties do not [***] on initiating an Enforcement Litigation matter within [***] (or a shorter period of time if the circumstances warrant immediate action) following notification by one Party to the other Party of any known or suspected infringement or unauthorized use of any of the [***], then the Party [***] such Enforcement Litigation, if such Party is [***] the Patent Rights at issue or if the enforcement action involves [***], shall have the right to determine whether or not to proceed with any Enforcement Litigation.  If such party determines to proceed with the Enforcement Litigation, such Party (hereinafter the “Active EL Party”) shall have the sole and exclusive right to select counsel for the Enforcement Litigation initiated by it pursuant to this Section 5.4(d).  The Party that is not the Active EL Party shall be referred to under this Section 5.4(d) as the “Passive EL Party”.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(ii)                                  In any Enforcement Litigation brought by the Active EL Party pursuant to this Section 5.4(d), the Passive EL Party [***] at the [***] in the event that an [***], the [***] or other [***], that a [***] based on the [***] in such suit or the [***] would [***] the Enforcement Litigation; but control of such Enforcement Litigation shall remain with the Active EL Party.

(iii)                               All Legal Expenses related to an Enforcement Litigation matter [***] with respect to a Product (including any [***] and any recoveries obtained as a result of such Enforcement Litigation shall be allocated between the Parties as follows:

(1)                                 The Active EL Party shall be responsible for and shall pay [***] of all Legal Expenses (other than any [***] incurred by [***] with respect to such Enforcement Litigation) associated with such Enforcement Litigation, subject to the following.

(2)                                 If the Enforcement Litigation pursued by the Active EL Party [***] the Collaboration, as determined [***], based on [***], any recoveries obtained as a result of such Enforcement Litigation shall be allocated to the Parties in accordance with their respective Allocable Legal Expense Share; provided that the Active EL Party shall be [***] for such Enforcement Litigation [***] in accordance with its [***].  If such Enforcement Litigation matter [***] to the Collaboration and any [***] to allow the [***] (including if there [***] shall [***] for any [***].  Such [***] shall be made by [***] on a Product-by-Product and country-by-country basis through [***] payable each Calendar Quarter to the [***] for the Product that was [***] in the country in which such [***], beginning with the first Calendar Quarter (or portion thereof) following the final, unappealable (or unappealed) court order or decision, or final settlement of the Enforcement Litigation for such Product in such country.  [***] for such Product each Calendar Quarter shall [***] for such Product in such country otherwise [***] in such Calendar Quarter.

5.5                               [***]; Third Party Suits.

(a)                                 [***].  Within [***] after the creation of the JLC, the JLC shall meet to [***] regarding the Products with respect to [***] taking into consideration the anticipated Product Work Plan for each Product (the “Collaboration IP Plan”).  The Collaboration IP Plan shall take into consideration [***] strategies, [***] strategies, [***] strategies (including [***] and [***] process, [***] (including [***] and similar [***] with respect to the [***]), and other approaches that [***] of the Product and [***] (“Legal Clearance Activities”).  The Collaboration IP Plan shall include a [***] for Legal Clearance Activities, and such [***] shall be added or included as part of the then-current Product Work Plan [***] that is subject to [***].  The JSC shall meet and seek to agree at least [***] prior to the filing of a BLA for Regulatory Approval of a Product as to the appropriate course of action with respect to Legal Clearance Activities with respect to each Product.  Decisions regarding the appropriate course of action with respect to Legal Clearance Activities [***] or the [***] pursuant to Section 12.11(a) and shall [***] pursuant to [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(b)                                 Third Party Suits; Other Collaboration Litigation.

(i)                                     In addition, from and after the Effective Date, in the event that a Third Party shall otherwise make any claim or bring any suit or other proceeding (including a declaratory judgment) against a Party, or any of its Affiliates, Sublicensees, or customers, for infringement or misappropriation of any intellectual property rights based on the research, development, making, using selling, offering for sale, import or export of any Product in the Territory, the Party that becomes aware of such claim, suit or other proceeding shall notify the other Party and the Parties shall [***].

(ii)                                  [***] Other Collaboration Litigation as a regular [***] and with the intent of being prepared to [***] to allow the Parties to make a [***] any such actions.  In connection therewith, [***] the [***] of all Other Collaboration Litigation (including [***]) and whether [***] in any particular activity or suit or [***] such activity or suit [***].  [***], if applicable, whether the Parties intend to [***] process for each Product, and, if so, [***].

(c)                                  [***] Other Collaboration Litigation.

(i)                                     If, after the Effective Date, the Parties: (A) pursuant to the Collaboration IP Plan, or otherwise [***], agree to proceed with an Other Collaboration Litigation matter;  (B) [***] agree to [***]; or (C) are involuntarily sued by a Third Party in a suit described under Section 5.5(b) with respect to a Product, [***] such Other Collaboration Litigation with respect to all Products other than M834 and [***] such Other Collaboration Litigation with respect to M834, in each case unless the Parties [***] determine that [***] such Other Collaboration Litigation (such lead Party, the “Lead OCL Party” and the other Party, the “Non-Lead OCL Party”).

(ii)                                  The Parties shall engage counsel jointly to facilitate efficient decision-making and activities, except to the extent a conflict arises from such joint representation or no agreement on joint counsel is reached in a reasonable period of time under the circumstances.  If joint representation is not feasible because of a conflict or no agreement on joint counsel is reached, each Party shall have the right to be represented by its own counsel in Other Collaboration Litigation matters.  [***] shall have the right [***] the Other Collaboration Litigation and [***] shall have the right to [***] the Other Collaboration Litigation, and [***] and [***].  The Parties shall [***], [***], and [***] to facilitate [***] unless [***] will be provided [***].

(iii)                               The Parties and their counsel shall [***] recognizing [***].  Counsel to the Parties shall also consult regularly to discuss plans and strategy, and have [***], but no less than [***] or other [***].  Each Party shall [***] to the [***] with regard to [***]; however, if the Parties do not reach agreement on a particular strategy or pleading, then either Party may [***] (in the case of [***], and, in the case of [***]) to resolve the matter.  If the matter is not resolved in [***] (or such shorter time period as may be necessary to meet a court deadline), then [***] shall have the right to proceed [***], and [***] shall have the right [***] but shall continue to [***].  All Legal Expenses related to an Other Collaboration Litigation matter described in Section 5.5(c)(i) with respect to a Product and any recoveries obtained as a

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

result of such Other Collaboration Litigation shall be allocated between the Parties in accordance with their respective Allocable Legal Expense Shares.

(d)                                 [***] Other Collaboration Litigation. Other than as permitted under Section 2.4(f), if, after the Effective Date, [***] on: (A) initiating an Other Collaboration Litigation matter, including the initiation of the [***]; or (B) [***] in any other Collaboration matter under Section 5.5(c)(i)(B), in each case within [***] (or a shorter period of time if the circumstances warrant immediate action) following notification to the other Party of [***] such Other Collaboration Litigation, the Parties shall [***], and if there is [***] such Other Collaboration Litigation, [***] (which shall be [***] in such [***].

5.6                               Settlement.  After the Effective Date, [***] may settle or consent to an adverse judgment with respect to an Enforcement Litigation or Other Collaboration Litigation which [***] of the other Party’s [***], without the [***] of such other Party [***].  However, [***] may settle or consent to an adverse judgment in any Enforcement Litigation or Other Collaboration Litigation [***] as long as any such settlement or consent judgment [***] or other [***] upon the other Party, or [***] of the other Party.

5.7                               [***] Litigation.  [***] on the appropriate course of action with respect to [***] proceedings and litigation related to the Products.  All Legal Expenses associated with actions with respect to [***] proceedings that are included in the Collaboration IP Plan [***] shall be allocated according to the Parties’ respective Allocable Legal Expense Shares.

5.8                               Patent Marking.  Mylan shall be responsible for complying with patent marking statutes in the applicable country in the Territory in which a Product is sold by Mylan, its Affiliates or its Sublicensees pursuant to this Agreement.

5.9                               Participation of Other Persons in the Collaboration.  Except as the Parties may otherwise agree in writing, each of Mylan and Momenta shall be responsible for executing an appropriate agreement with each employee, individual contractor, consultant or agent (including, for purposes of clarity, individuals who regularly work for Affiliates of Mylan or Momenta), as well as Third Parties working on their respective behalves on the Collaboration, including a provision requiring such employee, individual contractor, consultant, agent, or Third Party to assign or exclusively license to Mylan or Momenta, respectively, all Know-How and Patent Rights which he or she develops or conceives or reduces to practice in the course of his or her Development work on the Collaboration that Cover the Products, so that such Know-How and Patent Rights are Controlled by Mylan or Momenta, respectively.  Each Party shall [***] to enforce the terms of their respective agreements described in this Section 5.9.  Upon written request, each Party shall make available to the other Party copies of any material agreements with contractors or other Third Parties with respect to Third Party Intellectual Property Payments authorized by the JSC under Section 4.2(a)(vii), to the extent permitted by such agreements and subject to appropriate confidentiality obligations.

5.10                        Common Interest Disclosures.  With regard to any privileged or confidential information or opinions disclosed pursuant to this Agreement by a Party to the other Party

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

regarding Patent Rights or other intellectual property or technology owned by the disclosing Party or a Third Party, the Parties agree that they may have a common legal interest in determining whether, and to what extent, such Patent Rights and other intellectual property rights may affect any Product, and a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of Patent Rights or other intellectual property rights relating to any Product.  Accordingly, the Parties agree that all such information and materials obtained by Mylan and Momenta from each other in which they have such a common legal interest may be subject to a separate common interest agreement mutually acceptable to the Parties that they may enter into with respect to such information and materials, upon the request of either Party.  Such separate agreement would provide that: (a) all such information and materials will be treated as [***], the [***], and any other [***] that may otherwise be applicable; (b) by sharing any such information and materials, [***] intends to [***] that may apply to the shared information and materials; and (c) [***] shall have the authority to [***] without [***], nor shall the [***] resulting from the [***] be deemed to apply [***].

5.11                        Identification of the Parties as a Co-Developer of each Product.

(a)                                 During the Term after the Effective Date, Mylan shall ensure that the primary packaging artwork and label (but not marketing materials) that are used for Commercializing each Product in each country in the Territory clearly identify Momenta’s contribution to each Product under the Collaboration, to the extent consistent with Applicable Law and market practice in such country.  To enable such identification, Momenta shall promptly provide Mylan with copies of the Momenta’s corporate trademarks (“Momenta Corporate Trademarks”) to be used on the Product packaging and labels.

(b)                                 Subject to the terms and conditions of this Agreement, Momenta hereby grants Mylan, during the Term after the Effective Date, a non-exclusive and royalty-free license in the Territory to use Momenta Corporate Trademarks solely in connection with the Products for the purpose of packaging, labeling, marketing, distribution and sale of the Products.  Mylan acknowledges and agrees that: (i) the Momenta Corporate Trademarks are and shall remain the sole property of Momenta; (ii) its utilization of the Momenta Corporate Trademarks will not create in it, nor will it represent it has, any right, title or interest in or to such Momenta Corporate Trademarks other than the license expressly granted herein; and (iii) all goodwill attached to or arising out of such use of the Momenta Corporate Trademark by Mylan will accrue to the benefit of Momenta.  Mylan agrees that it will take no action adverse to or inconsistent with Momenta’s ownership of the Momenta Corporate Trademarks, including without limitation seeking to register any of the Momenta Corporate Trademarks in the Territory, or opposing, disputing, or assisting others in opposing or disputing Momenta’s ownership of the Momenta Corporate Trademarks in any way.

(c)                                  Mylan acknowledges the importance to Momenta of maintaining the reputation and goodwill associated with the Momenta Corporate Trademarks and high standards of quality for any products and services provided in connection with the Momenta Corporate Trademarks.  Mylan agrees that its use of the Momenta Corporate Trademarks shall conform to

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Applicable Law and to reasonable and customary usage guidelines and quality standards communicated in writing by Momenta to Mylan.  Mylan shall use the Momenta Corporate Trademarks upon or in relation to the Products only in such manner where the distinctiveness, reputation, and validity of the Momenta Corporate Trademarks shall not be impaired and the public shall not be misled.  If Mylan fails to comply with the terms of this Section 5.11(c), then Momenta may terminate the license granted to Mylan in Section 5.11(b) by so notifying Mylan in writing, unless Mylan has complied with such terms within ninety (90) days of receipt of such notice and thereafter Mylan shall have no obligation to include any Momenta Corporate Trademark on any packaging or labeling for Product.

(d)                                 Mylan shall provide representative packaging artwork and labels or marketing material that Mylan wishes to use for the Commercialization of a Product for Momenta’s review.  Momenta shall notify Mylan in writing of any change to any packaging or labeling used for a Product necessary to reflect any changes to Momenta’s trademark, trade name, logo or other features thereof, and Mylan shall promptly incorporate such change in the next revision of such packaging or labeling.  Except as set forth above, after the Effective Date, Mylan shall have the sole right to select the trademarks and trade dress for use with the Products in the Territory, and, as between the Parties, Mylan shall own all such trademarks and trade dress, and all good will associated therewith.

ARTICLE 6.
LICENSES AND EXCLUSIVITY

6.1                               Licenses to Mylan.

(a)                                 Product Specific Licenses.  Subject to the terms and conditions of this Agreement, Momenta hereby grants to Mylan, effective as of the Effective Date, an exclusive (even as to Momenta, except as expressly set forth below in this Section 6.1(a)) right and license, with the right to grant and authorize sublicenses [***], under the Momenta Intellectual Property and Momenta’s interest in the Collaboration Intellectual Property to: (i) Develop, Manufacture (and have made), use, and import the Products; and (ii) sell, offer for sale, have sold and otherwise Commercialize the Products, in each case (i) and (ii) in the Field in the Territory; provided that Momenta shall retain any rights under the Momenta Intellectual Property and Collaboration Intellectual Property necessary to perform any Development Activities or Commercialization Activities assigned to it with respect to a Product in a Product Work Plan or Co-Commercialization Agreement, as applicable.

(b)                                 Covenant.  Mylan shall use such Momenta Intellectual Property solely for the purposes of exercising its rights and performing its obligations under this Agreement and solely as otherwise permitted under Applicable Law.

6.2                               Licenses to Momenta.

(a)                                 Collaboration License.  Subject to the terms and conditions of this Agreement, Mylan hereby grants to Momenta, effective as of the Effective Date, a co-exclusive

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(with Mylan), non-transferable, right and license, in the Field in the Territory, with the right to grant sublicenses solely as agreed to by the Parties [***], under the Mylan Intellectual Property solely to: (i) perform its activities under the applicable Product Work Plan(s) to Develop and Manufacture the Products; and (ii) to the extent Momenta has rights to Commercialize the Products pursuant to Section 2.7 to perform its activities under the applicable Commercialization Plan and Co-Commercialization Agreement.

(b)                                 Covenant.  Momenta shall use such Mylan Intellectual Property solely for the purposes of exercising its rights and performing its obligations under this Agreement and solely as otherwise permitted under Applicable Law.

6.3                               In-Licensed Technology.  After the Effective Date, if either Party, its Affiliates, or Sublicensees identify the need for, or are otherwise offered, a license, covenant not to sue or similar rights to Third Party Patent Rights or Know-How that such Party or its Affiliates [***] believes are (a) [***] of such Third Party Patent Right or Know-How [***] of the applicable Product or (b) [***] of the applicable Product, prior to commencing negotiations or entering into an agreement with respect to any such Third Party license or covenant, such Party shall promptly notify the other Party.  The Parties shall thereafter [***], regarding [***] such Third Party Patent Rights or Know-How [***] of the Product.  The Parties shall agree on [***] the license, including any associated [***], provided, however, that [***] license agreement shall be [***] with regard to such rights [***].  The Parties acknowledge that the lead Commercializing Party for a Product shall have [***] from Third Parties [***] of such Product [***] and the other Party will assist such lead Commercialization Party in [***] from such Third Parties.  Any [***] such a license agreement that is [***] of the Product shall be [***].

6.4                               Retained Rights.  Any rights of Momenta not expressly granted to Mylan under the provisions of this Agreement shall be retained by Momenta and any rights of Mylan not expressly granted to Momenta under the provisions of this Agreement shall be retained by Mylan.

6.5                               Exclusive Collaboration.

(a)                                 Competing Products.  During the Term after the Effective Date, with respect to each Product, Momenta and Mylan each agree, respectively, that they shall not, and shall ensure that their respective Affiliates shall not develop (except to the extent permitted by Section 6.5(b)), manufacture or commercialize, or enable any Third Party to develop, manufacture or commercialize, in the Territory a Competing Product that is not a Product that is Developed, Manufactured or Commercialized by the Parties pursuant to this Agreement.  Should a Party fail to comply with this Section 6.5, the other Party may terminate the Agreement on a Product-by-Product and country-by-country basis pursuant to Section 10.3(a), in addition to any other remedies available to it under this Agreement, in law or in equity.

(b)                                 Acquisition of Competing Product Pursuant to Merger or Acquisition. Neither Party will be deemed to be in breach of the restrictions set forth in this Section 6.5 if such Party or any of its Affiliates acquires a Competing Product, or the right to develop,

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manufacture or commercialize a Competing Product in a country(ies) in the Territory, through an acquisition of or a merger with the whole or substantially the whole of the business or assets of another Person, so long as such Party (or its Affiliate) notifies the other Party in writing within [***] after the closing of such acquisition or merger and:

(i)                                     enters into a definitive agreement with a Third Party to Divest such Competing Product in the applicable country(ies) in the Territory (including as part of any Hold Separate Transaction) within [***] (or such longer period that is required under Applicable Law) after the closing of such acquisition or merger, except that, if the Competing Product acquired by such Party (or its Affiliate) is the Reference Product, and the corresponding Product [***] of such Party’s acquisition of such Reference Product, then the period for entering into a definitive agreement with a Third Party to Divest such Reference Product shall be [***]; or

(ii)                                  discontinues the development and commercialization of the Competing Product in the Territory no later than [***] (or such longer period that is required under Applicable Law) after the closing of such acquisition or merger, except that, if the Competing Product acquired by such Party (or its Affiliate) is the Reference Product, and the corresponding Product [***] of such Party’s acquisition of such Reference Product, then the period for discontinuing development and commercialization of such Reference Product shall be [***].

(c)                                  Acquisition of Competing Product other than Pursuant to Section 6.5(b).  In the event that, after the Effective Date, a Party (the “Acquiring Party”) acquires a Competing Product or in-licenses the right to develop, manufacture and commercialize a Competing Product in a country(ies) in the Territory, other than pursuant to an acquisition described in Section 6.5(b), the Acquiring Party shall notify the other Party within [***] after the closing of such acquisition as to whether it intends to: (1) [***] the Competing Product pursuant to the procedure set forth in [***]; (2) [***] development, manufacture and commercialization of the [***]; (3) terminate [***] with respect to the [***]; or (4) complete (1) or (2) if required pursuant to an [***] or [***] by a [***].  In the event that the Acquiring Party fails to provide such notice within the applicable [***] period, the Acquiring Party shall be deemed to have provided notice of a decision to pursue item (3) above.  For clarity, the effective date of a termination under item (3) shall be upon the expiration of the applicable notice period set forth in Section 10.2 after notice to terminate this Agreement with respect to the Product is provided pursuant to Section 10.2. For further clarity, until such effective date of termination, the terms and conditions of this Agreement (including the sharing of Profits (Losses)) shall continue.  Termination of this Agreement pursuant to item (3) under this Section 6.5(c) shall have the following effects.

(i)                                     In the event that the Acquiring Party notifies the other Party pursuant to Section 6.5(c) above that it intends to terminate this Agreement with respect to the Product associated with such Competing Product for one or more country(ies), then, upon such termination, the effects of termination under Section 10.6 shall apply solely with respect to such Product in such terminated country(ies), subject to clause (ii) or (iii) below.

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(ii)                                  In the event that the Acquiring Party notifies the other Party pursuant to Section 6.5(c) above that it intends to terminate this Agreement with respect to the Product associated with such Competing Product in: (A) [***]; or (B) [***], but not both, then upon such termination, the effects of termination under Section 10.6 shall apply, in the case of (A), with respect to such Product in [***], and in the case of (B) with respect to such Product in [***].

(iii)                               In the event that the Acquiring Party notifies the other Party pursuant to Section 6.5(c) above that it intends to terminate this Agreement with respect to the Product associated with such Competing Product in: (A) [***]; and (B) [***], then upon such termination, the effects of termination under Section 10.6 shall apply with respect to such Product in [***].

(iv)                              In the case of each of (i), (ii), and (iii) above, the non-terminating Party shall [***] as whether to receive [***] under the [***] or [***], as applicable, for purposes of [***] the terminated Product in the terminated country(ies), and if such Party notifies the Acquiring Party that it [***], then the [***] shall not apply with respect to the terminated Product in the terminated country(ies).  [***] of the Acquiring Party within the [***] or [***], as applicable, may be used for purposes of [***] the terminated Product), if taken, but shall in all events remain subject to the [***].

(v)                                 In the case of each of (ii) and (iii) above, the Acquiring Party shall be obligated to continue [***] with respect to [***] intended to [***] the terminated Product in the terminated country(ies), in accordance with the applicable Product Work Plan [***] as of the effective date of such termination, which [***] during the [***].  Such [***] in accordance with [***], which shall survive such termination for any portion of the [***] that extends beyond the effective date of such termination.

(vi)                              Solely for purposes of this Section 6.5(c), the [***] shall mean: [***] after the Acquiring Party’s notice of termination pursuant to Section 10.2 has been received by the other Party, if [***] of the terminated Product has not commenced [***] as of the date of receipt of such notice; and (B) [***] after the Acquiring Party’s notice of termination pursuant to Section 10.2 has been received by the other Party, if [***] has commenced [***] as of the date of receipt of such notice.

(d)                                 Additional [***] Activities.

(i)                                     If, after the Effective Date, a Party wishes to conduct [***] with respect to a Product that are not covered by an approved Product Work Plan (“Additional [***] Activities”), then such proposing Party shall provide the JSC (or applicable Sub-Committee) with a proposal for [***], including a description of the activities, timelines for the activities and a projected budget for such activities, for review and approval, and shall [***].  If the JSC approves such Additional [***] Activities, then such Additional [***] Activities shall be incorporated into the existing Product Work Plan, and the costs of such Additional [***] Activities shall be shared by the Parties as Development Expenses pursuant to Sections 4.2(a)(i).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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If the JSC does not approve such Additional [***] Activities, then [***] may [***] independently, [***], and the [***] of such [***] shall not be [***] hereunder, subject to Section 6.5(d)(ii).

(ii)                                  Additional [***] Intellectual Property.  Any Know-How or Patent Rights arising in the performance of any such Additional [***] Activities proposed to but not approved by the JSC and conducted independently by a Party shall not be included within such Party’s Intellectual Property (i.e., Momenta Intellectual Property or Mylan Intellectual Property, as applicable) for purposes of licenses granted to the other Party under this Agreement, and shall not be used for the Development, Manufacture or Commercialization of any Products under this Collaboration (unless the Parties agrees in writing to the use of such Know-How or Patent Rights).  In connection with such agreement, the Parties will negotiate terms for such Know-How or Patent Rights to be included within such Party’s Intellectual Property (i.e., Momenta Intellectual Property or Mylan Intellectual Property, as applicable) for purposes of licenses granted to the other Party under this Agreement.  For clarity, exploitation of such Know-How and Patent Rights shall remain subject to the restrictions set forth in Section 6.5(a).

6.6                               No Additional Licenses.  Except as expressly provided in this Agreement, nothing in this Agreement grants either Party any right, license, title or interest in and to the intellectual property rights of the other Party (either expressly, by implication or by estoppel).

6.7                               Bankruptcy.  All rights and licenses granted under or pursuant to any Section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code.  The Parties shall retain and may fully exercise all of their respective rights and elections under the U.S. Bankruptcy Code.  Upon the bankruptcy of a Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property necessary to exercise such rights and licenses, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

ARTICLE 7.
CONFIDENTIAL INFORMATION

7.1                               Confidentiality.  Except as expressly contemplated by this Agreement or any agreement between the Parties that is ancillary hereto, each Party shall hold in confidence and shall not publish or otherwise disclose and shall not use for any purpose (except for the purposes of carrying out its obligations or exercising its rights under this Agreement): (a) any Confidential Information of the other Party disclosed to it pursuant to this Agreement and (b) the terms of this Agreement (subject to Section 7.4), until [***] after the expiration or termination of this Agreement. The members of the JSC and any Sub-Committees shall use pricing and other competitive commercial information provided by the other Party solely for purposes of the Collaboration and Commercializing the Products in accordance with this Agreement.  All Confidential Information of a Party, including all copies and derivations thereof, is and shall

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

remain the sole and exclusive property of the disclosing Party and subject to the restrictions provided for herein.  Subject to Section 7.2, Section 7.3, Section 7.4 and Section 7.5, neither Party shall disclose any Confidential Information of the other Party other than to those of its directors, officers, Affiliates, employees, independent contractors, [***] (if permitted), agents, and external advisors directly involved in or concerned with the carrying out of this Agreement, on a strictly applied “need to know” basis (which, for clarity, for disclosure to [***] shall only be in connection with a [***]; provided, however, that such persons and entities are subject to confidentiality and non-use obligations at least as stringent as the confidentiality and non-use obligations provided for in this Article 7, and provided further that [***] that any confidentiality agreement with a [***] will specifically identify that such [***] will protect the confidential information of such Party’s collaborators disclosed to such [***].

7.2                               Public Disclosure.  The Parties have attached hereto as Exhibit 7.2, mutually acceptable press releases by each Party announcing the Collaboration (the “Initial Press Releases”), which each Party will release at a time to be mutually agreed by the Parties.  The JSC shall review and approve, from time to time, proposed disclosures of the Parties relating to this Collaboration (or related activities, results or events) [***].  Except: (a) as determined by a Party [***] to comply with Applicable Law (including applicable securities laws and the rules and regulations of exchanges upon which a Party’s securities are traded), subject to this Section 7.2; (b) with respect to JSC approved disclosures; and (c) with respect to the Initial Press Releases as agreed upon between the Parties, neither Party shall issue a press release or make any other public disclosure regarding the terms or existence of this Agreement or the Collaboration without the prior approval of such press release or public disclosure by the other Party.  Each Party shall submit any such press release or public disclosure to the other Party, and the receiving Party shall have [***] from receipt to review and approve any such press release or public disclosure, [***].  Notwithstanding the preceding requirements related to a press release or other public disclosure, if a public disclosure is required by Applicable Law, including without limitation in a filing with the U.S. Securities and Exchange Commission, the disclosing Party shall provide copies of the disclosure reasonably in advance [***] of such filing or other disclosure for the non-disclosing Party’s prior review and comment.  The first approval of the contents of a press release or public disclosure shall constitute permission to use such contents subsequently without submission of the press release or public disclosure to the other Party for approval.

7.3                               Legally Required Disclosures.  If the receiving Party or any of its representatives is required by Applicable Law or by order of a court of law, administrative agency, or other governmental body to disclose any of the Confidential Information of the other Party, the receiving Party will (a) promptly provide the disclosing Party with reasonable advance written notice to enable the disclosing Party the opportunity to seek, where appropriate, a protective order or to otherwise prevent or limit such legally required disclosure, (b) [***] cooperate with the disclosing Party to obtain such protection, and (c) disclose only the legally required portion of the Confidential Information.  Any such legally required disclosure will not relieve the receiving Party from its obligations under this Agreement to otherwise limit the disclosure and use of such information as Confidential Information.

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7.4                               Confidential Terms.  Except as expressly provided herein, each Party agrees not to disclose the existence or any terms of this Agreement to any Third Party without the consent of the other Party; provided, however, that disclosures may be made on a strict need to know basis to actual or prospective investors, acquirers, financing sources or licensees, or to a Party’s accountants, attorneys and other professional advisors, [***] of confidentiality.  If this Agreement must be publicly filed to comply with Applicable Laws or regulations or rules of a securities exchange, including as required in connection with a public offering of a Party’s stock or to comply with regulations imposed by the United States Securities and Exchange Commission, NASDAQ or stock exchange disclosure requirements, then the Party filing the Agreement shall use reasonable efforts to seek confidential treatment of the Agreement and shall seek the review and comment of the other Party with respect to proposed redactions.

7.5                               [***].  With respect to a Product, each of the Parties agrees to share, upon request, [***] of such Product with the other Party and its Affiliates and Sublicensees [***], provided, however, that [***] shall be used by the receiving Party and its Affiliates and Sublicensees solely for [***].  Except as set forth in the preceding sentence, if an Affiliate or Sublicensee of a Party shall fail to agree to [***] to the extent such Affiliate or Sublicensee’s [***], such Affiliate or Sublicensee, as the case may be, shall not be entitled to receive [***].  Each Party agrees [***] with regard to a Product or any [***] with regard to a Product as the other Party believes may be useful or necessary for it to [***] such Product, in accordance with the terms of this Agreement.

7.6                               Publications.  Each Party shall submit to the JSC for review and approval all proposed academic, scientific and medical publications and public presentations relating to a Product or any Development Activities under this Agreement for review in connection with preservation of related patent rights, and trade secrets to determine whether Confidential Information should be modified or deleted from the proposed publication or public presentation and to ensure compliance with the publications policy adopted by the JSC (the “Publications Policy”). Written copies of such proposed publications and presentations shall be submitted to the JSC no later than [***] before submission for publication or presentation and the JSC shall provide its comments with respect to such publications and presentations within [***] of its receipt of such written copy.  The review period may be extended for an additional [***] if a representative of the non-publishing Party on the JSC can demonstrate a reasonable need for such extension including, but not limited to, the preparation and filing of patent applications.  By mutual agreement of the Parties, this period may be further extended.  The first approval of the contents of a proposed academic, scientific or medical publication or public presentation relating to a Product or any Development Activities under this Agreement shall, in each case, constitute permission to use such contents subsequently without submission to the other Party for approval.

7.7                               Prior Confidentiality Agreements.  The Parties are parties to a [***] (the “Prior Confidentiality Agreement”). This Agreement, including this Article 7, shall supersede the Prior Confidentiality Agreement. All Confidential Information (as that term is defined in the Prior Confidentiality Agreement) disclosed pursuant to the Prior Confidentiality Agreement shall

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be considered Confidential Information under this Agreement, subject to the exceptions in Section 1.30.

7.8                               Destruction of Confidential Information.  Each Party shall destroy, at the other Party’s instruction, all Confidential Information of the other Party in its possession upon termination or expiration of this Agreement, or at the disclosing Party’s election and written request.  The receiving Party shall provide a written confirmation of such destruction within [***] after such destruction; provided that the foregoing shall not apply to any Confidential Information that is necessary to allow such Party to perform its obligations or exercise any of its rights that expressly survive the termination or expiration of this Agreement, and each Party shall be permitted to retain one copy of all Confidential Information for purposes of determining its obligations under this Agreement.

ARTICLE 8.
INDEMNIFICATION AND LIMITATION OF LIABILITY

8.1                               Mylan Indemnification.  Mylan agrees to defend the [***], at Mylan’s cost and expense, and will indemnify and hold harmless the [***] from and against Losses arising or resulting from any Claims against a [***] arising or resulting from the Fault of Mylan or its Affiliates.  Mylan’s obligation to indemnify the [***] pursuant to this Section 8.1 for the Fault of Mylan shall be subject to apportionment in accordance with Section 8.3.  As used herein, for the avoidance of doubt, Mylan’s obligation to indemnify the [***] pursuant to this Section 8.1 shall not apply to any Enforcement Litigation or Other Collaboration Litigation, and the Parties’ respective rights and obligations with respect to any such Enforcement Litigation or Other Collaboration Litigation shall be governed exclusively by Article 5.  If any such Claim against any [***] arises, Momenta shall promptly notify Mylan in writing of the Claim and Mylan shall manage and control, at its sole expense, the defense of the Claim and its settlement.  Notwithstanding the foregoing, no settlements shall be finalized with respect to such Claim without obtaining Momenta’s prior written consent, [***], except that in the case of a settlement that does not require an admission or action on the part of Momenta, and does not harm Momenta or its ability to comply with its obligations hereunder, Momenta’s consent shall not be required so long as Momenta is unconditionally released from all liability in such settlement.  Momenta shall cooperate with Mylan and may, [***], be represented in any such action or proceeding.  Mylan shall not be liable for any settlements, litigation costs or expenses incurred, or admissions made, by [***] without Mylan’s written authorization.

8.2                               Momenta Indemnification.  Momenta agrees to defend Mylan and its Affiliates, and their respective agents, directors, officers and employees (the “Mylan Indemnitees”), at Momenta’s cost and expense, and will indemnify and hold harmless the Mylan Indemnitees from and against Losses arising or resulting from any Claims against a Mylan Indemnitee arising or resulting from the Fault of Momenta or its Affiliates.  Momenta’s obligation to indemnify the Mylan Indemnitees pursuant to this Section 8.2 for the Fault of Momenta shall be subject to apportionment in accordance with Section 8.3.  For the avoidance of doubt, Momenta’s obligation to indemnify the Mylan Indemnitees pursuant to this Section 8.2 shall not apply to any Enforcement Litigation or other Collaboration Litigation, and the Parties’ respective rights

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and obligations with respect to any such Enforcement Litigation or other Collaboration Litigation shall be governed exclusively by Article 5. If any such Claim against any Mylan Indemnitee arises, Mylan shall promptly notify Momenta in writing of the Claim, and Momenta shall manage and control, at its sole expense, the defense of the Claim and its settlement.  Notwithstanding the foregoing, no settlements shall be finalized with respect to such Claim without obtaining Mylan’s prior written consent, [***], except that in the case of a settlement that does not require an admission or action on the part of Mylan, and does not harm Mylan or its ability to comply with its obligations hereunder, Mylan’s consent shall not be required so long as Mylan is unconditionally released from all liability in such settlement.  Mylan shall cooperate with Momenta and may, [***], be represented in any such action or proceeding.  Momenta shall not be liable for any settlements, litigation costs or expenses incurred, or admissions made, by Mylan Indemnitees without Momenta’s written authorization.

8.3                               Apportionment.  If any Losses are indemnifiable pursuant to both Section 8.1 and Section 8.2 by reason of or result from the joint Fault of Mylan and Momenta for such Losses, then such Losses shall be [***] according to the [***] to each Party (as determined in accordance with the procedures set forth in [***].

8.4                               Other Claims.  In the event of any Claims that result in Losses being incurred by any Mylan Indemnitee or any [***], where such Claims and associated Losses: (a) are not within the indemnification obligations described in Section 2.4(f)(v)(4), Section 8.1 or Section 8.2; (b) do not arise or result from the Fault of a Party or its Affiliates; and (c) arise as a result of the Development, Manufacture or Commercialization activities conducted by either Party on or after the Effective Date with respect to any Product in the Territory, each Party shall be responsible for its Allocable Legal Expense Share of such Losses, regardless of which Party’s indemnitees initially bear such Losses.  Appropriate indemnification or reimbursement shall be made by the Party bearing less than its Allocable Legal Expense Share to the other Party to effect the foregoing allocation of applicable Losses.  If any such Claim arises, the Party against which (or against whose indemnitees) such Claim is brought shall promptly notify the other Party in writing of the Claim, [***] shall manage and control the defense of such Claim and its settlement (the “Defending Party”).  In the event that [***] with respect to [***], the [***] shall be the [***] and shall manage and control, [***], the [***] and [***].  Notwithstanding the foregoing, no settlements shall be finalized without obtaining the other Party’s (the “Non-Defending Party”) prior written consent, [***], except that in the case of a settlement that does not require an admission or action on the part of the Non-Defending Party, and does not harm the Non-Defending Party or its ability to comply with its obligations hereunder, the Non-Defending Party’s consent shall not be required so long as it is unconditionally released from all liability in such settlement.  The Non-Defending Party shall cooperate with Defending Party and may, [***], be represented in any such action or proceeding.

8.5                               Insurance.  Each Party shall maintain insurance [***], including product liability insurance, with respect to its activities under this Agreement.  Such insurance [***] shall be in such amounts and subject to such deductibles as are prevailing in the industry from time to time; provided that, each Party shall maintain a minimum of an aggregate of [***] in general

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

comprehensive liability insurance and an aggregate of: (a) [***] in product liability insurance [***] and (b) [***] in product liability insurance no later than [***].  Each Party shall provide written proof of the existence of such insurance to the other Party upon request.  For clarity, [***] shall have the right to [***] required under this Section 8.5 by [***] and [***] and may [***] of the required coverage through its [***].  Further, each Party sponsoring any clinical trials of the Products shall maintain clinical trial insurance that is in compliance with the local laws of each country in which such clinical trials are being completed.

8.6                               No Consequential Damages.  UNLESS RESULTING FROM A PARTY’S FRAUD OR FROM A PARTY’S BREACH OF SECTION 6.5 OR ARTICLE 7, NO PARTY WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.  NOTHING IN THIS SECTION 8.6 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER THIS AGREEMENT.

ARTICLE 9.
EXPORT

9.1                               General.  The Parties acknowledge that the exportation from the U.S. of materials, products and related technical data (and the re-export from elsewhere of U.S. origin items) may be subject to compliance with U.S. export laws, including without limitation the U.S. Bureau of Export Administration’s Export Administration Regulations, the Federal Food, Drug and Cosmetic Act and regulations of the FDA issued thereunder, and the U.S. Department of State’s International Traffic and Arms Regulations which restrict export, re-export, and release of materials, products and their related technical data, and the direct products of such technical data.  The Parties agree to comply with all exports laws and to commit no act that, directly or indirectly, would violate any U.S. law, regulation, or treaty, or any other international treaty or agreement, relating to the export, re-export, or release of any materials, products or their related technical data to which the U.S. adheres or with which the U.S. complies.

9.2                               Delays.  The Parties acknowledge that they are not responsible for any delays attributable to export controls that are beyond the reasonable control of either Party.

9.3                               Assistance.  The Parties agree to provide assistance to one another in connection with each Party’s efforts to fulfill its obligations under this Article 9, at the reasonable request and expense of the Party receiving such assistance.

9.4                               Other.  The Parties agree not to export, re-export, or release any item that may be used in the design, development, production, stockpiling or use of chemical or biological

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

weapons in or by a country listed in Country Group D:3 of Part 370 to Title 15 of the U.S. Code of Federal Regulations as it may be updated from time to time.

ARTICLE 10.
TERM AND TERMINATION

10.1                        Term.  The term of this Agreement (the “Term”) shall commence on the Execution Date, unless earlier terminated as provided in this Article 10 or in Section 12.12 (the date of any such termination, the “Termination Date”), shall continue in full force and effect, on a Product-by-Product basis, until such time as both Momenta and Mylan have ceased, for a continuous period of two (2) years, Developing and Commercializing such Product pursuant to this Agreement, themselves or through their respective Affiliates or Sublicensees, at which time this Agreement shall expire in its entirety with respect to such Product.

10.2                        Termination for Convenience.  Either Party has the right to terminate this Agreement in whole or on a Product-by-Product or country-by-country basis at will at any time during the time periods described below by providing written notice to the other Party.

(a)                                 Termination Resulting from a Decision Not to Continue Under Section 2.6(a).  If a Party elects not to continue Development, Manufacture and Commercialization of a Product under Section 2.6(a), the Agreement shall terminate with respect to such Product effective upon delivery of written notice from such Party to the other Party of such election.

(b)                                 Termination following IND Acceptance.  If a Party elects to terminate the Agreement with respect to a Product prior to [***] after IND Acceptance of such Product (other than in connection with termination pursuant to [***], the terminating Party shall provide [***] prior written notice to the other Party.

(c)                                  Termination Prior to Additional Clinical Trial or FDA Determination that Additional Clinical Trial is Not Required.  If a Party elects to terminate the Agreement with respect to a Product more than [***] following IND Acceptance of such Product but before there is the first dosing in humans in an Additional Clinical Trial for such Product or an FDA determination that an Additional Clinical Trial is not required, such Party shall provide [***] prior written notice to the other Party.

(d)                                 Termination After Additional Clinical Trial Initiation.  If a Party elects to terminate the Agreement with respect to a Product at any time following the first dosing in humans in an Additional Clinical Trial for such Product, such Party shall provide [***] prior written notice to the other Party.

(e)                                  Partial Termination.  If a Party elects to terminate the Agreement with respect to one or more Products under this Section 10.2, the Parties’ rights and obligations with respect to such Product will be as set forth in Section 10.6.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

10.3                        Termination for Competitive Product.

(a)                                 Competing Product Termination.  Either Party may terminate this Agreement with respect to a Product on a country-by-country basis on [***] prior written notice to the other Party, if the non-terminating Party or its Affiliates are in breach of Section 6.5 with respect to such country and do not cure such breach within such [***] period.

(b)                                 Patent Challenge.  Each Party may terminate this Agreement (solely on a Product-by-Product basis) on [***] notice, with the termination being effective on the delivery of a second notice by the terminating Party to the non-terminating Party, if the non-terminating Party or its Affiliates or Sublicensees (directly or indirectly, individually or in association with any other Person) challenges the validity, enforceability or scope of any Patent Rights of the terminating Party (i.e., Momenta Patent Rights or Mylan Patent Rights, as applicable) or any of the Collaboration Patent Rights that, in either case, Cover a Product solely for the purpose of performing Legal Clearance Activities for such Product, and does not withdraw such challenge within the [***] notice period, or in the event that a Sublicensee is challenging, terminate the Sublicense to such Sublicensee with respect to such Product.  Notwithstanding anything to the contrary in this Agreement, neither Party may use (and each Party shall ensure that none of its Affiliates or Sublicensees use) any of the other Party’s Confidential Information acquired in the course of the Collaboration in any proceeding that challenges the validity, enforceability or scope of any of the other Party’s Patent Rights or any Collaboration Patent Rights.

10.4                        Termination of Agreement for Breach of Material Obligation.  Each Party shall have the rights to terminate the Agreement in whole or on a Product-by-Product basis, as well on a country-by-country basis, for breach of material obligations hereunder by the other Party, as follows:

(a)                                 Subject to Section 10.4(c), if a Party has breached any of its material obligations under this Agreement, the other Party shall have the right, but not the obligation, to terminate this Agreement if such breach continues for a period of [***] after written notice of such breach and the intent to terminate is provided to the breaching Party by the terminating Party.  Notwithstanding the foregoing, if a Party disputes a breach alleged pursuant to this Section 10.4(a), the period to cure such breach shall be tolled until such dispute is resolved in accordance with Section 12.11.

(b)                                 If an alleged breach pertains to a failure to exercise Commercially Reasonable Efforts, the [***] notice period in paragraph (a) above shall be extended to allow the Parties to undertake the following additional resolution process:

(i)                                     Within [***] after a Party (the “Alleging Party”) alleges a failure of the other Party to exercise [***] (the “Alleged Breaching Party”), the Alleged Breaching Party shall provide a [***] either [***] under the Agreement or [***] in accordance with its duty to exercise [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(ii)                                  If the Alleging Party is [***] that the [***] the allegations, then the Alleging Party can elect to proceed under paragraph (a) without further resolution under this paragraph (b).

(c)                                  If: (i) the U.S. is a Breached Country with respect to a Product; or (ii) there are two (2) or more Breached Countries with respect to the applicable Product, then Momenta shall have the right to terminate this Agreement, solely with respect to such Product, in the entire Territory pursuant to Section 10.4(b).  A “Breached Country” means any Major Country in which Mylan fails to meet any of its material Commercialization diligence obligations described in Section 2.4(a) or in the first sentence of Article 2.  Other than as set forth above in this paragraph (c), in the event that Momenta provides notice pursuant to paragraph (a) or paragraph (b) above and the breach that is the subject of such notice is specific to one (1) or more Products or one (1) or more countries in the Territory, Momenta shall have the right to terminate in accordance with paragraph (a) solely with respect to such Product(s) or country(ies) with respect to which such breach occurred, and not in its entirety.

10.5                        Termination for Bankruptcy.  To the extent permitted under Applicable Law, either Party may terminate this Agreement immediately upon written notice to the other Party, if, at any time: (a) the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets; (b) the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] after the filing thereof; (c) the other Party shall propose or be a party to any dissolution or liquidation; or (d) the other Party shall make an assignment of substantially all of its assets for the benefit of creditors.  The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.

10.6                        Consequences of Termination.

(a)                                 Without limiting any other legal or equitable remedies that either Party may have, if, after the Effective Date, this Agreement or a Product under the Agreement is terminated by Mylan under Section 10.2, is terminated by Momenta under Section 10.3, is terminated by Momenta for Mylan’s material breach under Section 10.4, is terminated by Momenta for Mylan’s bankruptcy or insolvency under Section 10.5, the following provisions will take effect as of the effective date of such termination with respect to those Products and countries for which the Agreement has terminated:

(i)                                     Mylan will, [***] if requested by Momenta in writing, promptly transfer to Momenta or its designee: (A) copies of all [***] and [***] (and ownership of all [***] and [***] the Development, Manufacture or Commercialization of the terminated Product(s) in the terminated country(ies) that are in Mylan’s possession or control as of the effective date of such termination;  (B) copies of all [***] in Mylan’s possession or control as of the effective date of such termination that are [***] and [***] the Development, Manufacture or Commercialization of the terminated Product(s), including all [***] the terminated Product(s)

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

[***]; and (C) all [***] in Mylan’s possession or control as of the effective date of such termination containing [***] the terminated Products in the terminated country(ies); provided, however, that Mylan shall be entitled to [***] for purposes of [***], under this Agreement; and provided further, for clarity, that the transfer obligations under this Section 10.6(a) shall not require Mylan to [***] or [***] for a [***] to Momenta;

(ii)                                  Mylan will, as requested by Momenta in writing: (A) appoint [***] for all terminated Product-related matters involving [***] in the terminated countries; (B) serve as [***] in such matters; or (C) appoint [***] for the period of time after termination necessary to allow for an orderly transition of the Regulatory Submission or Regulatory Approval being transferred to Momenta.  Momenta agrees to use Commercially Reasonable Efforts to limit this obligation to the extent practicable under the circumstances;

(iii)                               If, at the time of termination, Mylan is then-currently performing process development or Manufacturing Activities for the terminated Products, Mylan shall upon Momenta’s written request for a reasonable period of time (not to exceed [***] following receipt of written termination notice) and subject to Momenta’s agreement to reimburse Mylan for [***] associated therewith: (A) continue to perform such process development activities or Manufacturing Activities for the terminated Product(s); and (B) [***] to effect a transfer of such activities to Momenta or a Third Party on or before expiration of such [***] transition period.  If Momenta so requests, Mylan will assign to Momenta any agreements with Third Parties reasonably necessary for and primarily relating to the Development, Manufacture or Commercialization of the terminated Product(s) to which Mylan is a party to the extent permitted by the terms of such agreements; provided, however, that Mylan shall not be obligated to pay any amounts to the counterparty or to any Third Party in connection with such assignment;

(iv)                              The licenses granted to Mylan and Momenta pursuant to Article 6 will terminate (except to the extent necessary to enable Mylan to perform its obligations under this Section 10.6 with respect to the terminated Products), and Mylan shall (and hereby does) grant Momenta (x) a [***], royalty-bearing, [***] license under the Mylan Intellectual Property existing as of the date of termination and (y) a perpetual, exclusive (even as to Mylan), sublicensable license under [***] generated pursuant to this Agreement and existing as of the date of termination, in each case to make, have made, use, import, offer for sale, sell and have sold the terminated Products in the Field in the terminated countries, subject to the following payment obligations with respect to a given Product.  Mylan shall not use, or authorize any other Person to use, the [***] generated pursuant to this Agreement and existing as of the date of termination to Develop, Manufacture or Commercialize the terminated Products in the terminated countries.

(1)                                 If the Agreement is terminated prior to or in connection with [***] for the applicable Product, Momenta shall pay to Mylan a royalty of [***] of Net Sales of such Product.

(2)                                 If the Agreement is terminated after [***], but prior to [***], Momenta shall pay to Mylan a royalty of [***] of Net Sales of such Product.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(3)                                 If the Agreement is terminated after [***], but prior to [***] of such Product, Momenta shall pay to Mylan a royalty of [***] of Net Sales of such Product.

(4)                                 If the Agreement is terminated after [***] of such Product, but prior to [***] such Product, Momenta shall pay to Mylan a royalty of [***] of Net Sales of such Product.

(5)                                 If the Agreement is terminated after the Launch of such Product, Momenta shall pay to Mylan a royalty of [***] of Net Sales of such Product.

The royalties due under Section 10.6(a)(iv)(1) — (5) shall be determined on a country-by-country and Product-by-Product basis beginning from the First Commercial Sale of such Product in such country until the later of: (A) expiration of the last-to-expire of the Mylan Patent Rights in such country covering such Product; or (B) [***] after the First Commercial Sale of such Product in such country.

(v)                                 Mylan will, upon Momenta’s written request, assign to Momenta all right, title and interest in the trademark(s) specific to the terminated Products in the terminated country(ies) and all goodwill associated therewith; provided that such assignment shall not include any Mylan corporate trademark or logo, or any derivative mark or variation thereof;

(vi)                              Mylan will, as requested by Momenta in writing and at Momenta’s sole cost and expense, reasonably cooperate with Momenta, (1) either to transition all Clinical Development activities initiated prior to the Termination Date with respect to the terminated Products or to wind-down and end such Clinical Development activities; or (2) transition the Manufacturing process for the terminated Products to Momenta or its designee;

(vii)                           A Party owing an amount pursuant to Section 10.6(c) shall submit payment to the other Party pursuant to Section 10.6(c), if applicable;

(viii)                        Mylan will, at Momenta’s request and [***] (including [***], except to the extent [***] as [***] pursuant to a separate agreement to be negotiated by the Parties at the time of termination, transfer to Momenta all inventory of terminated Product in its possession as of the date of termination intended for Commercialization in the terminated country(ies).

In addition, Momenta shall reimburse Mylan for [***] associated with the performance of the activities under subsections (i), (ii), (iii) and (vi), above; and

(ix)                              Mylan shall ensure that its Affiliates and permitted Sublicensees shall perform the obligations of Mylan under subsections (i) — (viii) where the power to perform such obligation is possessed or controlled by Mylan’s Affiliates and permitted Sublicensees and not otherwise by Mylan.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(b)                                 Without limiting any other legal or equitable remedies that either Party may have, if, after the Effective Date, this Agreement or a Product under the Agreement is terminated by Momenta under Section 10.2, is terminated by Mylan under Section 10.3, is terminated by Mylan as a result of a material breach by Momenta under Section 10.4, is terminated by Mylan for Momenta’s bankruptcy or insolvency under Section 10.5, the following provisions will take effect as of the effective date of such termination with respect to those Products and those countries for which the Agreement has terminated:

(i)                                     Momenta will, [***], promptly transfer to Mylan or its designee: (A) copies of all [***] (and ownership of all [***] and [***] the Development, Manufacture or Commercialization of the terminated Product(s) in the terminated country(ies) that are in Momenta’s possession or control as of the effective date of such termination; (B) copies of all [***] in Momenta’s possession or control as of the effective date of such termination that are [***] and [***] the Development, Manufacture or Commercialization of the terminated Product(s), including all [***] the terminated Product(s), [***]; and (C) all [***] in Momenta’s possession or control as of the effective date of such termination containing [***]; and provided further, for clarity, that the transfer obligations under this Section 10.6(b) shall not require Momenta to transfer any [***] for a [***] to Mylan;

(ii)                                  Momenta will, as requested by Mylan in writing: (A) appoint [***] for all terminated Product-related matters involving [***] in the terminated countries; (B) serve as [***] in such matters; or (C) appoint [***] for the period of time after termination necessary to allow for an orderly transition of the Regulatory Submission or Regulatory Approval being transferred to Mylan.  Mylan agrees to use Commercially Reasonable Efforts to limit this obligation to the extent practicable under the circumstances;

(iii)                               If, at the time of termination, Momenta is then-currently performing process development or Manufacturing Activities for the terminated Products, Momenta shall upon Mylan’s written request for a reasonable period of time (not to exceed [***] following receipt of written termination notice) and subject to Mylan’s agreement to reimburse Momenta for [***] associated therewith: (A) continue to perform such process development activities or Manufacturing Activities for the terminated Product(s); and (B) [***] to effect a transfer of such activities to Mylan or a Third Party on or before expiration of such [***] transition period.  If Mylan so requests, Momenta will assign to Mylan any agreements with Third Parties reasonably necessary for and primarily relating to the Development, Manufacture or Commercialization of the terminated Product(s) to which Momenta is a party to the extent permitted by the terms of such agreements; provided, however, that Momenta shall not be obligated to pay any amounts to the counterparty or to any Third Party in connection with such assignment;

(iv)                              Momenta will, as requested by Mylan in writing and [***], reasonably cooperate with Mylan, (1) either to transition all Clinical Development activities initiated prior to the Termination Date with respect to the terminated Products or to wind-down and end such Clinical Development activities or (2) transition the Manufacturing process for the terminated Products to Mylan or its designee;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(v)                                 A Party owing an amount pursuant to Section 10.6(c) shall submit payment to the other Party pursuant to Section 10.6(c), if applicable; and

(vi)                              The licenses granted to Mylan and Momenta pursuant to Article 6 will terminate (except to the extent necessary to enable Mylan to perform its obligations under this Section 10.6 with respect to the terminated Products), and Momenta shall (and hereby does) grant Mylan (x) a [***], royalty-bearing, [***] license under the Momenta Intellectual Property existing as of the date of termination and (y) a perpetual, exclusive (even as to Momenta), sublicensable license under [***] generated pursuant to this Agreement and existing as of the date of termination, in each case to make, have made, use, import, offer for sale, sell and have sold the terminated Products in the Field in the terminated countries, subject to the following payment obligations with respect to a given Product.  Momenta shall not use, or authorize any other Person to use, the [***] generated pursuant to this Agreement and existing as of the date of termination to Develop, Manufacture or Commercialize the terminated Products in the terminated countries.

(1)                                 If the Agreement is terminated prior to or in connection with [***] for the applicable Product, Mylan shall pay to Momenta a royalty of [***] of Net Sales of such Product.

(2)                                 If the Agreement is terminated after [***], but prior to [***], Mylan shall pay to Momenta a royalty of [***] of Net Sales of such Product.

(3)                                 If the Agreement is terminated after [***], but prior to [***] of such Product, Mylan shall pay to Momenta a royalty of [***] of Net Sales of such Product.

(4)                                 If the Agreement is terminated after [***] of such Product, but prior to [***] of such Product, Mylan shall pay to Momenta a royalty of [***] of Net Sales of such Product.

(5)                                 If the Agreement is terminated after the Launch of such Product, Mylan shall pay to Momenta a royalty of [***] of Net Sales of such Product.

The royalties due under Section 10.6(b)(vi)(1) — (5) shall be determined on a country-by-country and Product-by-Product basis beginning from the First Commercial Sale of such Product in such country until the later of: (A) expiration of the last-to-expire of the Momenta Patent Rights in such country covering such Product; or (B) [***] after the First Commercial Sale of such Product in such country.

(vii)                           Momenta will, upon Mylan’s written request, assign to Mylan all right, title and interest in the trademark(s) specific to the terminated Products in the terminated country(ies) and all goodwill associated therewith; provided that such assignment shall not include any Momenta corporate trademark or logo, or any derivative mark or variation thereof;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(viii)                        Momenta will, at Mylan’s request and [***] (including [***], except to the extent [***] as [***] pursuant to a separate agreement to be negotiated by the Parties at the time of termination, transfer to Mylan all inventory of terminated Product in its possession as of the date of termination intended for Commercialization in the terminated country(ies).

In addition, Mylan shall reimburse Momenta for [***] associated with the performance of the activities under subsections (i), (ii), (iii) and (iv), above.

(ix)                              Momenta shall ensure that its Affiliates and permitted Sublicensees shall perform the obligations of Momenta under subsections (i) — (viii) where the power to perform such obligation is possessed or controlled by Momenta’s Affiliates and permitted Sublicensees and not otherwise by Momenta.

(x)                                 If either Party becomes aware of any known or suspected infringement or unauthorized use of any of the Momenta Intellectual Property or the Collaboration Intellectual Property, then such Party shall notify the other Party promptly and shall provide the other Party with all available evidence supporting such known or suspected infringement or unauthorized use, and following such notification, the Parties shall confer.  [***], but will not be obligated, to bring an infringement action against such Third Party at its own expense and by counsel of its own choice, and [***] will have the right to participate in such action, at its own expense and by counsel of its own choice.  If [***] fails to bring such an action prior to the earlier of: (A) [***] following [***] receipt of notice of the alleged infringement or misappropriation; or (B) [***] before the time limit, if any, set forth in the Applicable Law for the filing of such action, then [***] will have the right to bring and control any such action, at its own expense and by counsel of its own choice, and [***] will have the right to be represented in any such action, at its own expense and by counsel of its own choice.  If a Party brings an infringement action pursuant to this Section 10.6(b)(x), the other Party shall reasonably assist the enforcing Party (at [***]) in such action if so requested, and such other Party will join as a named party to such action if necessary under Applicable Law for the enforcing Party to bring such action.  Neither Party will have the right to settle any patent infringement litigation under this Section 10.6(b)(x) in a manner that diminishes the rights or interests of the other Party without the prior written consent of such other Party, [***].  Except as otherwise agreed in writing by the Parties, any recovery realized as a result of such litigation, after pro rata reimbursement of any litigation expenses of Mylan and Momenta, [***].

(c)                                  Upon the termination of this Agreement in its entirety (including termination of the Agreement with respect to all Products) for any reason, the Parties shall promptly true-up any Development Expenses incurred by either Party pursuant to the reconciliation described in Section 4.2(a)(i) and thereafter Momenta shall promptly reimburse Mylan any remaining CPM Balance after such reconciliation.

10.7                        Non-Exclusive Remedy.  Termination of this Agreement shall be in addition to, and shall not prejudice, the Parties’ remedies at law or in equity, including, without limitation,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

the Parties’ ability to receive legal damages or equitable relief with respect to any breach of this Agreement, regardless of whether or not such breach was the reason for the termination.

10.8                        Survival of Liability.  Expiration or termination of this Agreement for any reason shall not release either Party from any liability that, at the time of such expiration or termination, has already accrued or that is attributable to a period prior to such expiration or termination, nor preclude either Party from pursuing any right or remedy it may have hereunder or at law or in equity with respect to any breach of this Agreement.

10.9                        Survival of Articles and Sections.  Upon termination of the Agreement as allowed for in this Article 10, the following Articles and Sections of this Agreement shall survive: Article 1; Article 6 (solely to the extent expressly provided for in Section 10.6); Article 7; Article 8; Article 9 (solely with respect to Products being Developed, Manufactured or Commercialized pursuant to any surviving licenses under this Agreement); and Article 12 (excluding Section 12.8, Section 12.12, and Section 12.3(c), provided that if an Acquiring Entity elects to terminate one (1) or more Products pursuant to Section 12.3(c)(i)(2) or Section 12.3(c)(ii)(2), such Section 12.3(c)(i)(2) or Section 12.3(c)(ii)(2) shall survive and no other portion of Section 12.3(c) shall survive); Section 2.6(a)(4); Section 4.1 (to the extent payments are earned prior to termination but have not been paid prior to termination of the applicable Product, provided [***] shall be subject to reimbursement pursuant to Section 10.6(c)); Section 4.2 (solely (a) for Profit Share that is accrued but has not been paid prior to termination; (b) for [***] that accrue prior to termination; (c) for [***] that have accrued but have not been paid prior to termination or accrue under surviving portions of Sections 5.4, 5.5, 5.6, 5.7 and 8.4 following termination; and (d) for [***], with respect to actions and performance occurring prior to the Termination Date); Section 4.3; Section 4.4; Section 4.5; Section 5.1; Section 5.2; the last sentence of Section 5.3(a)(i); the last sentence of Section 5.3(a)(ii); Section 5.4 (with respect to Enforcement Litigation initiated prior to termination); Section 5.5 (with respect to Other Collaboration Litigation initiated prior to termination); Section 5.6 (with respect to Enforcement Litigation and Other Collaboration Litigation initiated prior to termination); Section 5.7 (with respect to [***]); Section 5.11(b) and (c) (with respect to any inventory of Product, packaging or labeling that includes a [***] existing as of the date of termination); Section 6.4; Section 6.5(c)(iv), (v) and (vi) (solely to the extent termination is pursuant to Section 6.5(c)(i), (ii) or (iii)); Section 6.6; Section 6.7; Section 10.6; Section 10.7; Section 10.8; Section 10.9; and Section 11.8(g).

ARTICLE 11.
REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1                        Momenta.  Momenta represents and warrants to Mylan that, as of the Execution Date and the Effective Date: (a) it has the full right, power and authority to enter into this Agreement and to grant the rights and licenses granted by it hereunder; (b) to the knowledge of Momenta, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of Momenta to enter into and perform its obligations under this Agreement; (c) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (d) this Agreement

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

has been duly executed and delivered on behalf of it, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; (e) the execution and delivery of this Agreement do not conflict with or violate any requirement of Applicable Law or regulations and do not conflict with, or constitute a default under, any contractual obligation of Momenta; and (f) it is not researching, developing or commercializing any Competing Products (directly by Momenta or indirectly by any of its Affiliates or Third Party collaborators, licensees or sublicensees).

11.2                        Mylan.  Mylan represents and warrants to Momenta that as of the Execution Date and the Effective Date: (a) it has the full right, power and authority to enter into this Agreement and to grant the licenses granted by it hereunder; (b) to the knowledge of Mylan, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of Mylan to enter into and perform its obligations under this Agreement; (c) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (d) this Agreement has been duly executed and delivered on behalf of it, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; (e) the execution and delivery of this Agreement do not conflict with or violate any requirement of Applicable Law or regulations and do not conflict with, or constitute a default under, any contractual obligation of Mylan; and (f) it is not researching, developing or commercializing any Competing Products (directly by Mylan or indirectly by any of its Affiliates or Third Party collaborators, licensees or sublicensees).

11.3                        No Debarment.  Each Party represents and warrants to the other Party that such Party, and such Party’s employees, officers, independent contractors, consultants, or agents who will render services relating to the Products: (a) have not been debarred and are not subject to debarment or convicted of a crime for which an entity or person could be debarred under 21 U.S.C. Section 335a (or its equivalent under Applicable Law); and (b) have never been under indictment for a crime for which a person or entity could be debarred under said Section 335a (or its equivalent under Applicable Law).  If during the Term, a Party has reason to believe that it or any of its employees, officers, independent contractors, consultants, or agents rendering services relating to the Products: (x) is or will be debarred or convicted of a crime under 21 U.S.C. Section 335a (or its equivalent under Applicable Law); or (y) is or will be under indictment under said Section 335a (or its equivalent under Applicable Law), then such Party shall immediately so notify the other Party in writing.

11.4                        Additional Momenta Representations and Warranties.  Momenta, on behalf of itself and all of its Affiliates, further represents and warrants to Mylan as of the Execution Date and the Effective Date that:

(a)                                 based on Momenta’s knowledge of the potential Product Work Plans, [***] Momenta Patent Rights are set forth in Exhibit 11.4(a); except that, if [***] Momenta Patent Rights [***], then, notwithstanding any other provision of this Agreement, [***] Momenta Patent Rights;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(b)                                 it is the [***] of all right, title and interest in and to the Momenta Patent Rights listed in Exhibit 11.4(a), all of which are [***], except as set forth on Exhibit 11.4(b);

(c)                                  Momenta has [***] the Momenta Intellectual Property set forth in Section 6.1 [***], except as set forth on Exhibit 11.4(c); and (ii) the Momenta Intellectual Property [***] in the Development or Manufacture of Products [***] for the Development, Manufacture or Commercialization of Products.

(d)                                 any and all agreements pursuant to which [***] the Momenta Intellectual Property [***], and neither Momenta nor any other party to such agreements is [***];

(e)                                  there are [***] relating to Momenta Patent Rights or Momenta Know-How, or the Products [***] relating to Momenta Patent Rights or Momenta Know-How, or the Products, [***] the Development, Manufacture or Commercialization of the Products [***];

(f)                                   except as set forth on Exhibit 11.4(f), there is [***] by Momenta alleging that a Third Party [***] the Momenta Patent Rights, and there has been [***];

(g)                                  except as set forth on Exhibit 11.4(g), there are [***] involving Momenta with the Momenta Patent Rights, [***] concerning such Momenta Patent Rights, and, [***], the Momenta Patent Rights [***];

(h)                                 there are no actual or pending, and [***], no alleged or threatened, [***], involving the Development, Manufacture or Commercialization of a Product by or against Momenta or any of its Affiliates [***], there is no basis for [***].  In particular, [***], there is no pending or threatened [***] involving the [***] of a Product and there is no basis [***];

(i)                                     (i) [***] of any Product [***], and (ii) all [***] of any Product that [***] by or on behalf of Momenta that have been submitted [***] in connection with any Product, have been [***] in all material respects [***], including [***], as applicable;

(j)                                    all [***] that have been submitted [***] by or on behalf of Momenta with respect to the Products [***] in all material respects on the date filed or furnished (or were corrected in or supplemented by a subsequent filing);

(k)                                 Momenta has disclosed in writing to Mylan all [***] relating to the Products to which [***] (excluding confidentiality or non-disclosure agreements with Third Parties) and all such agreements are listed on Exhibit 11.4(k);

(l)                                     Momenta is not a Party to any [***] or obliged to any [***], in each case pursuant to which Momenta has [***] to Develop, Manufacture or Commercialize the Products in the Territory or that would otherwise [***] set forth in Section 6.1 or [***] hereunder, and Momenta will not enter into any such Agreement during the Term; and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(m)                             (i) the Development, Manufacture and Commercialization of each Product by or on behalf of Momenta prior to the Effective Date has been [***]; and (ii) there have been [***] of any Product by or on behalf of Momenta prior to the Effective Date.

11.5                        Additional Mylan Representations and Warranties.  Mylan, on behalf of itself and all of its Affiliates, further represents and warrants to Momenta as of the Execution Date and the Effective Date that:

(a)                                 based on Mylan’s knowledge of the potential Product Work Plans, [***] Mylan Patent Rights are set forth in Exhibit 11.5(a); except that, if [***] Mylan Patent Rights [***], then, notwithstanding any other provision of this Agreement, [***] Mylan Patent Rights;

(b)                                 it is [***] of all right, title and interest in and to the Mylan Patent Rights listed in Exhibit 11.5(a), all of which are [***];

(c)                                  Mylan has [***] the Mylan Intellectual Property set forth in Section 6.2 [***]; and (ii) the Mylan Intellectual Property [***] in the Development or Manufacture of Products [***] for the Development, Manufacture or Commercialization of Products.

(d)                                 any and all agreements pursuant to which [***] the Mylan Intellectual Property [***], and neither Mylan nor any other party to such agreements is [***];

(e)                                  there are [***] relating to Mylan Patent Rights or Mylan Know-How, or the Products [***] relating to Mylan Patent Rights or Mylan Know-How, or the Products, [***] the Development, Manufacture or Commercialization of the Products [***];

(f)                                   there is [***] by Mylan alleging that a Third Party [***] the Mylan Patent Rights, and there has been [***];

(g)                                  there are [***] involving Mylan with the Mylan Patent Rights, [***] concerning such Mylan Patent Rights, and, [***], the Mylan Patent Rights [***];

(h)                                 there are no actual or pending, and [***], no alleged or threatened, [***], involving the Development, Manufacture or Commercialization of a Product by or against Mylan or any of its Affiliates [***].  In particular, to its knowledge, there is no pending or threatened [***] involving the [***] of a Product;

(i)                                     (i) [***] of any Product [***] by or on behalf of Mylan, and (ii) [***] that have been submitted to [***] in connection with any Product by or on behalf of Mylan;

(j)                                    [***] have been submitted [***] by or on behalf of Mylan with respect to the Products;

(k)                                 Mylan has disclosed in writing to Momenta any [***] relating to the Products to which [***] (excluding confidentiality or non-disclosure agreements with Third Parties);

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(l)                                     Mylan is not a Party to any [***] or obliged to any [***], in each case pursuant to which Mylan has [***] to Develop, Manufacture or Commercialize the Products in the Territory or that would otherwise [***] set forth in Section 6.2 or [***] hereunder, and Mylan will not enter into any such Agreement during the Term; and

(m)                             there has been no Development, Manufacture or Commercialization of any Product by or on behalf of Mylan prior to the Effective Date.

11.6                        Compliance with Applicable Law.  Each Party shall carry out all work assigned to such Party in the applicable Product Work Plan(s) and its other obligations under this Agreement in material compliance with all Applicable Law, including: (a) the Food, Drug, and Cosmetic Act and any applicable implementing regulations, and relevant foreign equivalents thereof; (b) GMPs; (c) all other applicable FDA guidelines and relevant guidelines of applicable regulatory authorities; (d) all other applicable laws and regulations, including all applicable federal, national, multinational, state, provincial and local environmental, health and safety laws and regulations in effect at the time and place of Manufacture of a Product; (e) all applicable export and import control laws and regulations; and (f) all applicable anti-bribery and anti-corruption laws and regulations.

11.7                        Anti-Corruption Laws.

(a)                                 Each Party understands that the other Party is required to and does abide by the United States Foreign Corrupt Practices Act (“FCPA”), the United Kingdom Bribery Act (“UKBA”) and any other applicable anti-corruption laws (collectively, the “Anti-Corruption Laws”). Each Party represents and warrants that no one acting on its behalf will give, offer, agree or promise to give, or authorize the giving directly or indirectly, of any money or other thing of value to anyone as an inducement or reward for favorable action or forbearance from action or the exercise of influence (a) to any governmental official or employee (including employees of government-owned and government-controlled corporations or agencies), (b) to any political party, official of a political party, or candidate, (c) to an intermediary for payment to any of the foregoing, or (d) to any other Person or entity in a corrupt or improper effort to obtain or retain business or any commercial advantage, such as receiving a permit or license.

(b)                                 Each Party understands that the other Party may immediately suspend payment, [***], if the actions or inactions of the first Party become subject to an investigation of potential violations of the FCPA.  Moreover, each Party understands that if it fails to comply with the provisions of any Applicable Law, including the FCPA, the other Party may terminate this Agreement, and any payments due thereunder, pursuant to Section 10.4.

(c)                                  Each Party warrants that all Persons acting on its behalf will comply with all Applicable Laws in connection with all work performed hereunder, including the Anti-Corruption Laws if any, prevailing in the country(ies) in which each Party has its principal places of business or performs such work.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(d)                                 Each Party further warrants and represents that should it learn or have reason to suspect any breach of the covenants in this Section 11.7, it will immediately notify the other Party.

(e)                                  Each Party may appoint a certified public accounting firm to perform a financial audit to determine whether the other Party is in compliance with the terms of this Section 11.7.  Each Party hereby agrees to grant the certified public accounting firm [***] access to its books, records, systems and accounts to the extent they pertain to transactions covered by this Agreement and are necessary for such purpose.

11.8                        Trade Control Laws.

(a)                                 Each Party will fully comply with all applicable export control, economic sanctions laws and anti-boycott regulations of the United States of America and other governments, including the U.S. Export Administration Regulations (Title 15 of the U.S. Code of Federal Regulations Part 730 et seq.) and the economic sanctions rules and regulations implemented under statutory authority or President’s Executive Orders and administered by the U.S. Treasury Department’s Office of Foreign Assets Control (Title 31 of the U.S. Code of Federal Regulations Part 500 et seq.) (collectively, “Trade Control Laws”).

(b)                                 Each Party acknowledges and confirms that Trade Control Laws apply to its activities, its employees and Affiliates under this Agreement.

(c)                                  No Product will be directly or indirectly shipped by the other Party to any country subject to U.S. or U.N. economic sanctions without the necessary licenses, even for transfer to non-sanctioned countries, and only after the express written consent of Mylan, [***].

(d)                                 Neither Party shall be required by the terms of this Agreement to be directly or indirectly involved in the provision of goods, services or technical data that may be prohibited by applicable Trade Control Laws if performed by such Party.  It shall be [***] to refrain from being directly or indirectly involved in the provision of goods, services or technical data that may be prohibited by applicable Trade Control Laws.

(e)                                  Each Party hereby represents and warrants that it is not included on any of the restricted party lists maintained by the U.S. Government, including the Specially Designated Nationals List administered by the U.S. Treasury Department’s Office of Foreign Assets Control; the Denied Persons List, Unverified List or Entity List maintained by the U.S. Commerce Department’s Bureau of Industry and Security; or the List of Statutorily Debarred Parties maintained by the U.S. State Department’s Directorate of Defense Trade Controls.

(f)                                   Each Party shall commit to maintaining awareness of the importance of Trade Control Laws throughout its organization.  Each Party shall take such actions as are necessary and reasonable to prevent Product from being exported or re-exported to any country,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

entity or individual subject to U.S. trade sanctions, unless prior approval of the other Party, and relevant permission or license from the U.S. government has been obtained.

(g)                                  Each Party will keep accurate and consistent records of all transactions covered by the Trade Control Laws for a minimum of [***] from the date of export or re-export; the date of expiration of any applicable license; or, other approval or reliance on any application of license exception or exemption.

11.9                        Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF TECHNOLOGY OR PATENT CLAIMS, WHETHER ISSUED OR PENDING.

ARTICLE 12.
MISCELLANEOUS

12.1                        Governing Law.  This Agreement shall be governed by, interpreted and construed in accordance with the substantive laws of the State of New York, without regard to conflicts of law principles.

12.2                        Amendment; Waiver.  This Agreement may only be amended or waived in a document that expressly states the Article or Section that is being modified or waived and that is signed by the Parties.  The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance.

12.3                        Assignments.

(a)                                 Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by either Party without the prior written consent of the other, except pursuant to sublicensing arrangements expressly contemplated herein; provided, however, that either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to an Affiliate or to a successor-in-interest in connection with the transfer or sale of all or substantially all of its business and assets [***] or in connection with its merger, consolidation, change in control or similar transaction.  Any permitted assignee shall assume all applicable obligations of its assignor under this Agreement, and shall provide the other Party with written notice of such assignment.  Any purported assignment in violation of this Section 12.3 shall be null and void.

(b)                                 Notwithstanding anything to the contrary set forth herein, if a Party (the “Assigning Party”) assigns or transfers this Agreement to a Third Party in accordance with

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Section 12.3(a) (any such Third Party, a “Transferee”), whether by merger, assignment, transfer of assets, or operation of law, then the intellectual property rights that were held or developed by such Transferee prior to such assignment or transfer, or developed by such Transferee after such assignment or transfer outside of conducting the Assigning Party’s activities under this Agreement and without use of or reference to the Momenta Intellectual Property or Mylan Intellectual Property, as applicable, or the Collaboration Intellectual Property, in each case existing prior to such assignment or transfer, shall not be deemed to be Patent Rights, Know-How, improvements or other intellectual property owned or Controlled by such Assigning Party, and shall also not be affected or otherwise encumbered in any manner by this Agreement, including without limitation, by being subject to any rights of or licenses under this Agreement.

(c)                                  Change of Control.

(i)                                     Momenta Change of Control.  Notwithstanding anything to the contrary in Section 12.3(a), in the event that Momenta is subject to a Change of Control (whether or not this Agreement is assigned in connection with such Change of Control), Momenta shall, within [***] after the date that such Change of Control closes (the “Momenta COC Closing Date”), provide Mylan with notice of such Change of Control (“Momenta COC Notice”).  In the event of a Change of Control of Momenta, then:

(1)                                 Upon Mylan’s written election after receipt of such Momenta COC Notice (which election shall be made by providing notice thereof (“Mylan COC Election Notice”) no later than [***] after receipt of the Momenta COC Notice), and effective as of the Momenta COC Closing Date (or the Effective Date, if later) solely if Mylan provides such Mylan COC Election Notice, subject to Section 12.3(c)(i)(2):

(A)                               Mylan shall have the exclusive right to Develop, Manufacture and Commercialize the Products in the Territory.  Accordingly, the license granted to Momenta in Section 6.2(a) shall terminate, the exclusive license granted to Mylan in Section 6.1(a) will become exclusive (even as to Momenta), and Momenta shall no longer retain the rights in Section 6.1(a), under the Momenta Intellectual Property and Collaboration Intellectual Property, necessary to perform any Development Activities or Commercialization Activities assigned to Momenta with respect to a Product in a Product Work Plan or Co-Commercialization Agreement, as applicable.

(B)                               Momenta shall promptly transfer to Mylan or its designee all Development, Manufacturing, Commercialization, Legal Clearance and Enforcement Litigation activities for the Products in the Territory and subsections (i), (ii), (iii), (iv), (vii); (viii) and (ix) of Section 10.6(b) shall apply.

(C)                               Mylan shall use Commercially Reasonable Efforts to Develop, Manufacture and Commercialize each Product using at least the same or greater level of efforts identified in the last applicable Product Work Plan existing prior to the Momenta COC Closing Date, unless changes in market or regulatory conditions, or in Product

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Development conditions, would make such plan commercially unreasonable, and any and all other diligence obligations on Mylan hereunder shall be of no further force and effect;

(D)                               Mylan shall not be obligated to submit any further updates to the Product Work Plan or the Commercialization Plan to Momenta;

(E)                                Except as provided in (F) below, Momenta shall [***];

(F)                                 Mylan shall have no further reporting or record-keeping obligations hereunder with respect to the Development, Manufacture or Commercialization of, and regulatory activities for, the Products other than: (x) its financial reporting and record-keeping obligations, and audit rights, to the extent necessary to verify the accuracy of the calculation of the Profit Share paid or payable to Momenta based on the Profit Share; and (y) provision of updates regarding anticipated timelines for Regulatory Approvals and Launches of the Products and budgets associated with such timelines;

(G)                               Mylan shall have the right to terminate any Co-Commercialization Agreements and Momenta’s Co-Commercialization Options and right to conduct Commercialization Activities with respect to the Products in the U.S. by providing written notice of such termination to Momenta within [***] after sending the Mylan COC Election Notice;

(H)                              Each Party shall continue to receive the Profit Share (including responsibility for sharing Shared Other Expenses and Legal Expenses as set forth in clause (I) below).

(I)                                   After the Momenta COC Closing Date, Mylan shall bear all of the Development Expenses, Legal Expenses and Shared Other Expenses as it incurs them, but shall recoup (x) [***] of such Development Expenses through the mechanism described in Section 4.2(a)(i) and (y) [***] of the Shared Other Expenses through the Profit Share (and Momenta’s Allocable Legal Expense Share with respect to Legal Expenses not included in the Profit Share) pursuant to the reconciliation, reimbursement and payment mechanisms set forth in Sections 4.2(b)-(d); and

(J)                                   Mylan shall have no further obligation to disclose to Momenta any Mylan Know-How developed or reduced to practice after the Momenta COC Closing Date.

(2)                                 The Acquiring Entity may elect to terminate its rights on a Product-by-Product basis by providing written notice to Mylan within [***] after receipt of the Mylan COC Election Notice.  Upon Mylan’s receipt of such notice of such election from the Acquiring Entity with respect to one or more Products, such terminated Products shall be deemed to have been terminated pursuant to Section 10.2 by Momenta in all countries, provided that the royalties owed by Mylan pursuant to Section 10.6(b)(vi) shall be replaced by the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

royalties set forth below which shall be due for a period of [***] after the later of: (i) Launch of the Product; or (ii) the Momenta COC Closing Date.

(A)                               If the Product is terminated prior to the filing of the IND in a Major Country, Mylan shall pay to Momenta a royalty of [***] of Net Sales of such Product.

(B)                               If the Product is terminated after the filing of the IND in a Major Country, but prior to the first dosing in humans in an Additional Clinical Trial (or waiver of the requirement therefor by the Regulatory Authority in a Major Country) of such Product, Mylan shall pay to Momenta a royalty of [***] of Net Sales of such Product.

(C)                               If the Agreement is terminated after the first dosing in humans in an Additional Clinical Trial (or waiver of the requirement therefor by the Regulatory Authority in a Major Country) of such Product, but prior to the Launch of such Product in a Major Country, Mylan shall pay to Momenta a royalty of [***] of Net Sales of such Product.

(D)                               If the Agreement is terminated after the Launch of such Product in a Major Country, Mylan shall pay to Momenta a royalty of [***] of Net Sales of such Product.

(ii)                                  [***].  Notwithstanding anything to the contrary in Section 12.3(a), in the event that [***] is [***] a [***] (whether or not this [***] is [***] in connection with such [***]), [***] shall, within [***] after the date that such [***] (the [***]), provide [***] with notice of such [***] ([***]).  In the event of a [***] of [***], then:

(1)                                 Upon [***] written election after receipt of such [***] (which election shall be made by providing notice thereof ([***]) no later than [***] after receipt of the [***] Notice), and effective as of the [***] (or the Effective Date, if later) solely if [***] provides such [***], subject to Section 12.3(c)(ii)(2):

(A)                               [***] shall have the right to [***] its [***] to [***] the [***], with [***] on [***] of the Commercialization Plan and other Commercialization Activities for the [***] in accordance with the [***] to be negotiated in good faith by the Parties pursuant to [***] upon [***] exercise of such [***].  [***] shall [***] all [***] under this Agreement with respect to [***] of Products [***] the [***];

(B)                               [***] shall use Commercially Reasonable Efforts to [***] and [***] the [***] each Product using at least the same or greater level of efforts identified in the [***] applicable [***] the [***], unless [***] in [***] or [***], or in [***], would make such plan commercially unreasonable;

(C)                               The [***] and [***] shall [***] provided that if the [***] is not able to [***] a [***] with respect to a [***] matter for the [***], subject to clause

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(F) below, [***] would have [***] with respect to such matter after it has been [***] to the [***] pursuant to [***].  [***] shall not exercise its right to [***] as provided in this clause (C) to the extent it would: (u) require [***] to breach an agreement with a Third Party pursuant to which [***] has obtained any rights to any Know-How or Patent Rights covering the Product; (v) require [***] to otherwise perform any act that [***] to be inconsistent with any Applicable Law or the terms of this Agreement; (w) modify the [***] of any [***]; (x) impose a [***] on [***] with respect to any [***] regarding the [***] or [***] of any [***] to [***] under this Agreement; (y) directly impose on [***] an obligation to [***] or its [***] tangible or intangible [***] and [***] in a certain manner; or (z) amend, interpret, modify or waive compliance with this Agreement

(D)                               For each Product [***] in the [***] the [***], [***] shall have the right to [***] such Product [***] on [***] conditions [***] would have been able to; provided that [***] shall have [***] rights [***] would have had pursuant to the provisions of this Agreement related to [***], including [***], which shall be applicable mutatis mutandis.

(E)                                For each Product [***] in the [***] the [***], at [***] written request all activities which support Development, Manufacturing and obtaining Regulatory Approval of such Product for the United States shall be [***] to [***] at [***] expense pursuant to a [***] to be agreed upon by [***], and thereafter [***] shall be responsible for conducting such activities to support [***] of such Products in the [***].

(F)                                 [***] shall continue to receive the [***] (including responsibility for [***] and [***] as set forth in this Agreement).

(2)                                 [***] may elect to terminate its rights [***] by providing written notice to [***] within [***] after receipt of the [***].  Upon [***] receipt of such notice of such election from [***] with respect to [***], such [***] shall be deemed to have been terminated pursuant to Section 10.2 by [***] in all countries, provided that the royalties owed by [***] pursuant to Section 10.6(a)(iv) shall be replaced by the royalties set forth below which shall be due for a period of [***] after the later of: (i) [***] of [***]; or (ii) the [***].

(A)                               If the [***] is terminated prior to the [***] of the [***] in [***], [***] shall pay to [***] a royalty of [***] of Net Sales of [***].

(B)                               If the [***] is terminated after the [***] of the [***] in [***], but prior to the [***] in an [***] (or [***] of the [***] by the [***] in [***]) of [***], [***] shall pay to [***] a royalty of [***] of Net Sales of [***].

(C)                               If the Agreement is terminated after the [***] in an [***] (or [***] of the [***] by the [***] in [***]) of [***], but prior to the [***] of [***] in [***], [***] shall pay to [***] a royalty of [***] of Net Sales of [***].

(D)                               If the Agreement is terminated after the [***] of [***] in [***], [***] shall pay to [***] a royalty of [***] of Net Sales of [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

(iii)                               Change of Control Definition.  For purposes of the foregoing, a “Change of Control” shall mean, with respect to a Party, the occurrence of any of the following events: (1) the sale, transfer, conveyance or other disposition of all or a majority of the assets of the Party and its Affiliates to a Third Party; or (2)(A) the acquisition of beneficial ownership, directly or indirectly, by any person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the U.S. Securities and Exchange Commission thereunder as in effect on the Effective Date), of common shares or other equity interest representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding common shares or other equity interests of such Party; or (B) a merger, reorganization or consolidation involving such Party in which the stockholders of the Party, immediately prior to the merger, reorganization or consolidation, would not, immediately after the merger, reorganization or consolidation, beneficially own, directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the combined ordinary voting power of the resulting ultimate parent company; provided that in the case of clause (2) above, a Change of Control shall not be deemed to have occurred if: (X) at least [***] of the [***] of the [***] of such Party is the [***] in the [***] company; or (Y) at least fifty percent (50%) of seats on the board of directors of the resulting ultimate parent company are occupied by members of the board of directors of the ultimate parent company of such Party prior to such transaction.  The “Acquiring Entity” means the acquiring or resulting entity in such transaction.

(iv)                              For clarity, except as set forth in this Section 12.3, the Parties’ rights and obligations under this Agreement shall remain in effect in the event of a Change of Control or an assignment of this Agreement.

12.4                        Independent Contractors.  The relationship of the Parties hereto is that of independent contractors.  The Parties intend not to be treated as agents, partners or joint venturers of each other for any purpose as a result of this Agreement or the transactions contemplated thereby.

12.5                        Notices.  Any notice required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and sent by certified or registered mail, return receipt requested, postage prepaid, or sent by a globally recognized overnight courier service, or sent by hand delivery, to the representative for such Party at the address set forth below for such Party.  If a Party changes its representative or address, written notice shall be given promptly to the other Party of the new representative or address.  Notice shall be deemed given on the [***] after being sent in the case of delivery by mail, on the [***] after being sent in the case of delivery by overnight courier, and [***] in the case of delivery by hand.  The addresses of the Parties and representatives are as follows:

If to Momenta:	Momenta Pharmaceuticals, Inc.
675 West Kendall Street
Cambridge, MA 02142
Attn: President and CEO

With a copy to:	Momenta Pharmaceuticals, Inc.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

675 West Kendall Street
Cambridge, MA 02142
Attn: General Counsel

If to Mylan:	Mylan Ireland Limited
6th Floor, South Bank House
Barrow Street
Dublin 4
Ireland
Attention: [***], Director

With a copy to:	Mylan Inc.
1000 Mylan Boulevard
Canonsburg, PA 15317
Attention: Global General Counsel

12.6                        Force Majeure.  Neither Party shall be held liable or responsible to the other nor be deemed to have defaulted under or breached the Agreement for failure or delay in fulfilling or performing any term of the Agreement (excluding payment obligations) to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of such Party including but not limited to fires, earthquakes, floods, embargoes, wars, acts of war (whether war is declared or not), terrorist acts, insurrections, riots, civil commotion, and other similar causes.  Performance shall be excused only to the extent of and during the reasonable continuance of such disability.  Any deadline or time for performance specified in a Product Work Plan that falls due during or subsequent to the occurrence of any of the disabilities referred to herein shall be automatically extended for a period of time equal to the period of such disability.  Each Party shall immediately notify the other if, by reason of any of the disabilities referred to herein, it cannot meet any deadline or time for performance specified in any Exhibit to this Agreement.  The Parties shall meet to discuss and negotiate in good faith what modifications to this Agreement or whether termination of this Agreement (and commercially reasonable terms associated with any such termination) should result from this force majeure.

12.7                        Complete Agreement.  This Agreement, including the Exhibits hereto, constitute the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, whether written or oral, expressed or implied, shall be of no force or effect, including the Prior Confidentiality Agreement (subject to Section 7.7).

12.8                        Quality Agreement.  No later than [***] prior to Mylan, Momenta or a Third Party engaged by Mylan or Momenta engaging in GMP activities, the Parties shall enter into a quality agreement relating to any GMP Product to be manufactured under the Product Work Plan; provided that the foregoing obligation shall apply solely to the extent that one Party is

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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supplying Product to the other Party for purposes of Development or Commercialization of such Product hereunder.

12.9                        Severability.  If any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without such provision.  In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties in entering this Agreement.

12.10                 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.  Counterparts may be signed and delivered by facsimile, or electronically in PDF format, each of which will be binding when sent.

12.11                 Dispute Resolution.

(a)                                 Executive Resolution.  The Parties recognize that bona fide disputes may arise which relate to the Parties’ rights and obligations under this Agreement (“Disputed Matter”).  In attempting to resolve any such Disputed Matters, the Disputed Matter shall first be elevated through each Party’s respective senior management representatives (in the case of Mylan, to its president or chief executive officer, and, in the case of Momenta, to its chief executive officer) for resolution.  If the Disputed Matter remains unresolved [***] after referral to such senior management representatives, the Disputed Matter shall be resolved by binding dispute resolution proceedings in accordance with the procedure set forth in Section 12.11(b), except that, if the Disputed Matter is within the scope of the JSC pursuant to Section 3.6(b), the Disputed Matter shall be resolved pursuant to Section 12.11(c).

(b)                                 Court.  Subject to Section 12.11(c) and Section 12.11(d), if the Parties do not resolve a Disputed Matter using the process described in Section 12.11(a), then such Disputed Matter shall be subject to the exclusive jurisdiction of the state and federal courts in New York City, New York, U.S. and each Party hereby submits to such jurisdiction.

(c)                                  Baseball Arbitration for JSC Disputed Matters.

(i)                                     If the Parties’ respective senior management representatives are unable to resolve a Disputed Matter that is within the scope of the JSC decision-making authority pursuant to Section 3.6(b), then, within [***] after such senior management representatives are unable to resolve such Disputed Matter, an arbitration panel will be selected pursuant to Section 12.11(c)(ii).  Such arbitration panel will have the sole responsibility of resolving such Disputed Matter from a proposal submitted by each Party under this Section 12.11(c), and no other disputed matters, claims or counterclaims will be permitted by the Parties in such arbitration.  Within [***] after selection of such arbitration panel, each Party shall submit to the arbitration panel, and exchange with the other Party in accordance with a procedure to be established by the arbitration panel, its proposal for resolving such Disputed Matter.  Within [***] after receiving each Party’s proposal, the arbitration panel shall [***] of the [***] submitted by the Parties.  The

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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JSC shall promptly implement the proposal that is selected by the arbitration panel pursuant to this Section 12.11(c).

(ii)                                  A Party seeking further resolution of the Disputed Matter pursuant to paragraph (i) above shall submit the Disputed Matter to resolution by final and binding arbitration in accordance with the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and applying the substantive law specified in Section 12.1.  For the purposes of this Section 12.11(c), these rules and supplementary procedures shall be called the “Rules”.  Whenever a Party decides to institute arbitration proceedings, it shall give written notice to that effect to the other Party, and the place of arbitration will be in New York, New York.  The arbitration will be conducted by a panel of three (3) arbitrators, who will be appointed as follows: each Party will appoint a single arbitrator, and the two (2) arbitrators will agree on a third (3rd) arbitrator who will act as the chair of the arbitral tribunal, within [***] after their appointment.  If the two (2) arbitrators do not agree on the third (3rd) arbitrator within such [***], then the third (3rd) arbitrator will be appointed by AAA in accordance with the Rules.  Each arbitrator must have business or legal experience in the biosimilar or pharmaceutical industry.  Decisions of the arbitrators that conform to the terms of this Section 12.11(c) shall be final and binding on the Parties, and judgment on the award so rendered may be entered in any court of competent jurisdiction.  The Parties shall each bear or pay [***] the administrative costs and fees of the arbitration and the fees and costs of the arbitrators.  Notwithstanding the foregoing, each Party is to bear or pay [***], and any other [***], and no such fees or costs [***].  Except as may be required by Applicable Law, no Party (or its representative, witnesses or arbitrators) may disclose the existence, content or result of any arbitration under this Agreement without the prior written consent of both Parties, except that no such consent shall be required to enter and enforce the judgment in court.

(d)                                 Patent Disputes.  Notwithstanding anything in this Agreement to the contrary, as between the Parties, any and all issues regarding the validity and enforceability of any patent in a country within the Territory (“Patent Matters”) shall be determined in a court or other tribunal, as the case may be, of competent jurisdiction under the applicable patent laws of such country.  If such Disputed Matter involves both Patent Matters and other matters, the arbitrators will have the right to stay the arbitration until determination of Patent Matters material to the resolution of the Disputed Matters is resolved.

(e)                                  Equitable Relief.  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall prevent either Party from seeking equitable relief from any court of competent jurisdiction to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrators on the ultimate merits of any Disputed Matter.  Any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

12.12                 HSR Act.  The Parties shall use Commercially Reasonable Efforts to promptly obtain any clearance required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (15 U.S.C. § 18a) (the “HSR Act”) for the consummation of this Agreement and the transactions contemplated hereby.  Each Party shall furnish to the other Party reasonably

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

necessary information and reasonable assistance as the other Party may request in connection with its compliance with the HSR Act, and any inquiries or requests for additional information in connection therewith.  The Party’s shall share equally all of the filing fees pursuant to the HSR Act in connection with this Agreement; however, each Party shall bear all of the other costs and expenses (including attorneys’ fees) related to any filing by such Party pursuant to the HSR Act in connection with this Agreement.  From the Execution Date until the Effective Date (or earlier termination of this Agreement), Momenta covenants to conduct its business with respect to the Product only in, and shall not take any action except in, the ordinary course of business and in a manner consistent in nature, scope and magnitude with past practices.  If the expiration or early termination of the applicable waiting period under the HSR Act (such date, the “HSR Clearance Date”) has not occurred within [***] after the Execution Date, either Party may terminate this Agreement by written notice to the other Party.  Except for Article 7, none of the provisions of this Agreement (for clarity, including Section 10.6 and Section 10.9), shall remain in effect after such termination.

12.13                 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including without limitation any creditor of either Party hereto. No such Third Party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either Party hereto.

12.14                 Captions; Certain Conventions; Construction.  All captions herein are for convenience only and shall not be interpreted as having any substantive meaning.  The Exhibits to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement.  Unless otherwise expressly provided herein or the context of this Agreement otherwise requires: (a) words of any gender include each other gender; (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear; (c) words using the singular shall include the plural, and vice versa; (d) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation”, “inter alia” or words of similar import; (e) references to “Article,” “Section,” “subsection”, “clause”, or other subdivision, or Exhibit, without reference to a document are to the specified provision or Exhibit of this Agreement; (f) the word “or” shall have the inclusive meaning associated with “and/or”; (g) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule of regulation thereof; (h) neither Party or its Affiliates shall be deemed to be acting “on behalf of” the other Party hereunder; and (i) the headings contained in this Agreement are used only as a matter of convenience, and in no way define, limit, construe or describe the scope or intent of any section of this Agreement.  If the terms of this Agreement conflict with the terms of any Exhibit, the terms of this Agreement shall prevail.  References to either Party include the successors and permitted assigns of that Party.  The Exhibits are incorporated by reference into this Agreement.  The Parties have each consulted counsel of their choice regarding this Agreement, and, accordingly, no provisions of this Agreement will be construed against either Party on the basis that the Party drafted this Agreement or any provision thereof.  The official

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

text of this Agreement and any Exhibit, any notice given or accounts or statements required by this Agreement, and any dispute proceeding related to or arising hereunder, will be in English.  If any dispute concerning the construction or meaning of this Agreement arises, then reference will be made only to this Agreement as written in English and not to any translation into any other language.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

[Signature Page to Collaboration Agreement]

IN WITNESS WHEREOF, the Parties hereto have set their hand as of the Execution Date.

MOMENTA PHARMACEUTICALS, INC.

By:	/s/ Craig A. Wheeler
Name: Craig A. Wheeler
Title: President & CEO

MYLAN IRELAND LIMITED

By:	/s/ Peter McCormick
Name: Peter McCormick
Title: Global Head Supply Chain & Operations Services

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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Exhibit 1.11

[***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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Exhibit 2.1(a)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 2.4(f)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 3.2

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 4.2(a)(i)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 7.2

Initial Press Releases

Mylan’s Initial Press Release:

Mylan Announces Worldwide Collaboration with Momenta to Jointly Develop and Commercialize Six Biosimilar Products

Partnership Builds on Successful Existing Collaboration with Biocon and Positions Mylan as a World Leader in Biosimilars

HERTFORDSHIRE, England, and PITTSBURGH — Jan. 8, 2016 — Mylan N.V. (NASDAQ, TASE: MYL) today announced that it has entered into an exclusive global collaboration agreement with Momenta Pharmaceuticals, Inc. (Nasdaq: MNTA) to develop, manufacture and commercialize six of Momenta’s current biosimilar candidates, including Momenta’s biosimilar candidate, ORENCIA® (abatacept).

Mylan CEO Heather Bresch commented, “Mylan’s long-stated strategy has been to strategically invest in the long-term drivers of our future growth, both through our strong internal focus on R&D and through external collaboration with industry-leading partners. Biosimilars have long been one of these areas of important future growth, both for our company and our industry, given the rapidly growing market for biologic products, the undeniable patient need for more affordable versions of these life-saving medicines, and the attractive competitive landscape for the companies that are able to successfully bring these complex products at scale to the global market. This collaboration with Momenta, which is highly complementary to our partnership with Biocon, will position us as a definitive world leader in biosimilars, with a broad portfolio of 15 biosimilar/insulin analog generic products in development and the scale required to maximize investment in this area. Looking forward, Mylan will continue to expand and diversify its portfolio into such complex products, further differentiating us from other leading generics companies and establishing us at the forefront of the biologics space, while also ensuring we maintain one of the broadest, highest quality portfolios in our industry.

“This exciting collaboration with Momenta is focused on the next wave of biosimilar products and represents an important next step for Mylan, leveraging Momenta’s unique technology capabilities and Mylan’s strong science, biosimilar-development experience, operational excellence and expansive global commercial footprint. Importantly, this collaboration builds upon Mylan’s existing successful biologics and insulins collaboration with Biocon, which is focused on more near-term biosimilar opportunities. Through these partnerships, as well as the strong internal capabilities we have cultivated, Mylan is further expanding what is already one of the industry’s most robust and diverse biosimilar portfolios and helping to ensure we can deliver enhanced access to these critical products to patients around the world,” continued Ms. Bresch.

Craig A. Wheeler, president and chief executive officer of Momenta Pharmaceuticals, said, “We are thrilled to welcome Mylan as our new collaboration partner for biosimilars. Our two companies have a common focus on building an industry-leading biosimilar portfolio that offers safe, effective and affordable products to the patients that need them. By combining Momenta’s

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

proven capabilities in complex-product development and Mylan’s world-class global R&D, supply chain and commercial infrastructure, we are well positioned to become a strong competitor in this developing field. Our joint vision is to bring high quality, cost-effective biosimilar products to markets worldwide, and we believe our success will deliver a strong return to our companies’ stakeholders.”

Under the agreement with Momenta, Mylan will make an up-front cash payment of $45 million and up to $200 million in contingent milestone-related payments to Momenta, with each company sharing equally in the costs and profits with respect to the products. The companies will be jointly responsible for product development, and Mylan will lead worldwide commercialization efforts. All other financial terms and product details remain confidential.

Mylan’s collaboration with Momenta builds upon Mylan’s existing biologics and insulin analog partnership with Biocon. The Biocon partnership includes six biosimilar programs (trastuzumab, pegfilgrastim, adalimumab, bevacizumab, etanercept and filgrastim) and three insulin analogs (glargine, lispro and aspart). Five of these biosimilar programs have successfully completed Phase I clinical trials, and four of the programs are in active Phase III testing. Mylan and Biocon plan on submitting three biosimilar applications and one insulin application in the U.S. and Europe in 2016. Mylan already has successfully launched its trastuzumab biosimilar product in India and other emerging markets.

Mylan President Rajiv Malik commented, “Mylan has been fully engaged in the development of biosimilars with our partner Biocon for the last six years. During that time, Mylan has cultivated strong experience and expertise in the development of biosimilar products, and is executing on our programs with the scientific and analytical rigor required to fulfill health-authority expectations. Based upon our proactive and informative interactions with global health authorities on our nine active programs, we are extremely optimistic about the strength of our current development programs with Biocon, and we look forward to deploying our expertise in our collaboration with Momenta.”

Momenta also is providing information regarding the collaboration on its website.

Forward Looking Statement for Mylan

This press release includes statements that constitute “forward-looking statements,” including with regard to statements that biosimilars has long been an area of important future growth, both for Mylan and its industry, given the rapidly growing market for biologic products, the undeniable patient need for more affordable versions of these medicines, and the attractive competitive landscape for the companies that are able to successfully bring these complex products at scale to the global market; that the collaboration with Momenta, which is highly complementary to Mylan’s partnership with Biocon, will position Mylan as a definitive world leader in biosimilars with a broad portfolio of 15 biosimilar/insulin analog generic products in development and the scale required to maximize investment in this area; that Mylan will continue to expand and diversify its portfolio into such complex products, further differentiating it from other leading generics companies and establishing us at the forefront of the biologics space, while also ensuring it maintains one of the broadest, highest quality portfolios in its industry; that the collaboration with Momenta is focused on the next wave of biosimilar products

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

and represents an important next step for Mylan, leveraging Momenta’s unique technology capabilities and Mylan’s strong science, biosimilar development experience, operational excellence and expansive global commercial footprint; that through Mylan’s partnerships, as well as the strong internal capabilities it has cultivated, Mylan is further expanding what is already one of the industry’s most robust and diverse biosimilar portfolios and helping to ensure we can deliver enhanced access to these critical products to patients around the world; that Mylan and Momenta have a common focus on building an industry leading biosimilar portfolio that offers safe, effective and affordable products to the patients that need them; that Mylan and Momenta’s joint vision is to bring high quality, cost effective biosimilar products to markets worldwide and they believe their success will deliver a strong return to their respective stakeholders; that Mylan and Biocon plan on submitting three biosimilar applications and one insulin application in the U.S. and Europe in 2016; that Mylan is executing on its programs with the scientific and analytical rigor required to fulfill health authority expectations; and that Mylan is extremely optimistic about the strength of its current development programs with Biocon and looks forward to deploying its expertise in our collaboration with Momenta.  These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: any changes in or difficulties with Mylan’s or its partners’ ability to develop, manufacture, and commercialize biosimilar candidates; any regulatory, legal, or other impediments to Mylan’s or its partners’ ability to bring biosimilar candidates to market; Mylan’s and its partners’ ability to protect intellectual property and preserve intellectual property rights, including with respect to biosimilar candidates; the effect of any changes in Mylan’s or its partners’ customer and supplier relationships and customer purchasing patterns; other changes in third-party relationships; the impact of competition; changes in the economic and financial conditions of the businesses of Mylan or its partners; the scope, timing, and outcome of any ongoing legal proceedings and the impact of any such proceedings on Mylan’s or its partners’ business; actions and decisions of healthcare and pharmaceutical regulators, and changes in healthcare and pharmaceutical laws and regulations, in the United States and abroad; risks associated with international operations; clearance under the Hart-Scott-Rodino Antitrust Improvements Act; other uncertainties and matters beyond the control of management; and the other risks detailed in Mylan’s filings with the Securities and Exchange Commission. Mylan undertakes no obligation to update these statements for revisions or changes after the date of this release.

Forward Looking Statement for Momenta Pharmaceuticals

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about our and Mylan’s ability to successfully develop and commercialize high quality, cost-effective biosimilar products; compete successfully in biosimilars; and increase shareholder value.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including receiving clearance under the Hart-Scott-Rodino Antitrust Improvements Act and those referred to under the section “Risk Factors” in Momenta’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed with the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Securities and Exchange Commission, as well as other documents that may be filed by Momenta from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, or the risks and factors noted above by Mylan, Momenta’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Momenta is providing information in this press release as of this date and assumes no obligations to update the information or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Momenta’s Initial Press Release:

Momenta Pharmaceuticals Announces Worldwide Collaboration with Mylan to Jointly Develop and Commercialize Six Biosimilar Products

— Momenta to Host a Conference Call for Investors Today at 10 AM ET—

CAMBRIDGE, MA — January 8, 2016 —Momenta Pharmaceuticals, Inc. (Nasdaq: MNTA) today announced that it has entered into an exclusive global collaboration agreement with Mylan N.V. (Nasdaq, TASE: MYL) to develop, manufacture and commercialize six of Momenta’s current biosimilar candidates, including Momenta’s biosimilar candidate ORENCIA® (abatacept).

“We are thrilled to welcome Mylan as our new collaboration partner for biosimilars. Our two companies have a common focus on building an industry leading biosimilar portfolio that offers safe, effective and affordable products to the patients that need them,” said Craig A. Wheeler, President and Chief Executive Officer of Momenta Pharmaceuticals. “By combining Momenta’s proven capabilities in complex product development and Mylan’s world class global R&D, supply chain and commercial infrastructure, we are well positioned to become a strong competitor in this developing field. Our joint vision is to bring high quality, cost effective biosimilar products to markets worldwide and we believe our success will deliver a strong return to our companies’ stakeholders.”

Mylan CEO Heather Bresch commented, “This exciting collaboration with Momenta is focused on the next wave of biosimilar products and represents an important next step for Mylan in this area of significant future growth, leveraging Momenta’s unique technology capabilities and Mylan’s strong science, biosimilar development experience, operational excellence and expansive global commercial footprint. Through this collaboration, as well as other partnerships and the strong internal capabilities we have cultivated, Mylan is further expanding what is already one of the industry’s most robust and diverse biosimilar portfolios and helping to ensure we can deliver enhanced access to these critical products to patients around the world.”

Under the agreement, Mylan will make an upfront cash payment of $45 million and up to $200 million in contingent milestone payments to Momenta, with each company sharing equally in the costs and profits with respect to the products. The companies will be jointly responsible for product development and Mylan will lead worldwide commercialization efforts, with Momenta having an option to co-commercialize in a supporting commercial role, any approved products in the United States.

Conference Call Information

Momenta will host a conference call for investors today at 10 am ET to discuss this important biosimilars collaboration with Mylan. The conference call will be webcast live and a link to the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

webcast may be accessed on the “Investors” section of the company’s website, www.momentapharma.com. Please go to the site at least 15 minutes prior to the call to register, download, and install any necessary software. An archived version of the webcast will be posted on the Momenta website approximately two hours after the call.

To access the call you may also dial (877) 224-9084 (domestic) or (720) 545-0022 (international) prior to the scheduled conference call time and provide the access code 21610391. A replay of the call will be available approximately two hours after the conclusion of the call.  To access the replay, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and provide the access code 21610391.

About Momenta

Momenta Pharmaceuticals is a biotechnology company specializing in the detailed structural analysis of complex drugs and is headquartered in Cambridge, MA. Momenta is applying its technology to the development of generic versions of complex drugs, biosimilar and potentially interchangeable biologics, and to the discovery and development of novel therapeutics for oncology and autoimmune indications.

To receive additional information about Momenta, please visit the website at www.momentapharma.com, which does not form a part of this press release.

Our logo, trademarks, and service marks are the property of Momenta Pharmaceuticals, Inc. All other trade names, trademarks, or service marks are property of their respective owners.

Forward Looking Statement For Momenta Pharmaceuticals

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements concerning the collaboration agreement between Mylan N.V. and Momenta Pharmaceuticals, Inc., including anticipated payments, as well as future development, manufacture, and commercialization of biosimilars under the agreement; and our and Mylan’s ability to successfully develop and commercialize high quality, cost-effective biosimilar products, compete successfully in biosimilars, and increase shareholder value.   Forward-looking statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “hope,” “target,” “project,” “goal,” “objective,” “guidance,” “plan,” “potential,” “predict,” “might,” “estimate,” “expect,” “intend,” “may,” “seek”, “should,” “will,” “would,” “look forward” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including receiving clearance under the Hart-Scott-Rodino Antitrust Improvements Act and those referred to under the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed with the Securities and Exchange Commission, as well as other documents that may be filed by the Company from time to time

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, or the risks and factors noted below by Mylan N.V., the  Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward Looking Statement for Mylan N.V.

This press release includes statements that constitute “forward-looking statements,” including with regard to statements that the collaboration is focused on the next wave of biosimilar products and represents an important next step for Mylan in this area of significant future growth, leveraging Momenta’s unique technology capabilities and Mylan’s strong science, biosimilar development experience, operational excellence and expansive global commercial footprint and that Mylan is further expanding what is already one of the industry’s most robust and diverse biosimilar portfolios and helping to ensure it can deliver enhanced access to these critical products to patients around the world.  These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: any changes in or difficulties with Mylan’s or its partners’ ability to develop, manufacture, and commercialize biosimilar candidates; any regulatory, legal, or other impediments to Mylan’s or its partners’ ability to bring biosimilar candidates to market; Mylan’s and its partners’ ability to protect intellectual property and preserve intellectual property rights, including with respect to biosimilar candidates; the effect of any changes in Mylan’s or its partners’ customer and supplier relationships and customer purchasing patterns; other changes in third-party relationships; the impact of competition; changes in the economic and financial conditions of the businesses of Mylan or its partners; the scope, timing, and outcome of any ongoing legal proceedings and the impact of any such proceedings on Mylan’s or its partners’ business; actions and decisions of healthcare and pharmaceutical regulators, and changes in healthcare and pharmaceutical laws and regulations, in the United States and abroad; risks associated with international operations; clearance under the Hart-Scott-Rodino Antitrust Improvements Act; other uncertainties and matters beyond the control of management; and the other risks detailed in Mylan’s filings with the Securities and Exchange Commission. Mylan undertakes no obligation to update these statements for revisions or changes after the date of this release.

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MOMENTA INVESTOR CONTACT:	MOMENTA MEDIA CONTACT:
Sarah Carmody	Karen Sharma
Momenta Pharmaceuticals	MacDougall Biomedical Communications

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

1-617-395-5189	1-781-235-3060
IR@momentapharma.com	Momenta@macbiocom.com

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 11.4(a)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 11.4(b)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 11.4(c)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 11.4(f)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 11.4(g)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 11.4(k)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 11.5(a) — (l)

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.